UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4279

Securian Funds Trust

(Exact name of registrant as specified in charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of principal executive offices) (Zip code)

Paul J. Thibodeaux, Esq.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and address of agent for service)

Registrant's telephone number, including area code:

(651) 665-3500

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

(a)            The following is a copy of the registrant's report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

TABLE OF CONTENTS

SFT Balanced Stabilization Fund Class 2

SFT Core Bond Fund Class 1

SFT Core Bond Fund Class 2

SFT Equity Stabilization Fund Class 2

SFT Government Money Market Fund Class 2

SFT Index 400 Mid-Cap Fund Class 1

SFT Index 400 Mid-Cap Fund Class 2

SFT Index 500 Fund Class 1

SFT Index 500 Fund Class 2

SFT Macquarie Growth Fund Class 2

SFT Macquarie Small Cap Growth Fund Class 2

SFT Real Estate Securities Fund Class 1

SFT Real Estate Securities Fund Class 2

SFT T. Rowe Price Value Fund Class 2

SFT Wellington Core Equity Fund Class 1

SFT Wellington Core Equity Fund Class 2

Annual Shareholder Report

SFT Balanced Stabilization Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Balanced Stabilization Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Balanced Stabilization Fund (Class 2)	$93	0.88%

How did the Fund perform last year and what affected its performance?

United States (US) equity markets generally saw very strong returns over the trailing twelve-month period ending December 31, 2025. The S&P 500® notched multiple new record highs during the year, and ultimately delivered a 17.86% return for 2025. Similar to 2024, this performance was driven by Artificial Intelligence (AI) enthusiasm, continued demand for the so-called “Magnificent Seven” technology stocks, and growth stocks in general. The Federal Reserve (Fed) enacted monetary policy that was supportive of risk assets, as it enacted three -25 basis point (bp) cuts to its policy rate across the last four months of the year. The market did experience one major bout of volatility in 2025, namely the reaction to the White House’s tariff announcement in April. Over the course of two trading days (04/03/25 and 04/04/25), the S&P 500® lost -10.51%. In response to this extremely negative market reaction, the White House paused its tariff plan and, in response, the S&P 500® gained +9.52% on 04/09/25.

Fund performance over the period was primarily driven by equity positioning and the use of options relative to its blended benchmark, consisting of 60% the S&P 500® Index and 40% the Bloomberg U.S. Aggregate Bond Index. An overweight to equities during the second half of 2025 was a meaningful contributor, as rising equity markets allowed the Fund to outperform the equity portion of the blended benchmark. Earlier in the year, upside tail hedges in the form of call options purchased between April and June also added value as markets moved higher, while VIX call options purchased in September benefited from periods of increased volatility during the last quarter of 2025.

Conversely, items that detracted from performance included an underweight to equities during the latter part of April through June, relative to the blended benchmark, which resulted in underperformance as equity markets continued to advance during that period. In addition, fixed income allocation decisions weighed on returns versus the fixed income portion of the blended benchmark, as the Fund maintained higher exposure to lower yielding and more conservative securities that lagged higher yielding segments of the bond market. Finally, the cost of option based tail hedges reduced performance during periods of market stability, as the premiums paid for this protection did not ultimately pay off.

SFT Balanced Stabilization Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT Balanced Stabilization Fund	S&P 500® /Bloomberg U.S. Aggregate Bond Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,877	$10,831	$10,207
12/31/2017	$12,828	$12,370	$10,423
12/31/2018	$12,456	$12,079	$10,622
12/31/2019	$15,048	$14,758	$10,865
12/31/2020	$16,654	$16,932	$11,013
12/31/2021	$18,895	$19,617	$11,787
12/31/2022	$16,510	$16,520	$12,548
12/31/2023	$19,064	$19,439	$12,969
12/31/2024	$21,643	$22,364	$13,343
12/31/2025	$23,956	$25,428	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT Balanced Stabilization Fund	10.69%	7.54%	9.13%
S&P 500® /Bloomberg U.S. Aggregate Bond IndexFootnote Reference*	13.70%	8.47%	9.78%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Footnote	Description
Footnote*	The Blended Benchmark Index is comprised of 60% of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index.

Key Fund Statistics

Total Net Assets	$589,934,626
# of Portfolio Holdings	170
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$3,266,669

SFT Balanced Stabilization Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

SFT Index 500 Fund	51.6%
iShares Core S&P 500 ETF	8.3%
SPDR S&P 500 ETF Trust	4.0%
U.S. Treasury Bonds, 4.000%, 11/15/42	0.9%
Vanguard S&P 500 ETF	0.7%
U.S. Treasury Notes, 3.875%, 12/31/27	0.6%
Intercontinental Exchange, Inc., 4.350%, 06/15/29	0.5%
M&T Bank Corp., 4.553%, 08/16/28 (SOFRRATE + 1.780%)	0.5%
KeyBank NA, 4.390%, 12/14/27	0.5%
Entergy Texas, Inc., 3.450%, 12/01/27	0.5%
Total	68.1%

Sector Diversification (% of net assets)

Investment Companies	65.8%
Financial	10.2%
Consumer, Non-cyclical	5.7%
Utilities	3.5%
Industrials	2.4%
Communications	2.3%
Information Technology	2.1%
Energy	1.8%
Consumer Cyclical	1.8%
Other	2.6%
Other Assets and Liabilities, Net	1.8%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Balanced Stabilization Fund

Class 2

Annual Shareholder Report

SFT Core Bond Fund

Class 1

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Core Bond Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Core Bond Fund (Class 1)	$56	0.54%

How did the Fund perform last year and what affected its performance?

The SFT Core Bond Fund outperformed its index, the Bloomberg U.S. Aggregate Bond Index, over the 12 month period ending December 31, 2025. Relative performance for the year was supported by the overweight to agency Mortgage Backed Securities, which was one of the top-performing fixed income sectors over the year as interest rate volatility moderated and nominal spreads tightened meaningfully. Lower rates in the second half of the year increased prepayment speeds, which hurt higher-coupon bonds but supported returns given the Fund's focus on lower- and belly-coupon securities. Meanwhile, the Asset Backed Securities overweight for the full year positively contributed to returns with a further boost from favorable issue selection to high performing Collateralized Loan Obligations and non-traditional collateral types.

Offsetting the overweight to securitized sectors was an underweight to corporate credit. Although this underweight insulated portfolio returns during the selloff in April, the position resulted in a small headwind for the full year period as spreads continued to grind tighter. Corporate issue selection was modestly positive, with full year performance benefitting from additions made amid early year volatility that were subsequently trimmed to capture gains. Finally, the Fund’s overweight duration position and emphasis on front-end yields produced a sizeable tailwind for the year as rates generally moved lower and the yield curve steepened meaningfully.

SFT Core Bond Fund

Class 1

Fund Performance

Total Return Based on $10,000 Investment

	Class 1	Bloomberg U.S. Aggregate Bond Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,463	$10,265	$10,207
12/31/2017	$10,981	$10,628	$10,423
12/31/2018	$10,916	$10,629	$10,622
12/31/2019	$11,918	$11,556	$10,865
12/31/2020	$12,770	$12,423	$11,013
12/31/2021	$12,733	$12,232	$11,787
12/31/2022	$10,959	$10,641	$12,548
12/31/2023	$11,615	$11,229	$12,969
12/31/2024	$11,729	$11,369	$13,343
12/31/2025	$12,629	$12,199	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 1	7.67%	(0.22%)	2.36%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$424,990,885
# of Portfolio Holdings	655
Portfolio Turnover Rate	360%
Total Advisory Fees Paid	$1,700,347

SFT Core Bond Fund

Class 1

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

U.S. Treasury Notes, 3.625%, 12/31/30	10.8%
U.S. Treasury Bonds, 4.625%, 11/15/55	4.4%
U.S. Treasury Notes, 3.875%, 12/31/32	2.8%
U.S. Treasury Bonds, 4.625%, 11/15/45	2.6%
U.S. Treasury Notes, 3.500%, 12/15/28	2.4%
U.S. Treasury Notes, 3.500%, 11/30/30	2.4%
U.S. Treasury Notes, 3.375%, 12/31/27	2.3%
U.S. Treasury Notes, 4.000%, 11/15/35	2.1%
Federal National Mortgage Association, 2.000%, 11/01/51	1.6%
Government National Mortgage Association, TBA, 5.000%, 01/15/55	1.2%
Total	32.6%

Sector Diversification (% of net assets)

U.S. Treasury	29.8%
Corporate Obligations	15.7%
Federal National Mortgage Association	11.7%
Other Mortgage-Backed Securities	10.5%
Federal Home Loan Mortgage Corporation	10.2%
Asset-Backed Securities	9.6%
Investment Companies	8.0%
Government National Mortgage Association	7.1%
Uniform Mortgage-Backed Security	5.6%
Other	3.0%
Other Assets and Liabilities, Net	(11.2%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Core Bond Fund

Class 1

Annual Shareholder Report

SFT Core Bond Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Core Bond Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Core Bond Fund (Class 2)	$82	0.79%

How did the Fund perform last year and what affected its performance?

The SFT Core Bond Fund outperformed its index, the Bloomberg U.S. Aggregate Bond Index, over the 12 month period ending December 31, 2025. Relative performance for the year was supported by the overweight to agency Mortgage Backed Securities, which was one of the top-performing fixed income sectors over the year as interest rate volatility moderated and nominal spreads tightened meaningfully. Lower rates in the second half of the year increased prepayment speeds, which hurt higher-coupon bonds but supported returns given the Fund's focus on lower- and belly-coupon securities. Meanwhile, the Asset Backed Securities overweight for the full year positively contributed to returns with a further boost from favorable issue selection to high performing Collateralized Loan Obligations and non-traditional collateral types.

Offsetting the overweight to securitized sectors was an underweight to corporate credit. Although this underweight insulated portfolio returns during the selloff in April, the position resulted in a small headwind for the full year period as spreads continued to grind tighter. Corporate issue selection was modestly positive, with full year performance benefitting from additions made amid early year volatility that were subsequently trimmed to capture gains. Finally, the Fund’s overweight duration position and emphasis on front-end yields produced a sizeable tailwind for the year as rates generally moved lower and the yield curve steepened meaningfully.

SFT Core Bond Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	Class 2	Bloomberg U.S. Aggregate Bond Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,437	$10,265	$10,207
12/31/2017	$10,926	$10,628	$10,423
12/31/2018	$10,834	$10,629	$10,622
12/31/2019	$11,799	$11,556	$10,865
12/31/2020	$12,611	$12,423	$11,013
12/31/2021	$12,543	$12,232	$11,787
12/31/2022	$10,767	$10,641	$12,548
12/31/2023	$11,382	$11,229	$12,969
12/31/2024	$11,466	$11,369	$13,343
12/31/2025	$12,315	$12,199	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 2	7.40%	(0.47%)	2.10%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$424,990,885
# of Portfolio Holdings	655
Portfolio Turnover Rate	360%
Total Advisory Fees Paid	$1,700,347

SFT Core Bond Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

U.S. Treasury Notes, 3.625%, 12/31/30	10.8%
U.S. Treasury Bonds, 4.625%, 11/15/55	4.4%
U.S. Treasury Notes, 3.875%, 12/31/32	2.8%
U.S. Treasury Bonds, 4.625%, 11/15/45	2.6%
U.S. Treasury Notes, 3.500%, 12/15/28	2.4%
U.S. Treasury Notes, 3.500%, 11/30/30	2.4%
U.S. Treasury Notes, 3.375%, 12/31/27	2.3%
U.S. Treasury Notes, 4.000%, 11/15/35	2.1%
Federal National Mortgage Association, 2.000%, 11/01/51	1.6%
Government National Mortgage Association, TBA, 5.000%, 01/15/55	1.2%
Total	32.6%

Sector Diversification (% of net assets)

U.S. Treasury	29.8%
Corporate Obligations	15.7%
Federal National Mortgage Association	11.7%
Other Mortgage-Backed Securities	10.5%
Federal Home Loan Mortgage Corporation	10.2%
Asset-Backed Securities	9.6%
Investment Companies	8.0%
Government National Mortgage Association	7.1%
Uniform Mortgage-Backed Security	5.6%
Other	3.0%
Other Assets and Liabilities, Net	(11.2%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Core Bond Fund

Class 2

Annual Shareholder Report

SFT Equity Stabilization Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Equity Stabilization Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Equity Stabilization Fund (Class 2)	$96	0.92%

How did the Fund perform last year and what affected its performance?

United States (US) equity markets generally saw very strong returns over the trailing twelve-month period ending December 31, 2025. The S&P 500® notched multiple new record highs during the year, and ultimately delivered a 17.86% return for 2025. Similar to 2024, this performance was driven by Artificial Intelligence (AI) enthusiasm, continued demand for the so-called “Magnificent Seven” technology stocks, and growth stocks in general. The Federal Reserve (Fed) enacted monetary policy that was supportive of risk assets, as it enacted three -25 basis point (bp) cuts to its policy rate across the last four months of the year. The market did experience one major bout of volatility in 2025, namely the reaction to the White House’s tariff announcement in April. Over the course of two trading days (04/03/25 and 04/04/25), the S&P 500 lost -10.51%. In response to this extremely negative market reaction, the White House paused its tariff plan and, in response, the S&P 500® gained +9.52% on 04/09/25.

Fund performance benefited from the Fund’s domestic equity ETFs, which outperformed their counterparts in the blended benchmark. The benchmark is comprised of 60% S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index, and 20% Bloomberg U.S. 3‑Month Treasury Bellwether Index. Standout contributors included the iShares MSCI Germany ETF and the iShares MSCI Emerging Markets Min Vol Factor ETF. The Fund’s higher exposure to equities relative to the blended benchmark during the second half of 2025 also contributed to results, as equity markets outperformed fixed income.

Conversely, performance was detracted by an underweight to equities from late April through June relative to the blended benchmark. This positioning led to underperformance as equity markets continued to advance during that period. Performance was also negatively impacted by the cost of option‑based tail hedges. During periods of market stability, the premiums paid for this protection did not pay off and reduced overall returns.

SFT Equity Stabilization Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT Equity Stabilization Fund	SP500LV / BMI Low Volatility / BUS 3mth Treasury	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,416	$10,715	$10,207
12/31/2017	$12,117	$12,321	$10,423
12/31/2018	$11,520	$12,213	$10,622
12/31/2019	$13,441	$14,820	$10,865
12/31/2020	$12,722	$14,530	$11,013
12/31/2021	$14,272	$16,925	$11,787
12/31/2022	$12,886	$16,147	$12,548
12/31/2023	$13,894	$16,712	$12,969
12/31/2024	$15,268	$18,424	$13,343
12/31/2025	$16,515	$20,072	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT Equity Stabilization Fund	8.16%	5.36%	5.14%
SP500LV / BMI Low Volatility / BUS 3mth TreasuryFootnote Reference*	8.95%	6.68%	7.22%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Footnote	Description
Footnote*	The Blended Benchmark Index is comprised of 60% of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index.

Key Fund Statistics

Total Net Assets	$248,849,909
# of Portfolio Holdings	7
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$1,483,725

SFT Equity Stabilization Fund

Class 2

What did the Fund invest in?

Top Largest Holdings (% of Net Assets)

iShares MSCI USA Minimum Volatility Factor ETF	32.9%
iShares MSCI EAFE Minimum Volatility Factor ETF	26.7%
iShares Core High Dividend ETF	18.1%
iShares MSCI Emerging Markets Minimum Volatility Factor ETF	6.5%
iShares Short Duration Bond Active ETF	5.8%
iShares MSCI Germany ETF	5.1%
Total	95.1%

Sector Diversification (% of net assets)

Investment Companies	97.0%
Other Assets and Liabilities, Net	3.0%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Equity Stabilization Fund

Class 2

Annual Shareholder Report

SFT Government Money Market Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Government Money Market Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Government Money Market Fund (Class 2)	$66	0.65%

How did the Fund perform last year and what affected its performance?

After holding rates steady for much of the 2025 calendar year, the Federal Reserve (the “Fed”) followed a similar playbook to 2024 by cutting rates for the last three consecutive Federal Open Market Committee (“FOMC”) meetings, for a total of 75 basis points. The Fed Funds Upper Bound moved from 4.50% at the start of the year to 3.75% at the end of the year. The front end of U.S. Treasury curve (1 month to 1 year) was inverted 13 basis points at the start of the year, continuing a pattern that was set in late 2022. By the end of 2025, that inversion was basically unchanged (12 basis points), while the rest of the curve continued to normalize.

The inverted yield curve gave no advantage to move out to longer dated instruments, and the Fund was able to take advantage of the yields on the short end as well as pick up incremental yield in Agency Discount Notes.

During the summer months, however, and out of an abundance of caution, the Fund deliberately avoided Treasury securities with maturities that coincided with the estimated debt‑ceiling window. Instead, the Fund shifted a portion of its exposure into Agency securities that were viewed as lower risk (thus lower yielding) during that period. While this decision reduced headline risk, it also negatively impacted performance, as the avoidance of higher‑yielding Treasuries limited the Fund’s ability to fully capture available front‑end yields.

Following the passage of the OBBBA and the resulting increase in the debt ceiling, Treasury market dislocations eased and market conditions returned to normal. This allowed the Fund to move back into its usual mix of Treasuries and Agencies and pick up additional yield, which helped performance.

SFT Government Money Market Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT Government Money Market Fund	Bloomberg U.S. 3 Month Treasury Bellwether Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,000	$10,035	$10,207
12/31/2017	$10,013	$10,122	$10,423
12/31/2018	$10,131	$10,313	$10,622
12/31/2019	$10,283	$10,550	$10,865
12/31/2020	$10,304	$10,621	$11,013
12/31/2021	$10,304	$10,626	$11,787
12/31/2022	$10,419	$10,786	$12,548
12/31/2023	$10,885	$11,342	$12,969
12/31/2024	$11,387	$11,943	$13,343
12/31/2025	$11,801	$12,448	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT Government Money Market Fund	3.63%	2.75%	1.67%
Bloomberg U.S. 3 Month Treasury Bellwether Index	4.23%	3.22%	2.21%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$233,238,372
# of Portfolio Holdings	17
Total Advisory Fees Paid	$568,232

SFT Government Money Market Fund

Class 2

What did the Fund invest in?

Top Largest Holdings (% of Net Assets)

Federal Home Loan Mortgage Corp. Discount Notes, 3.711%, due 03/09/26	11.6%
Federal Home Loan Bank Discount Notes, 3.542%, due 01/09/26	10.7%
Federal Home Loan Bank Discount Notes, 3.720%, due 01/16/26	10.7%
U.S. Treasury Bills, 3.619%, due 02/05/26	10.3%
Federal Home Loan Bank Discount Notes, 3.799%, due 01/23/26	8.6%
U.S. Treasury Bills, 3.285%, due 01/06/26	6.4%
U.S. Treasury Bills, 3.555%, due 02/12/26	6.4%
Federal Home Loan Bank Discount Notes, 3.651%, due 03/18/26	6.4%
Federal Home Loan Bank Discount Notes, 3.648%, due 03/20/26	4.3%
Federal Farm Credit Discount Notes, 3.636%, due 02/04/26	3.4%
Total	78.8%

Sector Diversification (% of net assets)

U.S. Government Obligations	90.8%
Short-Term Securities	9.5%
Other Assets and Liabilities, Net	(0.3%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Government Money Market Fund

Class 2

Annual Shareholder Report

SFT Index 400 Mid-Cap Fund

Class 1

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Index 400 Mid-Cap Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Index 400 Mid-Cap Fund (Class 1)	$33	0.32%

How did the Fund perform last year and what affected its performance?

The SFT Index 400 Mid-Cap Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

The Fund’s Class 1 shares generated a total net return of 7.14 percent over the 12 months ending December 31, 2025; the S&P 400 Index returned 7.50 percent over the same period.

For both the Fund and the index, nine of the eleven industry sectors posted positive returns for 2025. Communication Services, the best-performing sector within the index, closed the year with a 44.14 percent return and a 2.00 percent weight in the index. Utilities, carrying a 3.29 percent weight within the index, was the second best performing sector, posting a 19.89 percent return for 2025. Consumer Discretionary, comprising 11.55 percent of the index market cap, was the worst performing sector for the year, losing -5.67 percent.

SFT Index 400 Mid-Cap Fund

Class 1

Fund Performance

Total Return Based on $10,000 Investment

	Class 1	S&P 400 MidCap TR	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$12,034	$12,074	$10,207
12/31/2017	$13,947	$14,035	$10,423
12/31/2018	$12,363	$12,480	$10,622
12/31/2019	$15,556	$15,749	$10,865
12/31/2020	$17,631	$17,900	$11,013
12/31/2021	$21,916	$22,332	$11,787
12/31/2022	$18,984	$19,416	$12,548
12/31/2023	$22,019	$22,607	$12,969
12/31/2024	$25,009	$25,756	$13,343
12/31/2025	$26,795	$27,688	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 1	7.14%	8.73%	10.36%
S&P 400 MidCap TR	7.50%	9.12%	10.72%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$239,697,560
# of Portfolio Holdings	404
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$344,211

SFT Index 400 Mid-Cap Fund

Class 1

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

Ciena Corp.	1.0%
Coherent Corp.	0.9%
Lumentum Holdings, Inc.	0.8%
Flex Ltd.	0.7%
Twilio, Inc., Class A	0.7%
United Therapeutics Corp.	0.6%
Pure Storage, Inc., Class A	0.6%
Casey's General Stores, Inc.	0.6%
Curtiss-Wright Corp.	0.6%
Illumina, Inc.	0.6%
Total	7.1%

Sector Diversification (% of net assets)

Industrials	22.9%
Financial	16.3%
Information Technology	13.7%
Consumer Discretionary	11.2%
Health Care	8.7%
Real Estate	6.2%
Materials	5.3%
Consumer Staples	4.2%
Energy	3.8%
Other	7.9%
Other Assets and Liabilities, Net	(0.2%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Index 400 Mid-Cap Fund

Class 1

Annual Shareholder Report

SFT Index 400 Mid-Cap Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Index 400 Mid-Cap Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Index 400 Mid-Cap Fund (Class 2)	$59	0.57%

How did the Fund perform last year and what affected its performance?

The SFT Index 400 Mid-Cap Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

The Fund’s Class 2 shares generated a total net return of 6.87 percent over the 12 months ending December 31, 2025; the S&P 400 Index returned 7.50 percent over the same period.

For both the Fund and the index, nine of the eleven industry sectors posted positive returns for 2025. Communication Services, the best-performing sector within the index, closed the year with a 44.14 percent return and a 2.00 percent weight in the index. Utilities, carrying a 3.29 percent weight within the index, was the second best performing sector, posting a 19.89 percent return for 2025. Consumer Discretionary, comprising 11.55 percent of the index market cap, was the worst performing sector for the year, losing -5.67 percent.

SFT Index 400 Mid-Cap Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	Class 2	S&P 400 MidCap TR	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$12,004	$12,074	$10,207
12/31/2017	$13,878	$14,035	$10,423
12/31/2018	$12,271	$12,480	$10,622
12/31/2019	$15,401	$15,749	$10,865
12/31/2020	$17,412	$17,900	$11,013
12/31/2021	$21,590	$22,332	$11,787
12/31/2022	$18,654	$19,416	$12,548
12/31/2023	$21,582	$22,607	$12,969
12/31/2024	$24,452	$25,756	$13,343
12/31/2025	$26,133	$27,688	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 2	6.87%	8.46%	10.08%
S&P 400 MidCap TR	7.50%	9.12%	10.72%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$239,697,560
# of Portfolio Holdings	404
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$344,211

SFT Index 400 Mid-Cap Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

Ciena Corp.	1.0%
Coherent Corp.	0.9%
Lumentum Holdings, Inc.	0.8%
Flex Ltd.	0.7%
Twilio, Inc., Class A	0.7%
United Therapeutics Corp.	0.6%
Pure Storage, Inc., Class A	0.6%
Casey's General Stores, Inc.	0.6%
Curtiss-Wright Corp.	0.6%
Illumina, Inc.	0.6%
Total	7.1%

Sector Diversification (% of net assets)

Industrials	22.9%
Financial	16.3%
Information Technology	13.7%
Consumer Discretionary	11.2%
Health Care	8.7%
Real Estate	6.2%
Materials	5.3%
Consumer Staples	4.2%
Energy	3.8%
Other	7.9%
Other Assets and Liabilities, Net	(0.2%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Index 400 Mid-Cap Fund

Class 2

Annual Shareholder Report

SFT Index 500 Fund

Class 1

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Index 500 Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Index 500 Fund (Class 1)	$18	0.17%

How did the Fund perform last year and what affected its performance?

The SFT Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

The Fund’s Class 1 shares generated a total net return of 17.64 percent over the 12 months ending December 31, 2025; the S&P 500® Index returned 17.88 percent over the same period.

For both the Fund and index, ten of the eleven industry sectors posted positive annual returns for 2025. The so-called “Magnificent Seven” technology names, representing a 31.85 percent weight in the index, ended the year up 24.90 percent and contributed nearly 8 percent to the 17.88 percent index return for the year. The Real Estate sector was the lone sector that ended the year with a negative return, -0.35 percent. Communication Services, which has two of the Magnificent Seven names, was the best-performing sector for the year, returning 32.41 percent.

SFT Index 500 Fund

Class 1

Fund Performance

Total Return Based on $10,000 Investment

	Class 1	S&P 500® Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$11,172	$11,196	$10,207
12/31/2017	$13,578	$13,640	$10,423
12/31/2018	$12,958	$13,042	$10,622
12/31/2019	$17,001	$17,149	$10,865
12/31/2020	$20,096	$20,304	$11,013
12/31/2021	$25,793	$26,132	$11,787
12/31/2022	$21,080	$21,399	$12,548
12/31/2023	$26,566	$27,025	$12,969
12/31/2024	$33,142	$33,786	$13,343
12/31/2025	$38,990	$39,827	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 1	17.64%	14.17%	14.58%
S&P 500® Index	17.88%	14.42%	14.82%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$1,610,662,668
# of Portfolio Holdings	504
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$2,012,837

SFT Index 500 Fund

Class 1

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

NVIDIA Corp.	7.7%
Apple, Inc.	6.8%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.8%
Alphabet, Inc., Class A	3.1%
Broadcom, Inc.	2.8%
Alphabet, Inc., Class C	2.5%
Meta Platforms, Inc., Class A	2.4%
Tesla, Inc.	2.1%
Berkshire Hathaway, Inc., Class B	1.6%
Total	38.9%

Sector Diversification (% of net assets)

Information Technology	34.0%
Financial	13.2%
Communication Services	10.4%
Consumer Discretionary	10.3%
Health Care	9.5%
Industrials	8.0%
Consumer Staples	4.6%
Energy	2.8%
Utilities	2.2%
Other	5.0%
Other Assets and Liabilities, Net	-%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Index 500 Fund

Class 1

Annual Shareholder Report

SFT Index 500 Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Index 500 Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Index 500 Fund (Class 2)	$46	0.42%

How did the Fund perform last year and what affected its performance?

The SFT Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

The Fund’s Class 2 shares generated a total net return of 17.29 percent over the 12 months ending December 31, 2025; the S&P 500® Index returned 17.88 percent over the same period.

For both the Fund and index, ten of the eleven industry sectors posted positive annual returns for 2025. The so-called “Magnificent Seven” technology names, representing a 31.85 percent weight in the index, ended the year up 24.90 percent and contributed nearly 8 percent to the 17.88 percent index return for the year. The Real Estate sector was the lone sector that ended the year with a negative return, -0.35 percent. Communication Services, which has two of the Magnificent Seven names, was the best-performing sector for the year, returning 32.41 percent.

SFT Index 500 Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	Class 2	S&P 500® Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$11,144	$11,196	$10,207
12/31/2017	$13,510	$13,640	$10,423
12/31/2018	$12,861	$13,042	$10,622
12/31/2019	$16,833	$17,149	$10,865
12/31/2020	$19,847	$20,304	$11,013
12/31/2021	$25,410	$26,132	$11,787
12/31/2022	$20,716	$21,399	$12,548
12/31/2023	$26,042	$27,025	$12,969
12/31/2024	$32,407	$33,786	$13,343
12/31/2025	$38,010	$39,827	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 2	17.29%	13.88%	14.29%
S&P 500® Index	17.88%	14.42%	14.82%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$1,610,662,668
# of Portfolio Holdings	504
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$2,012,837

SFT Index 500 Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

NVIDIA Corp.	7.7%
Apple, Inc.	6.8%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.8%
Alphabet, Inc., Class A	3.1%
Broadcom, Inc.	2.8%
Alphabet, Inc., Class C	2.5%
Meta Platforms, Inc., Class A	2.4%
Tesla, Inc.	2.1%
Berkshire Hathaway, Inc., Class B	1.6%
Total	38.9%

Sector Diversification (% of net assets)

Information Technology	34.0%
Financial	13.2%
Communication Services	10.4%
Consumer Discretionary	10.3%
Health Care	9.5%
Industrials	8.0%
Consumer Staples	4.6%
Energy	2.8%
Utilities	2.2%
Other	5.0%
Other Assets and Liabilities, Net	-%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Index 500 Fund

Class 2

Annual Shareholder Report

SFT Macquarie Growth Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Macquarie Growth Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Macquarie Growth Fund (Class 2)	$100	0.96%

How did the Fund perform last year and what affected its performance?

Equity markets delivered strong absolute returns in 2025, but the environment proved difficult for fundamentally driven quality growth strategies. Market leadership was extremely narrow, with gains concentrated in a small number of mega cap technology and semiconductor companies benefiting from heavy Artificial Intelligence (AI) related capital spending and accelerating earnings. Broader economic conditions were generally supportive, yet returns were increasingly influenced by index concentration, momentum, and thematic trading rather than fundamentals. Only about one quarter of stocks outperformed the Russell 1000 Growth Index, and factors such as momentum and beta dominated performance, while earnings quality lagged sharply. Elevated risk tolerance, heavy retail participation, and persistent passive flows reinforced this dynamic, making exposure to the small group of market leaders the primary driver of relative performance outcomes across the growth universe.

The Fund posted positive results but underperformed its benchmark, driven by a mix of external and internal pressures. Externally, the concentrated AI driven market backdrop and limited breadth challenged the Fund’s quality first approach, as many high quality companies with solid fundamentals but slower near term growth trajectories experienced valuation pressure. Internally, stock selection in health care, industrials, and information technology detracted the most. Health care holdings, particularly in managed care, lagged due to regulatory uncertainty and a normalization of growth trends. Industrials experienced margin pressure despite supportive long term themes, while in information technology the Fund’s limited exposure to the highest beta areas of semiconductors and infrastructure software weighed on relative returns. At the stock level, UnitedHealth Group, the underweight in Broadcom, and the position in Salesforce were the largest detractors. Offsetting these headwinds, the biggest contributors included the Fund’s underweight to Apple and strong results from Taiwan Semiconductor Manufacturing and VeriSign.

SFT Macquarie Growth Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT Macquarie Growth Fund	Russell 1000® Growth Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,091	$10,708	$10,207
12/31/2017	$13,039	$13,943	$10,423
12/31/2018	$13,327	$13,732	$10,622
12/31/2019	$18,189	$18,729	$10,865
12/31/2020	$23,772	$25,938	$11,013
12/31/2021	$30,972	$33,096	$11,787
12/31/2022	$22,562	$23,453	$12,548
12/31/2023	$31,126	$33,462	$12,969
12/31/2024	$38,581	$44,623	$13,343
12/31/2025	$41,946	$52,906	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT Macquarie Growth Fund	8.72%	12.03%	15.42%
Russell 1000® Growth Index	18.56%	15.32%	18.13%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$640,913,110
# of Portfolio Holdings	37
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$4,058,313

SFT Macquarie Growth Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

NVIDIA Corp.	14.1%
Microsoft Corp.	13.8%
Apple, Inc.	8.6%
Amazon.com, Inc.	6.2%
Alphabet, Inc., Class A	5.6%
Visa, Inc., Class A	4.7%
Intercontinental Exchange, Inc.	3.1%
Danaher Corp.	2.8%
Intuit, Inc.	2.8%
Broadcom, Inc.	2.7%
Total	64.4%

Sector Diversification (% of net assets)

Information Technology	50.1%
Financial	13.9%
Health Care	9.1%
Consumer Discretionary	8.5%
Communication Services	7.6%
Industrials	6.6%
Materials	1.7%
Real Estate	1.3%
Consumer Staples	0.9%
Other	0.4%
Other Assets and Liabilities, Net	(0.1%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Macquarie Growth Fund

Class 2

Annual Shareholder Report

SFT Macquarie Small Cap Growth Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Macquarie Small Cap Growth Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Macquarie Small Cap Growth Fund (Class 2)	$142	1.33%

How did the Fund perform last year and what affected its performance?

U.S. equity markets delivered strong earnings growth and broad double digit returns in 2025, supported by declining interest rates and sustained strength in profits. The artificial intelligence (AI) theme again dominated performance, but leadership shifted from the well known mega cap names toward groups such as semiconductor capital equipment, power generation, optical components, and storage. Market leadership changed throughout the year as small cap growth took the lead in the second half, while value segments outperformed in the fourth quarter. This created an environment of strong but volatile returns, with speculative areas such as biotechnology, quantum computing, and AI power generation plays driving some of the largest moves.

The SFT Macquarie Small Cap Growth Fund outperformed its benchmark the Russell 2000® Growth Index, driven largely by strong stock selection across technology, communication services, consumer staples, financials, and healthcare. Companies tied directly to AI infrastructure spending, including Lumentum, Advanced Energy Industries, MACOM Technology Solutions, and Rambus, were standout contributors, along with IMAX in communication services and OSI Systems in technology. Healthcare strength was broad, supported by strong results in biotechnology and pharmaceuticals, with names such as Travere Therapeutics and Alphatec Holdings contributing meaningfully. Against these positive drivers, performance was held back by laggards in real estate, materials, and consumer discretionary, as well as certain industrial holdings that did not keep pace despite supportive themes in aerospace, defense, and data center construction

SFT Macquarie Small Cap Growth Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT Macquarie Small Cap Growth Fund	Russell 2000® Growth Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$12,110	$11,132	$10,207
12/31/2017	$15,173	$13,599	$10,423
12/31/2018	$14,577	$12,334	$10,622
12/31/2019	$18,025	$15,847	$10,865
12/31/2020	$24,561	$21,335	$11,013
12/31/2021	$25,685	$21,939	$11,787
12/31/2022	$18,782	$16,157	$12,548
12/31/2023	$21,184	$19,171	$12,969
12/31/2024	$24,175	$22,077	$13,343
12/31/2025	$27,350	$24,949	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT Macquarie Small Cap Growth Fund	13.13%	2.17%	10.58%
Russell 2000® Growth Index	13.01%	3.18%	9.57%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$165,821,738
# of Portfolio Holdings	86
Portfolio Turnover Rate	78%
Total Advisory Fees Paid	$1,339,715

SFT Macquarie Small Cap Growth Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

OSI Systems, Inc.	3.0%
IMAX Corp.	2.7%
Tarsus Pharmaceuticals, Inc.	2.5%
Lumentum Holdings, Inc.	2.2%
Mirum Pharmaceuticals, Inc.	2.1%
Advanced Energy Industries, Inc.	2.1%
Travere Therapeutics, Inc.	2.0%
Encompass Health Corp.	1.9%
Axsome Therapeutics, Inc.	1.8%
Everus Construction Group, Inc.	1.8%
Total	22.1%

Sector Diversification (% of net assets)

Health Care	26.3%
Industrials	23.7%
Information Technology	23.5%
Consumer Discretionary	8.6%
Financial	8.2%
Consumer Staples	3.2%
Communication Services	2.7%
Energy	1.9%
Investment Companies	1.2%
Other	0.9%
Other Assets and Liabilities, Net	(0.2%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Macquarie Small Cap Growth Fund

Class 2

Annual Shareholder Report

SFT Real Estate Securities Fund

Class 1

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Real Estate Securities Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Real Estate Securities Fund (Class 1)	$101	1.00%

How did the Fund perform last year and what affected its performance?

The portfolio had a modestly positive total return for the year and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index. Factors that contributed positively to relative performance included stock selection and an overweight in health care, led by large gain from an overweight position in Welltower. Senior housing operating fundamentals remained strong, evidenced by analyst upgrades in the period. An underweight in apartments also aided performance. While supply is broadly turning more supportive, the magnitude and duration of challenges within the Sunbelt region remain to be seen. Stock selection in telecommunications was beneficial as well, due largely to the timing of a position in American Tower. The company’s shares rose over the first half of the year, buoyed early on strong earnings results, with positive leasing activity. American Tower shares were pressured later in the year as the tower landlord disclosed a letter from a tenant claiming it should be excused from future lease payments, prompting the company to file a preemptive lawsuit to ensure payment.

Factors that detracted from relative performance included an underweight and stock selection in the industrial sector. An underweight position in bellwether Prologis hindered performance; the stock rallied in response to the late-period earnings. An overweight in single-family homes for rent also hindered performance, as the sector lagged amid a step down in interest rates during the year, which increased the affordability of home ownership. Within residential markets, the Fund’s preference for single-family homes reflects the view that the sector’s fundamentals are more resilient than those in apartments. An underweight in regional malls further detracted; the sector performed well amid resilient consumer spending

SFT Real Estate Securities Fund

Class 1

Fund Performance

Total Return Based on $10,000 Investment

	Class 1	FTSE NAREIT All Equity REITs Total Return Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,466	$10,863	$10,207
12/31/2017	$11,056	$11,805	$10,423
12/31/2018	$10,485	$11,328	$10,622
12/31/2019	$13,092	$14,575	$10,865
12/31/2020	$12,754	$13,828	$11,013
12/31/2021	$18,417	$19,539	$11,787
12/31/2022	$13,611	$14,664	$12,548
12/31/2023	$15,275	$16,330	$12,969
12/31/2024	$16,255	$17,133	$13,343
12/31/2025	$16,648	$17,522	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 1	2.42%	5.47%	5.23%
FTSE NAREIT All Equity REITs Total Return Index	2.27%	4.85%	5.77%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$114,142,691
# of Portfolio Holdings	43
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$815,003

SFT Real Estate Securities Fund

Class 1

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

Welltower, Inc.	12.3%
Digital Realty Trust, Inc.	7.4%
Equinix, Inc.	5.2%
Crown Castle, Inc.	4.9%
Prologis, Inc.	4.8%
Extra Space Storage, Inc.	4.7%
American Tower Corp.	4.7%
SBA Communications Corp.	4.4%
Iron Mountain, Inc.	3.8%
Agree Realty Corp.	3.5%
Total	55.7%

Sector Diversification (% of net assets)

Real Estate	96.9%
Consumer Discretionary	1.4%
Investment Companies	0.8%
Health Care	0.7%
Other Assets and Liabilities, Net	0.2%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Real Estate Securities Fund

Class 1

Annual Shareholder Report

SFT Real Estate Securities Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Real Estate Securities Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Real Estate Securities Fund (Class 2)	$125	1.24%

How did the Fund perform last year and what affected its performance?

The portfolio had a modestly positive total return for the year and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index. Factors that contributed positively to relative performance included stock selection and an overweight in health care, led by large gain from an overweight position in Welltower. Senior housing operating fundamentals remained strong, evidenced by analyst upgrades in the period. An underweight in apartments also aided performance. While supply is broadly turning more supportive, the magnitude and duration of challenges within the Sunbelt region remain to be seen. Stock selection in telecommunications was beneficial as well, due largely to the timing of a position in American Tower. The company’s shares rose over the first half of the year, buoyed early on strong earnings results, with positive leasing activity. American Tower shares were pressured later in the year as the tower landlord disclosed a letter from a tenant claiming it should be excused from future lease payments, prompting the company to file a preemptive lawsuit to ensure payment.

Factors that detracted from relative performance included an underweight and stock selection in the industrial sector. An underweight position in bellwether Prologis hindered performance; the stock rallied in response to the late-period earnings. An overweight in single-family homes for rent also hindered performance, as the sector lagged amid a step down in interest rates during the year, which increased the affordability of home ownership. Within residential markets, the Fund’s preference for single-family homes reflects the view that the sector’s fundamentals are more resilient than those in apartments. An underweight in regional malls further detracted; the sector performed well amid resilient consumer spending

SFT Real Estate Securities Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	Class 2	FTSE NAREIT All Equity REITs Total Return Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,440	$10,863	$10,207
12/31/2017	$11,001	$11,805	$10,423
12/31/2018	$10,406	$11,328	$10,622
12/31/2019	$12,962	$14,575	$10,865
12/31/2020	$12,595	$13,828	$11,013
12/31/2021	$18,143	$19,539	$11,787
12/31/2022	$13,374	$14,664	$12,548
12/31/2023	$14,972	$16,330	$12,969
12/31/2024	$15,893	$17,133	$13,343
12/31/2025	$16,236	$17,522	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 2	2.16%	5.21%	4.97%
FTSE NAREIT All Equity REITs Total Return Index	2.27%	4.85%	5.77%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$114,142,691
# of Portfolio Holdings	43
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$815,003

SFT Real Estate Securities Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

Welltower, Inc.	12.3%
Digital Realty Trust, Inc.	7.4%
Equinix, Inc.	5.2%
Crown Castle, Inc.	4.9%
Prologis, Inc.	4.8%
Extra Space Storage, Inc.	4.7%
American Tower Corp.	4.7%
SBA Communications Corp.	4.4%
Iron Mountain, Inc.	3.8%
Agree Realty Corp.	3.5%
Total	55.7%

Sector Diversification (% of net assets)

Real Estate	96.9%
Consumer Discretionary	1.4%
Investment Companies	0.8%
Health Care	0.7%
Other Assets and Liabilities, Net	0.2%
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Real Estate Securities Fund

Class 2

Annual Shareholder Report

SFT T. Rowe Price Value Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT T. Rowe Price Value Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT T. Rowe Price Value Fund (Class 2)	$107	1.01%

How did the Fund perform last year and what affected its performance?

The SFT T. Rowe Price Value Fund trailed its benchmark, the Russell 1000 Value Index, over the 12 month period ending December 31, 2025. Market conditions in 2025 were shaped by early year volatility tied to tariff actions by President Trump, followed by a strong rebound as trade negotiations improved, corporate earnings remained healthy, artificial intelligence (AI) related companies gained investor favor, and Congress passed stimulative tax legislation. The Federal Reserve also supported markets by cutting short term interest rates three times late in the year.

Security selection was the primary driver of the fund’s underperformance. Weakness in holdings such as Revvity, pressured by declining preclinical demand and China related headwinds, and International Paper, hurt by soft global packaging demand and cost driven margin compression, detracted from results. Underweight exposure to Micron Technology further weighed on performance as the stock delivered outsized gains on strong AI driven memory demand. Conversely, the Fund benefited from positive stock selection and underweighting in real estate, highlighted by strong performance from Welltower, and from favorable selection in the energy sector, particularly TechnipFMC, which advanced on robust subsea order growth.

Throughout the year, the portfolio maintained its long term value oriented approach, emphasizing undervalued stocks with income generation as a secondary objective. Notable positioning shifts included increased exposure to information technology and communication services, along with reduced allocations to consumer staples.

SFT T. Rowe Price Value Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	SFT T. Rowe Price Value Fund	Russell 1000 Value Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$11,065	$11,734	$10,207
12/31/2017	$13,124	$13,337	$10,423
12/31/2018	$11,838	$12,235	$10,622
12/31/2019	$14,899	$15,482	$10,865
12/31/2020	$16,398	$15,915	$11,013
12/31/2021	$21,224	$19,919	$11,787
12/31/2022	$18,748	$18,418	$12,548
12/31/2023	$20,951	$20,529	$12,969
12/31/2024	$24,015	$23,478	$13,343
12/31/2025	$26,848	$27,213	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
SFT T. Rowe Price Value Fund	11.80%	10.36%	10.38%
Russell 1000 Value Index	15.91%	11.33%	10.53%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$201,094,870
# of Portfolio Holdings	107
Portfolio Turnover Rate	58%
Total Advisory Fees Paid	$1,130,966

SFT T. Rowe Price Value Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

JPMorgan Chase & Co.	3.7%
Berkshire Hathaway, Inc., Class B	3.1%
Keysight Technologies, Inc.	2.6%
Deere & Co.	2.4%
Alphabet, Inc., Class A	2.4%
Alphabet, Inc., Class C	2.0%
AMETEK, Inc.	1.9%
ConocoPhillips	1.8%
Westinghouse Air Brake Technologies Corp.	1.8%
Parker-Hannifin Corp.	1.7%
Total	23.4%

Sector Diversification (% of net assets)

Financial	21.7%
Industrials	15.9%
Information Technology	12.5%
Health Care	11.9%
Energy	7.7%
Consumer Discretionary	7.2%
Communication Services	6.9%
Consumer Staples	5.1%
Materials	4.1%
Other	7.3%
Other Assets and Liabilities, Net	(0.3%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT T. Rowe Price Value Fund

Class 2

Annual Shareholder Report

SFT Wellington Core Equity Fund

Class 1

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Wellington Core Equity Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Wellington Core Equity Fund (Class 1)	$84	0.78%

How did the Fund perform last year and what affected its performance?

US equities advanced over the twelve months ending December 31, 2025, supported by easing inflation, strong corporate earnings, improved trade sentiment, and above trend GDP growth. Early year volatility driven by tariff escalations, artificial intelligence (AI) related valuation concerns, Federal Reserve uncertainty, and a prolonged government shutdown gradually faded as trade tensions eased and economic data strengthened. Market leadership shifted at times as pressure on richly valued technology companies led to rotations into value and cyclical sectors, yet a concentrated group of mega cap technology firms continued to account for an outsized portion of full year index gains. Corporate earnings were a key tailwind, with most S&P 500® companies exceeding expectations and posting robust year-over-year profit growth.

The Fund trailed its benchmark, the S&P 500® Index, over the twelve month period ending December 31, 2025, with security selection driving most of the relative shortfall. Weak stock selection in information technology, particularly not owning Micron Technology and maintaining an underweight in Oracle, along with positioning in consumer discretionary and health care, detracted from results. Offsetting factors included stronger selection within industrials, where overweights in GE Vernova and RTX added value, as well as favorable outcomes in financials and real estate supported by positions such as JPMorgan Chase and Welltower and by not owning Fiserv or Equinix. Sector allocation modestly weighed on performance as well, with an overweight to consumer staples and an underweight to communication services detracting, though this was partially offset by positive contributions from the Fund’s underweight to health care and overweight to real estate.

SFT Wellington Core Equity Fund

Class 1

Fund Performance

Total Return Based on $10,000 Investment

	Class 1	S&P 500® Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,509	$11,196	$10,207
12/31/2017	$12,760	$13,640	$10,423
12/31/2018	$12,494	$13,042	$10,622
12/31/2019	$16,750	$17,149	$10,865
12/31/2020	$19,807	$20,304	$11,013
12/31/2021	$24,598	$26,132	$11,787
12/31/2022	$19,861	$21,399	$12,548
12/31/2023	$24,038	$27,025	$12,969
12/31/2024	$30,128	$33,786	$13,343
12/31/2025	$34,398	$39,827	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 1	14.17%	11.67%	13.15%
S&P 500® Index	17.88%	14.42%	14.82%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$136,002,498
# of Portfolio Holdings	70
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$721,812

SFT Wellington Core Equity Fund

Class 1

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

NVIDIA Corp.	8.2%
Apple, Inc.	7.9%
Microsoft Corp.	7.2%
Alphabet, Inc., Class A	6.4%
Amazon.com, Inc.	5.0%
Broadcom, Inc.	3.6%
Meta Platforms, Inc., Class A	2.7%
JPMorgan Chase & Co.	2.4%
Eli Lilly & Co.	2.4%
Mastercard, Inc., Class A	2.2%
Total	48.0%

Sector Diversification (% of net assets)

Information Technology	32.3%
Financial	13.2%
Communication Services	11.2%
Consumer Discretionary	9.9%
Industrials	9.5%
Health Care	9.1%
Consumer Staples	5.6%
Energy	2.7%
Utilities	2.4%
Other	4.2%
Other Assets and Liabilities, Net	(0.1%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Wellington Core Equity Fund

Class 1

Annual Shareholder Report

SFT Wellington Core Equity Fund

Class 2

December 31, 2025

Fund Overview

This Annual shareholder report contains important information about  SFT Wellington Core Equity Fund for the period of  January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.securianfunds.com. You can also request this information by contacting us at 800-643-5728.

What were the Fund costs for the last year?

Annual Fund Operating Expenses

(based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SFT Wellington Core Equity Fund (Class 2)	$110	1.03%

How did the Fund perform last year and what affected its performance?

US equities advanced over the twelve months ending December 31, 2025, supported by easing inflation, strong corporate earnings, improved trade sentiment, and above trend GDP growth. Early year volatility driven by tariff escalations, artificial intelligence (AI) related valuation concerns, Federal Reserve uncertainty, and a prolonged government shutdown gradually faded as trade tensions eased and economic data strengthened. Market leadership shifted at times as pressure on richly valued technology companies led to rotations into value and cyclical sectors, yet a concentrated group of mega cap technology firms continued to account for an outsized portion of full year index gains. Corporate earnings were a key tailwind, with most S&P 500® companies exceeding expectations and posting robust year-over-year profit growth.

The Fund trailed its benchmark, the S&P 500® Index, over the twelve month period ending December 31, 2025, with security selection driving most of the relative shortfall. Weak stock selection in information technology, particularly not owning Micron Technology and maintaining an underweight in Oracle, along with positioning in consumer discretionary and health care, detracted from results. Offsetting factors included stronger selection within industrials, where overweights in GE Vernova and RTX added value, as well as favorable outcomes in financials and real estate supported by positions such as JPMorgan Chase and Welltower and by not owning Fiserv or Equinix. Sector allocation modestly weighed on performance as well, with an overweight to consumer staples and an underweight to communication services detracting, though this was partially offset by positive contributions from the Fund’s underweight to health care and overweight to real estate.

SFT Wellington Core Equity Fund

Class 2

Fund Performance

Total Return Based on $10,000 Investment

	Class 2	S&P 500® Index	Consumer Price Index
12/31/2015	$10,000	$10,000	$10,000
12/31/2016	$10,483	$11,196	$10,207
12/31/2017	$12,697	$13,640	$10,423
12/31/2018	$12,401	$13,042	$10,622
12/31/2019	$16,583	$17,149	$10,865
12/31/2020	$19,561	$20,304	$11,013
12/31/2021	$24,232	$26,132	$11,787
12/31/2022	$19,516	$21,399	$12,548
12/31/2023	$23,562	$27,025	$12,969
12/31/2024	$29,457	$33,786	$13,343
12/31/2025	$33,549	$39,827	$13,701

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class 2	13.89%	11.39%	12.87%
S&P 500® Index	17.88%	14.42%	14.82%
Consumer Price Index	2.68%	4.46%	3.20%

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Key Fund Statistics

Total Net Assets	$136,002,498
# of Portfolio Holdings	70
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$721,812

SFT Wellington Core Equity Fund

Class 2

What did the Fund invest in?

Ten Largest Holdings (% of Net Assets)

NVIDIA Corp.	8.2%
Apple, Inc.	7.9%
Microsoft Corp.	7.2%
Alphabet, Inc., Class A	6.4%
Amazon.com, Inc.	5.0%
Broadcom, Inc.	3.6%
Meta Platforms, Inc., Class A	2.7%
JPMorgan Chase & Co.	2.4%
Eli Lilly & Co.	2.4%
Mastercard, Inc., Class A	2.2%
Total	48.0%

Sector Diversification (% of net assets)

Information Technology	32.3%
Financial	13.2%
Communication Services	11.2%
Consumer Discretionary	9.9%
Industrials	9.5%
Health Care	9.1%
Consumer Staples	5.6%
Energy	2.7%
Utilities	2.4%
Other	4.2%
Other Assets and Liabilities, Net	(0.1%)
Total	100.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to the Fund's Prospectus, financial statements, holdings and proxy voting information, please visit www.securianfunds.com.

Phone: 800-643-5728     Email: policyservices@securian.com

SFT Wellington Core Equity Fund

Class 2

(b)       Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is filed under Item 19(a)(1) of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees (the “Board”) of the registrant has determined that Julie K. Getchell is an “audit committee financial expert”, as defined in Item 3 of Form N-CSR. Ms. Getchell is “independent” for purposes of Item 3 of Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and of the Board in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or of the Board.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2025	2024
$364,266	$375,146

(b)       Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2025	2024
$-	$-

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2025	2024
$-	$

(d)       All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2025	2024
$3,500	$3,152

(e)(1) The registrant’s audit committee have adopted policies and procedures that ensure all services performed by the registrant’s principal accountant do not impair the independence of the principal accountant. Pursuant to these policies and procedures, the audit committee is responsible for pre-approving certain non-audit services rendered by the principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. In accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust. Although the audit committee is not required to pre-approve all services rendered by the principal accountant to the registrant’s investment adviser and other entities under common control, the audit committee receives a report from tits principal accountant on an annual basis disclosing the aggregate fees for all services provided to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. The audit committee’s pre-approval process is illustrated as follows:

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended by the principal accountant’s engagement to audit the registrant’s financial statements for the more recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for each of the last two fiscal years are reported in paragraphs (b)-(d) of this Item 4, above.

(h) The registrant’s audit committee has determined that the non-audit services rendered by the principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, were not required to be pre-approved by the audit committee because they did not relate directly to the operations and financial reporting of the registrant and were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments is included within the report transmitted to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The registrant’s most recent audited financial statements are included within the report transmitted to shareholders pursuant to Rule 30e-1 filed under Item 1 of this Form N-CSR.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Shareholder report

December 31, 2025

SFT Balanced Stabilization Fund

SFT Core Bond Fund

SFT Equity Stabilization Fund

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT Macquarie Growth Fund

SFT Macquarie Small Cap Growth Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Macquarie Growth Fund, SFT Macquarie Small Cap Growth Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Columbus, Ohio
February 26, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

SFT Balanced Stabilization Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (32.4%)
Government Obligations (1.7%)
U.S. Government Agencies and Obligations (1.7%)
Federal Home Loan Mortgage Corporation (0.0%)
3.000%, 09/01/43	$39,589	$36,716
3.500%, 10/01/44	40,009	38,146
3.500%, 11/01/44	39,358	37,517
3.500%, 12/01/44	42,996	40,976
		153,355
Federal National Mortgage Association (0.1%)
3.000%, 04/01/43	60,123	55,700
3.000%, 05/01/43	19,498	18,068
3.000%, 06/01/43	90,477	83,778
3.500%, 08/01/42	39,601	37,927
3.500%, 02/01/43	47,726	45,994
		241,467
U.S. Treasury (1.6%)
U.S. Treasury Bonds
4.000%, 11/15/42	5,530,000	5,086,952
4.000%, 11/15/52	1,200,000	1,045,125
U.S. Treasury Notes, 3.875%, 12/31/27	3,350,000	3,375,518
		9,507,595
Total government obligations (cost: $10,431,556)		9,902,417
Other Mortgage-Backed Securities (0.2%)
Commercial Mortgage-Backed Securities (0.2%)
Bank, Series 2019-BN18, Class A4, 3.584%, 05/15/62	1,500,000	1,444,495
Total other mortgage-backed securities (cost: $1,541,612)		1,444,495
Corporate Obligations (30.5%)
Basic Materials (0.7%)
Chemicals (0.2%)
Mosaic Co., 5.450%, 11/15/33	200,000	205,786
Yara International ASA, 3.148%, 06/04/30 (b)	1,000,000	941,819
		1,147,605
Mining (0.5%)
Anglo American Capital PLC, 2.625%, 09/10/30 (b)	2,000,000	1,845,362
Fortescue Treasury Pty. Ltd., 6.125%, 04/15/32 (b)	1,000,000	1,040,956
		2,886,318
Communications (2.3%)
Media (0.7%)
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750%, 02/15/28	1,500,000	1,479,138
6.834%, 10/23/55	1,000,000	963,809
	Principal	Value(a)
Comcast Corp.
2.887%, 11/01/51	$1,319,000	$776,172
2.937%, 11/01/56	327,000	184,487
4.200%, 08/15/34 (c)	500,000	478,291
Walt Disney Co., 4.950%, 10/15/45	500,000	471,321
		4,353,218
Software (0.5%)
Amazon.com, Inc., 3.875%, 08/22/37	1,000,000	919,181
Netflix, Inc., 4.875%, 04/15/28	2,000,000	2,043,298
		2,962,479
Telecommunication (1.1%)
AT&T, Inc.
2.550%, 12/01/33	943,000	806,256
3.550%, 09/15/55	1,405,000	939,359
3.800%, 12/01/57	75,000	51,790
4.500%, 05/15/35	1,000,000	962,363
T-Mobile USA, Inc., 2.700%, 03/15/32	1,000,000	900,209
Verizon Communications, Inc.
2.650%, 11/20/40	1,000,000	715,710
2.987%, 10/30/56	1,194,000	713,743
3.000%, 11/20/60	2,000,000	1,170,038
		6,259,468
Consumer Cyclical (1.8%)
Auto Manufacturers (0.3%)
General Motors Financial Co., Inc., 5.000%, 04/09/27	2,000,000	2,021,664
Automobile Components (0.2%)
Aptiv Swiss Holdings Ltd., 5.150%, 09/13/34	1,000,000	1,010,719
Passenger Airlines (0.7%)
Air Canada Pass-Through Trust, Series 2015-2, Class A, 4.125%, 06/15/29 (b)	600,420	590,583
American Airlines Pass-Through Trust, Series 2015-2, Class A, 4.000%, 03/22/29	549,917	540,210
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/28 (b)	2,000,000	2,012,350
United Airlines Pass-Through Trust, Series 2018-1, Class AA, 3.500%, 09/01/31	791,125	764,550
		3,907,693
Retail (0.6%)
Lowe's Cos., Inc.
3.700%, 04/15/46	2,000,000	1,518,256
5.625%, 04/15/53	2,250,000	2,187,633
		3,705,889

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Consumer, Non-cyclical (5.7%)
Agricultural Operations (0.4%)
Cargill, Inc. 3.125%, 05/25/51 (b)	$1,000,000	$669,207
4.375%, 04/22/52 (b)	2,150,000	1,790,078
		2,459,285
Beverages (0.3%)
Constellation Brands, Inc., 5.250%, 11/15/48	2,050,000	1,903,068
Biotechnology (1.0%)
Amgen, Inc., 4.050%, 08/18/29	2,000,000	1,999,523
Bio-Rad Laboratories, Inc., 3.700%, 03/15/32	2,000,000	1,890,640
Gilead Sciences, Inc., 4.600%, 09/01/35	2,000,000	1,980,633
		5,870,796
Commercial Services (0.8%)
Ashtead Capital, Inc., 5.500%, 08/11/32 (b)	2,000,000	2,067,710
Global Payments, Inc.
4.800%, 04/01/26	750,000	750,153
5.300%, 08/15/29	1,500,000	1,535,393
		4,353,256
Food Products (0.6%)
General Mills, Inc., 3.000%, 02/01/51	1,002,000	650,384
Kroger Co., 5.150%, 08/01/43	1,100,000	1,034,457
Mars, Inc., 3.950%, 04/01/49 (b)	1,000,000	791,260
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	939,510
		3,415,611
Health Care Equipment & Supplies (0.2%)
Abbott Laboratories, 4.750%, 11/30/36	1,000,000	1,008,237
Health Care Providers & Services (0.8%)
Centene Corp., 2.625%, 08/01/31	2,000,000	1,720,288
Elevance Health, Inc., 4.375%, 12/01/47	1,000,000	832,436
HCA, Inc., 6.000%, 04/01/54	1,500,000	1,496,357
Novant Health, Inc., 2.637%, 11/01/36	1,000,000	802,548
		4,851,629
Household Products (0.1%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	787,862
Personal Care (0.1%)
Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	806,289
	Principal	Value(a)
Pharmaceuticals (1.4%)
AbbVie, Inc. 4.400%, 11/06/42	$1,000,000	$892,065
4.450%, 05/14/46	1,000,000	871,445
Becton Dickinson & Co., 4.298%, 08/22/32	2,000,000	1,970,726
Bristol-Myers Squibb Co., 5.200%, 02/22/34	1,000,000	1,041,929
CVS Pass-Through Trust, 6.943%, 01/10/30	78,595	81,580
Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/28	2,000,000	2,047,406
Viatris, Inc., 4.000%, 06/22/50	2,000,000	1,337,701
		8,242,852
Energy (1.8%)
Oil & Gas (0.9%)
APA Corp., 6.100%, 02/15/35	1,000,000	1,029,651
Baker Hughes Holdings LLC/ Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	988,944
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	1,006,836
Coterra Energy, Inc., 3.900%, 05/15/27	1,000,000	996,331
Phillips 66, 4.650%, 11/15/34	1,000,000	981,550
		5,003,312
Pipelines (0.9%)
Energy Transfer LP, 4.900%, 03/15/35	1,000,000	977,828
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	250,000	263,554
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	765,847
MPLX LP, 4.950%, 09/01/32	2,000,000	2,016,311
Whistler Pipeline LLC, 5.950%, 09/30/34 (b)	1,000,000	1,036,112
Williams Cos., Inc., 3.750%, 06/15/27	500,000	498,143
		5,557,795
Financial (10.2%)
Banks (6.5%)
Bank of America Corp.
Series L, 4.183%, 11/25/27	1,000,000	1,002,473
4.244%, 04/24/38 (3-Month USD TERM SOFR + 2.076%) (d)	1,000,000	934,929
4.948%, 07/22/28 (SOFRRATE + 2.040%) (d)	1,500,000	1,521,429
Bank of New York Mellon Corp.
3.442%, 02/07/28 (3-Month USD TERM SOFR + 1.331%) (d)	1,000,000	995,268
Series J, 4.967%, 04/26/34 (SOFRRATE + 1.606%) (d)	1,500,000	1,532,009
5.834%, 10/25/33 (SOFRRATE + 2.074%) (d)	1,000,000	1,079,677

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Capital One NA, Series BKNT, 4.250%, 03/13/26	$500,000	$500,144
Citigroup, Inc. 3.980%, 03/20/30 (3-Month USD TERM SOFR + 1.600%) (d)	1,000,000	991,500
4.650%, 07/23/48	1,250,000	1,106,965
4.750%, 05/18/46	1,200,000	1,056,115
Comerica Bank, 5.332%, 08/25/33 (SOFRRATE + 2.610%) (d)	2,000,000	2,015,838
Fifth Third Bancorp, 6.361%, 10/27/28 (SOFRRATE + 2.192%) (d)	1,000,000	1,040,478
First Republic Bank Series BKNT, 4.375%, 08/01/46 (e)	575,000	57
Series BKNT, 4.625%, 02/13/47 (e)	1,379,000	138
Goldman Sachs Group, Inc. 3.850%, 01/26/27	1,000,000	999,207
4.482%, 08/23/28 (SOFRRATE + 1.725%) (d)	2,000,000	2,014,306
5.150%, 05/22/45	1,000,000	941,886
JPMorgan Chase & Co. 3.328%, 04/22/52 (SOFRRATE + 1.580%) (d)	2,000,000	1,422,787
3.897%, 01/23/49 (3-Month USD TERM SOFR + 1.482%) (d)	1,000,000	798,847
KeyBank NA, Series BKNT, 4.390%, 12/14/27	3,000,000	3,014,716
M&T Bank Corp., 4.553%, 08/16/28 (SOFRRATE + 1.780%) (d)	3,000,000	3,016,354
Morgan Stanley 2.802%, 01/25/52 (SOFRRATE + 1.430%) (d)	2,000,000	1,277,184
6.342%, 10/18/33 (SOFRRATE + 2.560%) (d)	1,000,000	1,097,262
PNC Bank NA, Series BKNT, 4.050%, 07/26/28	1,000,000	1,001,783
State Street Corp., 6.123%, 11/21/34 (SOFRRATE + 1.958%) (d)	1,500,000	1,623,614
Truist Financial Corp. 5.867%, 06/08/34 (SOFRRATE + 2.361%) (d)	1,000,000	1,065,741
6.123%, 10/28/33 (SOFRRATE + 2.300%) (d)	2,000,000	2,163,944
U.S. Bancorp, 5.850%, 10/21/33 (SOFRRATE + 2.090%) (d)	1,000,000	1,072,442
Wells Fargo & Co. 3.068%, 04/30/41 (SOFRRATE + 2.530%) (d)	1,600,000	1,244,353
4.750%, 12/07/46	2,300,000	2,028,221
		38,559,667
	Principal	Value(a)
Financial Services (1.4%)
American Express Co. 3.300%, 05/03/27	$1,000,000	$993,262
4.050%, 12/03/42	1,000,000	864,223
Capital One Financial Corp. 4.100%, 02/09/27	1,000,000	1,000,760
5.468%, 02/01/29 (SOFRRATE + 2.080%) (d)	1,500,000	1,540,601
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	995,294
Intercontinental Exchange, Inc., 4.350%, 06/15/29	3,000,000	3,027,354
		8,421,494
Insurance (1.6%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	841,385
Arch Capital Finance LLC, 4.011%, 12/15/26 (c)	1,000,000	999,955
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	500,000	425,182
Metropolitan Life Global Funding I, 1.550%, 01/07/31 (b)	3,000,000	2,632,700
Old Republic International Corp., 5.750%, 03/28/34	1,500,000	1,560,826
Principal Life Global Funding II, 1.500%, 08/27/30 (b)	3,000,000	2,639,947
		9,099,995
Real Estate Investment Trust — Health Care (0.3%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	500,572
DOC Dr. LLC, 4.300%, 03/15/27	1,000,000	1,001,518
		1,502,090
Specialized REITs (0.4%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	994,735
Crown Castle, Inc., 4.750%, 05/15/47	1,000,000	870,854
Goodman U.S. Finance Four LLC, 4.500%, 10/15/37 (b)	500,000	466,625
		2,332,214
Industrials (2.4%)
Aerospace & Defense (0.5%)
Lockheed Martin Corp., 1.850%, 06/15/30	1,000,000	907,307
RTX Corp. 4.050%, 05/04/47	500,000	404,867
4.125%, 11/16/28	1,500,000	1,505,528
		2,817,702

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Principal	Value(a)
Building Products (0.3%)
Carlisle Cos., Inc., 3.750%, 12/01/27	$1,000,000	$994,801
CRH America Finance, Inc., 4.400%, 05/09/47 (b)	1,000,000	845,459
		1,840,260
Electrical Equipment (0.5%)
Flex Ltd., 4.875%, 06/15/29	1,000,000	1,014,329
Jabil, Inc., 3.600%, 01/15/30	2,000,000	1,941,397
		2,955,726
Packaging & Containers (0.3%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	1,000,000	1,006,021
Sealed Air Corp., 6.875%, 07/15/33 (b)	1,000,000	1,053,214
		2,059,235
Transportation (0.6%)
Canadian Pacific Railway Co., 4.300%, 05/15/43	250,000	217,145
FedEx Corp., 4.400%, 01/15/47	1,000,000	816,512
Union Pacific Corp., 5.375%, 06/01/33	2,500,000	2,591,231
		3,624,888
Trucking & Leasing (0.2%)
GATX Corp., 4.550%, 11/07/28	1,000,000	1,008,618
Information Technology (2.1%)
Computers (0.9%)
Apple, Inc., 4.375%, 05/13/45 (c)	1,000,000	894,242
Dell International LLC/EMC Corp., 6.200%, 07/15/30	2,000,000	2,137,688
Leidos, Inc., 4.375%, 05/15/30	2,000,000	1,999,842
		5,031,772
Semiconductor Equipment (0.8%)
Broadcom, Inc., 3.419%, 04/15/33	2,000,000	1,856,066
Micron Technology, Inc., 2.703%, 04/15/32	2,000,000	1,796,382
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,005,923
		4,658,371
Software (0.4%)
Oracle Corp., 3.800%, 11/15/37	1,000,000	809,033
VMware LLC, 1.400%, 08/15/26	1,800,000	1,773,474
		2,582,507
	Shares/ Principal	Value(a)
Utilities (3.5%)
Electric Utilities (3.0%)
Alabama Power Co., 3.125%, 07/15/51	$2,000,000	$1,328,130
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	765,613
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	835,327
CenterPoint Energy Houston Electric LLC, Series AJ, 4.850%, 10/01/52	3,150,000	2,827,318
Duke Energy Corp., 4.500%, 08/15/32	1,000,000	998,182
Duke Energy Florida LLC, 5.950%, 11/15/52	1,000,000	1,036,198
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	746,124
Entergy Texas, Inc., 3.450%, 12/01/27	3,000,000	2,963,265
Northern States Power Co., 3.750%, 12/01/47	1,000,000	720,901
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	630,002
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	500,000	405,358
Union Electric Co., 5.250%, 01/15/54	1,500,000	1,403,961
Wisconsin Power & Light Co., 3.950%, 09/01/32	3,000,000	2,893,896
		17,554,275
Gas Utilities (0.4%)
Atmos Energy Corp., 4.125%, 03/15/49	750,000	600,711
National Fuel Gas Co., 4.750%, 09/01/28	1,000,000	1,011,237
Washington Gas Light Co., Series K, 3.796%, 09/15/46	1,000,000	777,754
		2,389,702
Water Utilities (0.1%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	771,219
Total corporate obligations (cost: $184,884,757)		179,724,780
Total long-term debt securities (cost: $196,857,925)		191,071,692
Mutual Funds (64.6%)
Investment Companies (64.6%)
iShares Core S&P 500 ETF (c) (h)	71,340	48,863,620
SFT Index 500 Fund Class 1 (h) (i) (j)	9,974,083	304,436,755
SPDR S&P 500 ETF Trust (c) (h)	34,500	23,526,240
Vanguard S&P 500 ETF (h)	6,700	4,201,771
Total mutual funds (cost: $133,938,346)		381,028,386

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (1.2%)
Investment Companies (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	7,228,210	$7,228,210
Total short-term securities (cost: $7,228,210)		7,228,210
Total investments excluding purchased options (98.2%) (cost: $338,024,481)		579,328,288
Total purchased options outstanding (0.0%) (cost: $790,514)		147,140
Total investments in securities (cost: $338,814,995) (k)		579,475,428
Cash and other assets in excess of liabilities (1.8%)		10,459,198
Total net assets (100.0%)		$589,934,626

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

(d)  Variable rate security.

(e)  In default.

(h)  Reports and other information about these investment companies are available in the EDGAR database on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

(i)  Affiliated security.

(j)  Non-income producing security

(k)  At December 31, 2025, the cost of investments for federal income tax purposes was $337,326,269. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$250,166,065
Gross unrealized depreciation	(8,887,868)
Net unrealized appreciation	$241,278,197

Holdings of Open Futures Contracts

On December 31, 2025, securities with an aggregate fair value of $33,618,030 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)(a)
2 Year U.S. Treasury Note	March 2026	25	Long	$5,222,910	$5,219,726	$(3,184)
5 Year U.S. Treasury Note	March 2026	215	Long	23,588,372	23,500,508	(87,864)
10 Year U.S. Ultra	March 2026	110	Long	12,740,518	12,651,719	(88,799)
3-Month SOFR	March 2026	60	Long	14,466,556	14,472,750	6,194
Ultra U.S. Treasury Bond	March 2026	20	Long	2,403,490	2,360,000	(43,490)
S&P 500 E-Mini Index Future	March 2026	195	Long	67,820,654	67,201,875	(618,779)
					$125,406,578	$(835,922)

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund
Investments in Securities – continued

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$24	January 2026	2,200	$220,000	$92,400

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$6,590	January 2026	46	$4,600	$54,740

Call Options Written:

The Fund had the following call options written open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$45	January 2026	2,200	$220,000	$(28,600)

Put Options Written:

The Fund had the following put options written open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$5,925	January 2026	46	$4,600	$(6,440)

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (103.2%)
Government Obligations (64.7%)
Other Government Obligations (0.3%)
Provincial or Local Government Obligations (0.3%)
Medina Valley Independent School District, GO, (PSF-GTD), 4.750%, 02/15/50	$155,000	$157,780
New York City Transitional Finance Authority Future Tax Secured Revenue Series E, 5.000%, 11/01/53	465,000	477,816
Series F-1, 5.000%, 02/01/51	415,000	424,418
New York State Thruway Authority Series B, 5.000%, 03/15/59	105,000	108,024
Series C, 5.000%, 03/15/53	395,000	405,162
		1,573,200
U.S. Government Agencies and Obligations (64.4%)
Federal Home Loan Mortgage Corporation (10.2%)
2.000%, 07/01/41	1,338,131	1,166,606
2.000%, 11/01/51	4,353,923	3,540,543
2.000%, 03/01/52	2,446,963	1,987,517
2.500%, 01/01/52	1,500,465	1,279,995
2.500%, 03/01/52	6,553,094	5,588,203
3.000%, 08/01/42	219,586	203,619
3.000%, 12/01/42	76,378	70,803
3.000%, 01/01/43	109,057	101,034
3.000%, 02/01/43	246,503	228,461
3.000%, 04/01/43	390,116	361,296
3.000%, 02/01/52	2,746,759	2,456,269
3.500%, 05/01/32	48,286	47,567
3.500%, 03/01/42	267,542	257,726
3.500%, 08/01/42	222,722	214,550
3.500%, 11/01/52	4,531,775	4,207,859
4.000%, 09/01/40	211,926	208,639
4.000%, 11/01/40	391,152	382,504
4.000%, 02/01/41	94,536	92,909
4.000%, 03/01/41	101,469	99,551
4.000%, 08/01/52	6,061,873	5,792,959
4.000%, 09/01/52	2,594,495	2,479,396
4.000%, 11/01/52	3,023,258	2,893,878
4.000%, 02/01/53	492,879	470,316
4.500%, 09/01/40	29,555	29,818
4.500%, 01/01/41	135,358	136,399
4.500%, 02/01/41	91,526	92,193
4.500%, 03/01/41	198,957	200,303
4.500%, 04/01/41	174,973	175,756
4.500%, 09/01/52	563,969	553,836
4.500%, 10/01/52	928,681	911,324
4.500%, 11/01/52	3,703,642	3,634,044
4.500%, 10/01/53	1,203,649	1,181,271
5.000%, 05/01/29	3,963	3,994
5.000%, 04/01/35	31,923	32,788
5.000%, 08/01/35	14,481	14,880
5.000%, 11/01/35	32,894	33,831
5.000%, 11/01/39	174,194	179,326
5.000%, 04/01/40	55,780	57,425
5.000%, 08/01/40	36,558	37,636
5.000%, 05/01/55	1,297,382	1,295,622
	Principal	Value(a)
5.500%, 05/01/34	$188,288	$191,822
5.500%, 10/01/34	54,397	56,510
5.500%, 07/01/35	75,816	79,088
5.500%, 10/01/35	81,517	85,106
5.500%, 12/01/38	46,493	48,342
6.000%, 11/01/33	93,292	96,123
6.500%, 09/01/32	9,991	10,367
6.500%, 11/01/32	8,761	9,092
6.500%, 06/01/36	56,367	59,872
7.000%, 12/01/37	19,390	20,362
		43,359,330
Federal National Mortgage Association (11.7%)
2.000%, 04/01/51	2,452,020	2,001,613
2.000%, 11/01/51	11,094,537	9,021,888
2.000%, 02/01/52	988,817	803,001
2.000%, 03/01/52	2,803,793	2,274,635
2.500%, 12/01/51	2,145,790	1,821,865
2.500%, 02/01/52	490,276	416,931
2.500%, 03/01/52	2,244,580	1,907,092
2.500%, 04/01/52	3,780,878	3,232,424
3.000%, 09/01/42	51,541	47,779
3.000%, 01/01/46	47,087	42,945
3.000%, 01/01/52	2,057,236	1,825,907
3.000%, 04/01/52	4,849,811	4,304,807
3.000%, 05/01/52	2,102,526	1,867,363
3.000%, 06/01/52	373,470	332,310
3.500%, 12/01/32	42,753	42,081
3.500%, 11/01/40	186,200	179,753
3.500%, 01/01/41	204,929	197,956
3.500%, 02/01/41	232,717	224,855
3.500%, 04/01/41	110,591	106,670
3.500%, 11/01/41	710,918	685,421
3.500%, 12/01/41	143,535	138,298
3.500%, 05/01/42	73,579	70,971
3.500%, 01/01/43	155,654	149,404
3.500%, 02/01/43	190,902	183,977
3.500%, 05/01/43	625,675	594,043
4.000%, 12/01/40	25,967	25,344
4.000%, 04/01/41	414,274	406,082
4.000%, 09/01/41	98,662	96,720
4.000%, 11/01/41	68,061	66,652
4.000%, 06/01/42	201,086	196,920
4.000%, 09/01/43	122,788	119,331
4.000%, 06/01/52	1,082,056	1,034,054
4.500%, 05/01/35	54,555	55,037
4.500%, 07/01/35	129,401	129,191
4.500%, 09/01/37	46,912	46,867
4.500%, 06/01/39	56,939	57,309
4.500%, 04/01/41	462,144	465,722
4.500%, 07/01/41	343,126	345,450
4.500%, 07/01/47	136,153	135,529
4.500%, 08/01/52	4,859,802	4,769,981
4.500%, 04/01/53	826,736	811,624
5.000%, 11/01/33	52,911	53,755
5.000%, 03/01/34	39,834	40,935
5.000%, 05/01/34	9,852	10,023
5.000%, 12/01/34	53,144	53,685
5.000%, 07/01/35	49,633	50,429
5.000%, 08/01/35	22,624	23,233
5.000%, 03/01/38	21,239	21,850
5.000%, 04/01/38	46,354	47,469

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 06/01/39	$41,115	$42,288
5.000%, 12/01/39	131,168	135,032
5.000%, 06/01/40	17,125	17,630
5.000%, 04/01/41	160,544	165,277
5.000%, 05/01/53	2,010,791	2,018,016
5.000%, 11/01/53	1,852,852	1,856,262
5.500%, 04/01/33	194,928	198,336
5.500%, 05/01/33	2,311	2,364
5.500%, 12/01/33	18,687	19,158
5.500%, 01/01/34	38,100	39,096
5.500%, 02/01/34	38,058	38,619
5.500%, 03/01/34	42,114	42,724
5.500%, 04/01/34	34,807	35,390
5.500%, 05/01/34	1,101	1,117
5.500%, 09/01/34	51,259	53,126
5.500%, 10/01/34	16,815	17,254
5.500%, 01/01/35	27,045	28,167
5.500%, 02/01/35	63,215	64,227
5.500%, 04/01/35	60,944	63,427
5.500%, 06/01/35	2,754	2,854
5.500%, 08/01/35	39,075	39,750
5.500%, 10/01/35	84,016	87,541
5.500%, 11/01/35	18,446	19,292
5.500%, 09/01/36	35,494	36,506
5.500%, 12/01/39	23,826	24,840
5.500%, 07/01/53	1,200,657	1,221,996
5.500%, 09/01/53	853,831	868,415
6.000%, 09/01/32	3,535	3,698
6.000%, 10/01/32	112,795	115,750
6.000%, 11/01/32	139,949	146,922
6.000%, 03/01/33	91,745	94,195
6.000%, 12/01/33	43,644	45,152
6.000%, 08/01/34	8,752	9,109
6.000%, 09/01/34	8,311	8,748
6.000%, 11/01/34	4,593	4,713
6.000%, 12/01/34	32,158	33,522
6.000%, 11/01/36	4,503	4,750
6.000%, 01/01/37	62,002	65,593
6.000%, 08/01/37	31,602	33,335
6.000%, 10/01/38	43,335	45,845
6.500%, 12/01/31	9,477	9,833
6.500%, 02/01/32	61,951	64,281
6.500%, 04/01/32	31,314	32,843
6.500%, 05/01/32	6,183	6,415
6.500%, 07/01/32	37,072	38,466
6.500%, 08/01/32	31,848	33,046
6.500%, 09/01/32	20,719	21,498
6.500%, 10/01/32	24,980	25,920
6.500%, 09/01/34	1,609	1,692
6.500%, 11/01/34	1,988	2,105
6.500%, 03/01/35	22,979	24,075
6.500%, 09/01/37	39,093	41,407
6.500%, 11/01/37	16,997	18,040
7.000%, 07/01/31	16,945	17,795
7.000%, 09/01/31	50,590	53,125
7.000%, 11/01/31	35,897	37,696
7.000%, 02/01/32	21,484	22,562
7.000%, 03/01/32	2,587	2,717
7.000%, 07/01/32	12,724	13,362
7.500%, 04/01/31	8,793	8,920
7.500%, 05/01/31	2,825	2,861
		49,765,876
	Principal	Value(a)
Government National Mortgage Association (7.1%)
3.000%, 03/15/45	$336,103	$304,480
3.000%, 04/15/45	574,786	520,702
3.000%, 05/15/45	29,565	26,783
3.250%, 04/20/33	48,204	46,743
3.250%, 03/20/35	488,164	470,168
3.250%, 11/20/35	272,291	261,420
3.250%, 01/20/36	490,084	470,893
3.500%, 11/15/40	41,129	38,558
3.500%, 04/20/46	174,808	160,477
3.750%, 03/20/46	537,349	503,310
4.000%, 07/20/31	103,120	102,879
4.000%, 04/20/39	96,963	92,947
4.000%, 12/20/40	267,618	258,807
4.000%, 01/15/41	14,563	14,142
4.000%, 02/15/41	115,588	111,423
4.000%, 10/15/41	79,192	76,777
4.000%, 12/20/44	34,342	33,210
4.000%, 10/20/52	1,272,616	1,210,935
4.000%, 12/20/52	1,577,161	1,502,671
4.500%, 06/15/40	79,110	79,145
4.500%, 10/20/52	1,976,913	1,942,729
4.500%, 10/20/54	2,116,444	2,066,738
4.500%, 11/20/54	1,161,709	1,134,425
5.000%, 05/15/33	18,175	18,432
5.000%, 12/15/39	31,679	32,331
5.000%, 01/15/40	256,673	261,847
5.000%, 07/15/40	63,990	65,241
5.500%, 07/15/38	79,369	82,965
5.500%, 10/15/38	91,195	95,004
5.500%, 06/20/53	1,102,335	1,120,157
1.000%, 12/20/42	30,333	26,000
3.000%, 11/16/44	520,098	476,646
3.500%, 01/20/49	475,000	433,155
3.500%, 01/15/55, TBA (b)	5,275,000	4,806,079
4.000%, 01/15/55, TBA (b)	2,250,000	2,125,717
4.500%, 01/22/56, TBA (b)	2,200,000	2,145,775
5.000%, 01/15/55, TBA (b)	5,100,000	5,091,764
5.500%, 01/15/55, TBA (b)	2,125,000	2,146,389
		30,357,864
U.S. Treasury (29.8%)
U.S. Treasury Bonds
4.625%, 11/15/45	11,300,000	11,082,828
4.625%, 11/15/55	19,266,000	18,642,865
U.S. Treasury Notes
3.375%, 12/31/27	9,730,000	9,712,516
3.500%, 12/15/28	10,130,000	10,122,086
3.500%, 11/30/30	10,153,000	10,060,195
3.625%, 12/31/30	46,230,000	46,056,638
3.875%, 12/31/32	11,995,000	11,961,264
4.000%, 11/15/35	8,946,000	8,836,971
		126,475,363
Uniform Mortgage-Backed Security (5.6%)
Uniform Mortgage-Backed Security,
2.000%, 01/15/55, TBA (b)	2,725,000	2,205,860
2.500%, 01/15/55, TBA (b)	4,900,000	4,151,219
3.000%, 01/14/56, TBA (b)	4,575,000	4,054,598
3.500%, 01/14/56, TBA (b)	1,225,000	1,134,637
3.500%, 02/15/56, TBA (b)	3,300,000	3,046,259
4.000%, 01/14/56, TBA (b)	2,275,000	2,160,614

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.500%, 01/15/55, TBA (b)	$2,625,000	$2,565,557
5.000%, 01/15/55, TBA (b)	2,150,000	2,146,397
5.500%, 01/15/55, TBA (b)	2,125,000	2,156,037
		23,621,178
Total government obligations (cost: $278,118,927)		275,152,811
Asset-Backed Securities (9.6%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46 (c)	630,000	618,715
Allegro CLO X Ltd., Series 2019-1A, Class ARR, 5.014%, 04/20/32 (3-Month USD TERM SOFR + 1.130%) (c) (d)	427,141	427,023
AMMC CLO 28 Ltd., Series 2024-28A, Class A1A, 5.434%, 07/20/37 (3-Month USD TERM SOFR + 1.550%) (c) (d)	1,000,000	1,001,240
Arbour CLO VII DAC, Series 7A, Class B1R, 4.150%, 12/15/38 (3-Month EUR EURIBOR + 2.050%) (c) (d)	1,350,000	1,585,305
ARES XXVII CLO Ltd., Series 2013-2A, Class BR3, 5.509%, 10/28/34 (3-Month USD TERM SOFR + 1.650%) (c) (d)	1,080,000	1,080,714
Bain Capital Credit CLO Ltd., Series 2021-6A, Class A1R, 4.960%, 10/21/34 (3-Month USD TERM SOFR + 1.090%) (c) (d)	1,200,000	1,199,669
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE1, Class M1, 4.821%, 02/25/34 (1-Month USD TERM SOFR + 1.089%) (d)	253,651	260,569
BlueMountain CLO Ltd., Series 2018-3A, Class BR, 5.708%, 10/25/30 (3-Month USD TERM SOFR + 1.850%) (c) (d)	1,200,000	1,201,956
Chase Funding Trust
Series 2002-3, Class 2A1, 4.486%, 08/25/32 (1-Month USD TERM SOFR + 0.754%) (d)	72,011	71,592
Series 2003-2, Class 2A2, 4.406%, 02/25/33 (1-Month USD TERM SOFR + 0.674%) (d)	68,008	67,767
CIFC Funding Ltd. Series 2014-4RA, Class A1A2, 4.872%, 01/17/35 (3-Month USD TERM SOFR + 0.990%) (c) (d)	1,070,000	1,070,750
	Principal	Value(a)
Series 2022-3A, Class A, 5.280%, 04/21/35 (3-Month USD TERM SOFR + 1.410%) (c) (d)	$1,250,000	$1,251,660
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.300%, 12/26/51 (c)	1,035,000	1,017,238
Commonbond Student Loan Trust Series 2017-AGS, Class C, 5.280%, 05/25/41 (c)	18,377	16,995
Series 2018-AGS, Class A1, 3.210%, 02/25/44 (c)	358,613	341,727
Series 2018-AGS, Class A2, 4.346%, 02/25/44 (1-Month USD TERM SOFR + 0.614%) (c) (d)	58,587	57,984
Series 2019-AGS, Class A1, 2.540%, 01/25/47 (c)	781,707	718,482
Series 2021-AGS, Class A, 1.200%, 03/25/52 (c)	330,015	282,321
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Series 2025-1A, Class A2, 6.000%, 05/20/55 (c)	385,000	394,042
Contego CLO IV DAC, Series 4A, Class B1RR, 4.047%, 10/23/39 (3-Month EUR EURIBOR + 2.050%) (c) (d)	1,000,000	1,174,451
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BRR, 5.555%, 10/15/30 (3-Month USD TERM SOFR + 1.650%) (c) (d)	1,100,000	1,101,964
FIGRE Trust Series 2025-HE3, Class A, 5.560%, 05/25/55 (c) (d)	1,369,728	1,384,787
Series 2025-HE7, Class A, 5.150%, 11/25/55 (c) (d)	1,028,070	1,031,300
FirstKey Homes Trust, Series 2021-SFR1, Class F2, 3.452%, 08/17/38 (c)	1,050,000	1,036,771
Flexential Issuer LLC, Series 2021-1A, Class A2, 3.250%, 11/27/51 (c)	203,429	200,485
FRTKL Group, Inc., Series 2021-SFR1, Class G, 4. 105%, 09/17/38 (c)	1,250,000	1,221,583
Home Partners of America Trust, Series 2021-1, Class A, 1.698%, 09/17/41 (c)	1,469,680	1,339,419
ICG U.S. CLO Ltd., Series 2016-1A, Class A2R3, 5.443%, 04/29/34 (3-Month USD TERM SOFR + 1.600%) (c) (d)	1,100,000	1,100,055
Navient Private Education Refi Loan Trust Series 2020-HA, Class A, 1.310%, 01/15/69 (c)	320,822	303,684

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Series 2021-BA, Class A, 0.940%, 07/15/69 (c)	$865,396	$793,073
Series 2021-FA, Class A, 1.110%, 02/18/70 (c)	901,648	804,253
Series 2022-A, Class A, 2.230%, 07/15/70 (c)	1,045,321	958,162
Neuberger Berman Loan Advisers Lasalle Street Lending CLO I Ltd., Series 2023-1A, Class BR, 5.590%, 10/25/36 (3-Month USD TERM SOFR + 1.700%) (c) (d)	1,200,000	1,201,145
Oxford Finance Funding Trust LLC, Series 2025-1A, Class A2, 5.413%, 02/15/35 (c)	730,000	732,522
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class A2R2, 5.403%, 02/14/34 (3-Month USD TERM SOFR + 1.550%) (c) (d)	1,000,000	999,700
Penta CLO 21 DAC, Series 2025-21A, Class B, 02/16/39 (3-Month EUR EURIBOR + 1.900%) (b) (c) (d)	1,000,000	1,174,451
Progress Residential Trust Series 2021-SFR7, Class D, 2.341%, 08/17/40 (c)	1,525,000	1,432,325
Series 2021-SFR8, Class F, 3.181%, 10/17/38 (c)	2,000,000	1,969,656
Regatta 32 Funding Ltd., Series 2025-4A, Class A1, 5.442%, 07/25/38 (3-Month USD TERM SOFR + 1.340%) (c) (d)	1,100,000	1,103,250
Rockford Tower CLO Ltd. Series 2019-2A, Class AR2, 5.019%, 08/20/32 (3-Month USD TERM SOFR + 1.130%) (c) (d)	746,218	746,381
Series 2021-2A, Class BR, 5.584%, 07/20/34 (3-Month USD TERM SOFR + 1.700%) (c) (d)	1,070,000	1,070,656
Series 2022-1A, Class BR, 5.584%, 07/20/35 (3-Month USD TERM SOFR + 1.700%) (c) (d)	1,100,000	1,100,965
Saxon Asset Securities Trust, Series 2004-1, Class A, 1.432%, 03/25/35 (1-Month USD TERM SOFR + 0.654%) (d)	154,523	138,201
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX, 1.140%, 02/15/47 (c)	1,215,454	1,065,344
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 4.994%, 01/16/32 (3-Month USD TERM SOFR + 1.100%) (c) (d)	260,561	260,704
	Principal	Value(a)
TIAA CLO IV Ltd., Series 2018-1A, Class A1AR, 5.024%, 01/20/32 (3-Month USD TERM SOFR + 1.140%) (c) (d)	$373,498	$373,433
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.832%, 11/17/39 (c)	975,000	926,873
Vista Point Securitization Trust, Series 2024-CES3, Class A1, 5.679%, 01/25/55 (c) (d)	1,243,799	1,250,154
Total asset-backed securities (cost: $40,830,528)		40,661,496
Other Mortgage-Backed Securities (10.5%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (7.4%)
Agate Bay Mortgage Trust, Series 2015-1, Class B2, 3.615%, 01/25/45 (c) (d)	31,712	31,204
Bear Stearns Mortgage Securities, Inc., Series 1996-6, Class B2, 8.000%, 11/25/29	7,935	2,762
CIM Trust Series 2021-R3, Class A1, 1.951%, 06/25/57 (c) (d)	1,385,272	1,271,546
Series 2023-R3, Class A1A, 4.500%, 01/25/63 (c) (d)	1,309,396	1,292,416
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.000%, 09/25/64 (c) (d)	39,304	38,805
Series 2021-INV1, Class A7A, 2.500%, 05/25/51 (c) (d)	1,520,892	1,372,760
Cross Mortgage Trust, Series 2025-H10, Class A1, 4.968%, 01/25/71 (c) (d)	680,000	679,964
CSMC Trust Series 2013-6, Class B4, 3.444%, 08/25/43 (c) (d)	382,367	337,550
Series 2017-HL1, Class A12, 3.500%, 06/25/47 (c) (d)	687,915	631,624
FARM Mortgage Trust, Series 2021-1, Class A, 2.180%, 01/25/51 (c) (d)	1,314,638	1,067,523
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust Series 2017-2, Class M1, 4.000%, 08/25/56 (c) (d)	4,998	4,980
Series 2021-3, Class TT, 2.000%, 03/25/61	773,689	708,505
Federal Home Loan Mortgage Corp. STACR Debt Notes, Series 2017-DNA2, Class M2R, 4.939%, 10/25/29 (30 day USD SOFR Average + 1.064%) (d)	183,463	182,857
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust Series 2015-SC01, Class 1A, 3.500%, 05/25/45	135,290	123,373

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Series 2016-SC02, Class 1A, 3.000%, 10/25/46	$36,602	$31,885
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2016-C05, Class 2M2, 8.439%, 01/25/29 (30 day USD SOFR Average + 4.564%) (d)	259,957	263,372
Federal National Mortgage Association REMICS, Series 2004-33, Class AL, 4.500%, 05/25/34	537,000	540,150
Flagstar Mortgage Trust Series 2021-5INV, Class A5, 2.500%, 07/25/51 (c) (d)	1,828,828	1,654,890
Series 2021-6INV, Class A6, 2.500%, 08/25/51 (c) (d)	1,658,716	1,498,259
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class B4, 6.537%, 07/25/44 (c) (d)	2,110,021	2,080,912
JP Morgan Mortgage Trust Series 2014-2, Class B1, 3.370%, 06/25/29 (c) (d)	85,169	83,188
Series 2015-6, Class B4, 3.513%, 10/25/45 (c) (d)	1,375,000	1,044,175
Series 2016-3, Class B3, 3.306%, 10/25/46 (c) (d)	108,406	105,126
Series 2017-2, Class B4, 3.652%, 05/25/47 (c) (d)	2,264,876	2,102,957
Series 2021-13, Class A4, 2.500%, 04/25/52 (c) (d)	2,841,715	2,569,067
Series 2021-4, Class A5, 2.500%, 08/25/51 (c) (d)	2,400,000	1,684,449
Luminent Mortgage Trust, Series 2005-1, Class A1, 4.366%, 11/25/35 (1-Month USD TERM SOFR + 0.634%) (d)	1,015,554	989,674
Mellon Residential Funding Corp. Mortgage Pass-Through Trust, Series 1998-2, Class B1, 6.750%, 06/25/28	196	195
OBX Trust, Series 2022-NQM2, Class A1, 2.990%, 01/25/62 (c) (d)	1,699,219	1,636,194
PMT Loan Trust, Series 2024-INV1, Class A3, 5.500%, 10/25/59 (c) (d)	1,161,593	1,171,893
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071%, 11/25/56 (c) (d)	886,271	794,591
Sequoia Mortgage Trust Series 2013-8, Class B4, 3.481%, 06/25/43 (d)	441,116	350,633
Series 2015-1, Class B2, 3.937%, 01/25/45 (c) (d)	82,312	80,605
Series 2015-3, Class B1, 3.726%, 07/25/45 (c) (d)	106,714	105,227
Series 2015-4, Class B2, 3.090%, 11/25/30 (c) (d)	20,585	19,798
Series 2017-1, Class B3, 3.605%, 02/25/47 (c) (d)	783,724	651,485
	Principal	Value(a)
Shellpoint Co-Originator Trust, Series 2017-1, Class B4, 3.575%, 04/25/47 (c) (d)	$1,058,763	$752,178
Starwood Mortgage Residential Trust Series 2021-3, Class A1, 1.127%, 06/25/56 (c) (d)	588,680	522,553
Series 2021-6, Class A1, 1.920%, 11/25/66 (c) (d)	1,050,527	933,609
Structured Asset Mortgage Investments, Inc. Series 1998-2, Class B, 6.750%, 05/02/30 (d)	5,571	72
Series 1998-2, Class C, 6.750%, 05/02/30 (d)	3,606	255
Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.000%, 06/25/58 (c) (d)	1,263,293	1,204,835
WinWater Mortgage Loan Trust, Series 2015-4, Class B3, 3.699%, 06/20/45 (c) (d)	993,138	938,816
		31,556,912
Commercial Mortgage-Backed Securities (3.1%)
BAMLL Commercial Mortgage Securities Trust, Series 2014-520M, Class A, 4.185%, 08/15/46 (c) (d)	1,350,000	1,220,253
BX Commercial Mortgage Trust, Series 2025-JDI, Class C, 5.500%, 11/15/42 (1-Month USD TERM SOFR + 1.750%) (c) (d)	635,000	636,379
BX Trust, Series 2023-LIFE, Class A, 5.045%, 02/15/28 (c)	900,000	892,595
CRSNT Trust, Series 2021-MOON, Class A, 4.695%, 04/15/36 (1-Month USD TERM SOFR + 0.934%) (c) (d)	1,070,000	1,062,844
Hudson Yards Mortgage Trust Series 2025-SPRL, Class A, 5.467%, 01/13/40 (c) (d)	430,000	446,113
Series 2025-SPRL, Class B, 5.758%, 01/13/40 (c) (d)	430,000	445,201
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 03/15/50	1,000,000	994,170
UBS Commercial Mortgage Trust Series 2017-C1, Class AS, 3.724%, 06/15/50	2,750,000	2,698,305
Series 2017-C6, Class A5, 3.580%, 12/15/50	3,500,000	3,442,952
Series 2017-C7, Class AS, 4.061%, 12/15/50 (d)	1,505,000	1,473,749
		13,312,561
Total other mortgage-backed securities (cost: $48,281,055)		44,869,473

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Corporate Obligations (15.7%)
Basic Materials (0.3%)
Chemicals (0.3%)
International Flavors & Fragrances, Inc., 2.300%, 11/01/30 (c)	$1,205,000	$1,088,541
Communications (1.5%)
Internet & Telecom (0.4%)
Getty Images, Inc., 10.500%, 11/15/30 (c)	70,000	70,578
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 8.750%, 05/01/29 (c)	200,000	202,622
Meta Platforms, Inc. 4.875%, 11/15/35	375,000	375,128
5.625%, 11/15/55	1,185,000	1,139,599
		1,787,927
Media (0.8%)
CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 01/15/34 (c)	37,000	31,460
Charter Communications Operating LLC/Charter Communications Operating Capital 2.800%, 04/01/31	1,130,000	1,017,759
3.500%, 03/01/42	280,000	194,852
4.800%, 03/01/50	315,000	237,461
CSC Holdings LLC 5.750%, 01/15/30 (c)	112,000	41,402
6.500%, 02/01/29 (c)	547,000	362,369
11.750%, 01/31/29 (c)	405,000	300,997
Scripps Escrow II, Inc., 3.875%, 01/15/29 (c)	25,000	23,003
Time Warner Cable LLC, 5.500%, 09/01/41	145,000	127,574
Virgin Media Vendor Financing Notes III DAC, 4.875%, 07/15/28	295,000	386,293
VZ Secured Financing BV, 5.000%, 01/15/32 (c)	535,000	486,045
		3,209,215
Software (0.0%)
Alphabet, Inc., 3.500%, 11/06/38	165,000	187,315
Telecommunication (0.3%)
Altice Financing SA, 9.625%, 07/15/27 (c)	172,000	132,440
Altice France SA 6.500%, 04/15/32 (c)	11,197	10,734
9.500%, 11/01/29 (c)	8,351	8,592
Crown Castle Towers LLC, 4.241%, 07/15/48 (c)	625,000	623,125
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, 5.152%, 09/20/29 (c)	225,000	226,956
	Principal	Value(a)
Zayo Group Holdings, Inc., 9.250%, 03/09/30 (c)	$45,031	$42,780
		1,044,627
Consumer Cyclical (0.8%)
Auto Manufacturers (0.2%)
Volkswagen Group of America Finance LLC 5.650%, 03/25/32 (c)	700,000	727,443
5.800%, 03/27/35 (c)	100,000	103,675
Volkswagen International Finance NV, 7.875%, 09/06/32 (9 year EUR Swap + 4.783%) (d)	100,000	135,353
		966,471
Entertainment (0.1%)
Flutter Treasury DAC, 6.125%, 06/04/31	110,000	148,989
Great Canadian Gaming Corp./Raptor LLC, 8.750%, 11/15/29 (c)	46,000	46,467
Ontario Gaming GTA LP/OTG Co-Issuer, Inc., 8.000%, 08/01/30 (c)	24,000	22,757
Voyager Parent LLC, 9.250%, 07/01/32 (c)	48,000	50,930
Warnermedia Holdings, Inc. 5.050%, 03/15/42	10,000	7,060
5.141%, 03/15/52	122,000	80,380
		356,583
Lodging-Hotel (0.1%)
Las Vegas Sands Corp., 6.000%, 06/14/30	425,000	445,823
Passenger Airlines (0.1%)
JetBlue Pass-Through Trust, Series 2020-1, Class A, 4.000%, 05/15/34	578,621	551,311
Retail (0.3%)
BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc., 9.500%, 07/01/32 (c)	65,000	62,117
Ferrellgas LP/Ferrellgas Finance Corp. 5.875%, 04/01/29 (c)	281,000	270,014
9.250%, 01/15/31 (c)	140,000	144,191
Michaels Cos., Inc. 5.250%, 05/01/28 (c)	396,000	380,698
7.875%, 05/01/29 (c)	106,000	97,859
Papa John's International, Inc., 3.875%, 09/15/29 (c)	225,000	213,401
Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.500%, 12/15/35 (c)	135,000	135,048
		1,303,328

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Consumer, Non-cyclical (3.1%)
Agricultural Products (0.3%)
Imperial Brands Finance PLC 3.875%, 07/26/29 (c)	$30,000	$29,432
6.125%, 07/27/27 (c)	470,000	483,834
Japan Tobacco, Inc., 5.250%, 06/15/30 (c)	635,000	659,615
		1,172,881
Beverages (0.3%)
Constellation Brands, Inc., 2.250%, 08/01/31	755,000	670,543
Diageo Investment Corp., 5.625%, 04/15/35	635,000	672,984
		1,343,527
Biotechnology (0.0%)
Amgen, Inc., 5.650%, 03/02/53	110,000	108,175
Commercial Services (0.0%)
Grand Canyon University, 5.125%, 10/01/28	70,000	69,447
Upbound Group, Inc., 6.375%, 02/15/29 (c)	75,000	74,057
VT Topco, Inc., 8.500%, 08/15/30 (c)	60,000	62,659
		206,163
Food Products (0.3%)
Pilgrim's Pride Corp. 3.500%, 03/01/32	1,320,000	1,221,614
6.875%, 05/15/34	165,000	182,992
		1,404,606
Health Care Equipment & Supplies (0.1%)
Sartorius Finance BV, 4.875%, 09/14/35	200,000	248,225
Health Care Providers & Services (1.4%)
Centene Corp. 2.500%, 03/01/31	220,000	189,933
3.000%, 10/15/30	757,000	677,165
Cigna Group, 5.250%, 01/15/36	640,000	653,007
CommonSpirit Health, 4.350%, 11/01/42	405,000	351,639
Elevance Health, Inc. 5.000%, 01/15/36	445,000	443,225
5.375%, 06/15/34	275,000	284,634
Humana, Inc., 5.550%, 05/01/35	645,000	659,998
IQVIA, Inc., 5.700%, 05/15/28	825,000	851,235
Kedrion SpA, 6.500%, 09/01/29 (c)	305,000	299,366
Molina Healthcare, Inc., 6.250%, 01/15/33 (c)	40,000	40,779
Sinai Health System, 3.034%, 01/20/36	935,000	882,448
UnitedHealth Group, Inc., 5.625%, 07/15/54	425,000	418,352
		5,751,781
	Principal	Value(a)
Household Products (0.0%)
Spectrum Brands, Inc., 3.875%, 03/15/31 (c)	$61,000	$49,820
Pharmaceuticals (0.7%)
1261229 BC Ltd., 10.000%, 04/15/32 (c)	165,000	171,650
Bayer U.S. Finance II LLC
4.375%, 12/15/28 (c)	1,180,000	1,181,386
4.400%, 07/15/44 (c)	1,000,000	809,576
CVS Health Corp. 4.780%, 03/25/38	90,000	85,216
7.000%, 03/10/55 (5 year CMT + 2.886%) (d)	240,000	251,771
Grifols SA, 7.500%, 05/01/30	328,000	404,599
		2,904,198
Energy (1.4%)
Oil & Gas (0.2%)
Ecopetrol SA 8.375%, 01/19/36	100,000	102,862
8.875%, 01/13/33	40,000	42,571
KazMunayGas National Co. JSC, 5.375%, 04/24/30	300,000	306,368
Sunoco LP, 7.875%, 09/18/30 (5 year CMT + 4.230%) (c) (d)	250,000	256,819
Transocean International Ltd., 8.750%, 02/15/30 (c)	33,750	35,239
		743,859
Pipelines (1.2%)
Energy Transfer LP, 6.850%, 02/15/40	1,850,000	1,986,045
Global Partners LP/GLP Finance Corp., 8.250%, 01/15/32 (c)	20,000	21,065
NGPL PipeCo LLC, 3.250%, 07/15/31 (c)	1,000,000	921,016
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,500,000	1,770,058
Venture Global LNG, Inc. 9.000%, 09/30/29 (5 year CMT + 5.440%) (c) (d)	313,000	247,186
9.875%, 02/01/32 (c)	165,000	170,457
Venture Global Plaquemines LNG LLC 6.125%, 12/15/30 (c)	97,000	98,811
6.500%, 01/15/34 (c)	16,000	16,388
6.500%, 06/15/34 (c)	8,000	8,179
6.750%, 01/15/36 (c)	91,000	93,210
		5,332,415
Financial (5.4%)
Banks (3.5%)
Bank of America Corp., 2.884%, 10/22/30 (3-Month USD TERM SOFR + 1.452%) (d)	2,410,000	2,294,310
Citigroup, Inc. 2.520%, 11/03/32 (SOFRRATE + 1.177%) (d)	285,000	255,637

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.333%, 03/27/36 (SOFRRATE + 1.465%) (d)	$135,000	$138,373
Goldman Sachs Group, Inc. 1.431%, 03/09/27 (SOFRRATE + 0.798%) (d)	555,000	552,172
2.383%, 07/21/32 (SOFRRATE + 1.248%) (d)	600,000	537,948
5.536%, 01/28/36 (SOFRRATE + 1.380%) (d)	55,000	57,222
HSBC Holdings PLC, 2.357%, 08/18/31 (SOFRRATE + 1.947%) (d)	95,000	86,500
JPMorgan Chase & Co. 1.040%, 02/04/27 (3-Month USD TERM SOFR + 0.695%) (d)	2,500,000	2,493,104
1.470%, 09/22/27 (SOFRRATE + 0.765%) (d)	910,000	893,445
2.580%, 04/22/32 (3-Month USD TERM SOFR + 1.250%) (d)	195,000	178,396
4.946%, 10/22/35 (SOFRRATE + 1.340%) (d)	250,000	253,015
5.502%, 01/24/36 (SOFRRATE + 1.315%) (d)	175,000	183,280
Morgan Stanley 1.928%, 04/28/32 (SOFRRATE + 1.020%) (d)	219,000	192,512
2.511%, 10/20/32 (SOFRRATE + 1.200%) (d)	125,000	112,237
Morgan Stanley Private Bank NA 4.204%, 11/17/28 (SOFRRATE + 0.780%) (d)	250,000	250,829
4.465%, 11/19/31 (SOFRRATE + 1.020%) (d)	130,000	130,407
4.734%, 07/18/31 (SOFRRATE + 1.080%) (d)	590,000	598,571
PNC Financial Services Group, Inc., 6.875%, 10/20/34 (SOFRRATE + 2.284%) (d)	5,000	5,666
Santander U.K. Group Holdings PLC, 2.469%, 01/11/28 (SOFRRATE + 1.220%) (d)	1,775,000	1,744,419
U.S. Bancorp 3.000%, 07/30/29	765,000	737,054
Series J, 5.300%, 04/15/27 (3-Month USD TERM SOFR + 3.176%) (d)	800,000	801,806
Wells Fargo & Co. 2.393%, 06/02/28 (SOFRRATE + 2.100%) (d)	1,380,000	1,348,541
3.000%, 10/23/26	1,100,000	1,092,032
		14,937,476
Financial Services (0.4%)
Air Lease Corp., 3.250%, 10/01/29	620,000	592,348
American Express Co., 5.667%, 04/25/36 (SOFRRATE + 1.790%) (d)	425,000	449,893
	Principal	Value(a)
Avolon Holdings Funding Ltd., 2.528%, 11/18/27 (c)	$659,000	$638,999
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/32 (c)	143,000	145,523
		1,826,763
Insurance (0.6%)
Farmers Insurance Exchange 4.747%, 11/01/57 (3-Month USD LIBOR + 3.231%) (c) (d)	500,000	426,732
7.000%, 10/15/64 (10 year CMT + 3.864%) (c) (d)	235,000	241,115
Metropolitan Life Global Funding I, 5.150%, 03/28/33 (c)	290,000	298,861
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (c)	2,125,000	1,749,945
		2,716,653
Investment Companies (0.1%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 9.000%, 06/15/30	211,000	201,690
9.750%, 01/15/29	140,000	139,572
		341,262
Real Estate Investment Trust — Health Care (0.1%)
Healthcare Realty Holdings LP, 3.100%, 02/15/30	380,000	361,242
Real Estate Investment Trust — Office Property (0.1%)
Hudson Pacific Properties LP 3.250%, 01/15/30	497,000	419,608
3.950%, 11/01/27	10,000	9,531
4.650%, 04/01/29	2,000	1,849
5.950%, 02/15/28	15,000	14,775
		445,763
Residential REITs (0.1%)
American Homes 4 Rent LP, 5.500%, 02/01/34	210,000	217,176
Specialized REITs (0.5%)
American Assets Trust LP, 6.150%, 10/01/34	110,000	111,757
American Tower Corp. 2.900%, 01/15/30	430,000	408,567
4.900%, 03/15/30	435,000	444,622
GLP Capital LP/GLP Financing II, Inc., 5.300%, 01/15/29	310,000	315,693
VICI Properties LP/VICI Note Co., Inc., 3.875%, 02/15/29 (c)	665,000	652,420
		1,933,059
Storage REITs (0.0%)
Extra Space Storage LP, 2.400%, 10/15/31	70,000	62,288

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Industrials (0.4%)
Machinery — Diversified (0.0%)
Oregon Tool Lux LP, 7.875%, 10/15/29 (c) (e)	$68,024	$14,968
Miscellaneous Manufacture (0.0%)
Dyno Nobel Ltd., 5.400%, 11/08/32	130,000	84,612
Packaging & Containers (0.2%)
Amcor Flexibles North America, Inc., 5.100%, 03/17/30	280,000	287,659
Amcor U.K. Finance PLC, 3.750%, 02/20/33	125,000	145,271
Ardagh Group SA 9.500%, 12/01/30 (c)	60,000	65,077
12.000%, 12/01/30 (c)	65,000	59,394
		557,401
Transportation (0.0%)
Pacific National Finance Pty. Ltd., 3.700%, 09/24/29	120,000	73,603
Trucking & Leasing (0.1%)
SMBC Aviation Capital Finance DAC, 5.100%, 04/01/30 (c)	440,000	450,450
SMBC Aviation Capital Finance DAC, 5.300%, 04/03/29 (c)	440,000	452,446
		902,896
Information Technology (0.7%)
Semiconductor Equipment (0.1%)
Foundry JV Holdco LLC, 5.500%, 01/25/31 (c)	75,000	77,507
Intel Corp., 3.734%, 12/08/47	360,000	257,138
		334,645
Software (0.6%)
Fiserv, Inc. 5.250%, 08/11/35	490,000	489,804
5.450%, 03/15/34	225,000	228,451
5.625%, 08/21/33	290,000	299,481
Open Text Corp., 6.900%, 12/01/27 (c)	85,000	88,427
Oracle Corp. 2.875%, 03/25/31	330,000	296,318
3.600%, 04/01/50	650,000	406,517
5.875%, 09/26/45	370,000	335,037
Paychex, Inc., 5.350%, 04/15/32	425,000	440,649
		2,584,684
Utilities (2.1%)
Electric Utilities (1.7%)
Alliant Energy Corp., 5.750%, 04/01/56 (5 year CMT + 2.077%) (d)	345,000	344,371
	Principal	Value(a)
American Electric Power Co., Inc. Series C, 5.800%, 03/15/56 (5 year CMT + 2.128%) (d)	$185,000	$183,661
Series D, 6.050%, 03/15/56 (5 year CMT + 1.940%) (d)	760,000	746,723
CenterPoint Energy, Inc., 5.950%, 04/01/56 (5 year CMT + 2.223%) (d)	350,000	352,378
Dominion Energy, Inc., 6.200%, 02/15/56 (5 year CMT + 2.006%) (d)	465,000	466,269
Electricite de France SA 2.000%, 12/09/49	200,000	138,208
4.750%, 06/17/44	500,000	582,715
7.375%, 06/17/35 (5 year. U.K. Government Bond + 3.775%) (d)	100,000	137,852
Entergy Corp., 6.100%, 06/15/56 (5 year CMT + 2.013%) (d)	515,000	515,171
Entergy Mississippi LLC, 3.250%, 12/01/27	500,000	491,571
Niagara Mohawk Power Corp., 4.278%, 10/01/34 (c)	490,000	463,266
Oncor Electric Delivery Co. LLC, 5.350%, 04/01/35 (c)	635,000	656,310
Southern Co., Series 21-A, 3.750%, 09/15/51 (5 year CMT + 2.915%) (d)	860,000	847,528
Tennet Netherlands BV, 4.750%, 10/28/42	150,000	188,622
Trans-Allegheny Interstate Line Co., 5.000%, 01/15/31 (c)	1,060,000	1,090,134
WEC Energy Group, Inc., 5.625%, 05/15/56 (5 year CMT + 1.905%) (d)	275,000	277,188
		7,481,967
Gas Utilities (0.2%)
AmeriGas Partners LP/ AmeriGas Finance Corp., 9.375%, 06/01/28 (c)	101,000	104,712
Southern Co. Gas Capital Corp., 4.400%, 05/30/47	775,000	647,748
		752,460
Water (0.2%)
Severn Trent Utilities Finance PLC, 4.000%, 03/05/34	180,000	215,970
Suez SACA, 2.875%, 05/24/34	300,000	326,358
Yorkshire Water Finance PLC, 6.375%, 11/18/34	205,000	285,062
		827,390
Total corporate obligations (cost: $66,486,070)		66,663,099

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Bank Loans (1.5%)
1011778 B.C. Unlimited Liability Co., 2024 Term Loan B6, 5.466%, 09/20/30 (1-Month USD TERM SOFR + 1.750%) (c) (d)	$49,523	$49,539
ABG Intermediate Holdings 2 LLC, 2024 1st Lien Term Loan B, 5.966%, 12/21/28 (1-Month USD TERM SOFR + 2.250%) (c) (d)	45,230	45,279
Action Environmental Group, Inc., 2023 Term Loan B, 6.922%, 10/24/30 (3-Month USD TERM SOFR + 3.250%) (c) (d)	29,703	29,722
Advantage Sales & Marketing, Inc., 2024 Term Loan, 8.446%, 10/28/27 (3-Month USD TERM SOFR + 4.250%) (c) (d)	51,247	42,586
AI Aqua Merger Sub, Inc., 2024 1st Lien Term Loan B, 6.854%, 07/31/28 (1-Month USD TERM SOFR + 3.000%, 3-Month USD TERM SOFR + 3.000%) (c) (d)	23,915	23,961
Alpha Generation LLC, Term Loan B, 5.716%, 09/30/31 (1-Month USD TERM SOFR + 2.000%) (c) (d)	90,804	91,043
AmWINS Group, Inc., 2025 Term Loan B, 5.966%, 01/30/32 (1-Month USD TERM SOFR + 2.250%) (c) (d)	51,811	51,953
Antylia Scientific, Term Loan, 7.985%, 05/27/32 (3-Month USD TERM SOFR + 4.000%) (c) (d)	40,001	39,601
Asurion LLC, 2021 Second Lien Term Loan B4, 9.081%, 01/20/29 (1-Month USD TERM SOFR + 5.250%) (c) (d)	34,789	34,102
Avolon TLB Borrower 1 U.S. LLC, 2023 Term Loan B6, 5.484%, 06/24/30 (1-Month USD TERM SOFR + 1.750%) (c) (d)	223,443	224,793
Balcan Innovations, Inc., Term Loan B, 8.590%, 10/18/31 (3-Month USD TERM SOFR + 4.750%) (c) (d)	36,911	28,790
Barracuda Networks, Inc., 2022 Term Loan, 8.340%, 08/15/29 (3-Month USD TERM SOFR + 4.500%) (c) (d)	27,810	22,399
	Principal	Value(a)
Bausch & Lomb Corp., 2023 Incremental Term Loan, 7.716%, 09/29/28 (1-Month USD TERM SOFR + 4.000%) (c) (d)	$55,891	$55,891
BCPE North Star U.S. HoldCo 2, Inc., Term Loan, 7.831%, 06/09/28 (1-Month USD TERM SOFR + 4.000%) (c) (d)	56,806	56,533
Blackhawk Network Holdings, Inc., 2025 Term Loan B, 7.672%, 03/12/29 (3-Month USD TERM SOFR + 4.000%) (c) (d)	48,992	49,184
Boost Newco Borrower LLC, 2025 USD Term Loan B2, 5.672%, 01/31/31 (3-Month USD TERM SOFR + 2.000%) (c) (d)	51,399	51,425
BradyPlus Holdings LLC, 2025 Term Loan B, 7.172%, 12/13/32 (3-Month USD TERM SOFR + 3.500%) (c) (d)	140,571	138,990
C&S Wholesale Grocers, Inc., Term Loan B, 8.672%, 09/20/30 (3-Month USD TERM SOFR + 5.000%) (c) (d)	94,886	92,514
Calpine Corp. 2024 Term Loan B10, 5.466%, 01/31/31 (1-Month USD TERM SOFR + 1.750%) (c) (d)	107,688	107,675
2024 Term Loan B5, 5.466%, 02/15/32 (1-Month USD TERM SOFR + 1.750%) (c) (d)	80,223	80,208
Cast & Crew Payroll LLC, 2021 Incremental Term Loan, 7.466%, 12/29/28 (1-Month USD TERM SOFR + 3.750%) (c) (d)	21,019	12,236
CCRR Parent, Inc. Term Loan B, 8.334%, 03/06/28 (3-Month USD TERM SOFR + 4.250%) (c) (d)	18,470	5,541
U.S. Acquisition Facility, 8.172%, 03/06/28 (3-Month USD TERM SOFR + 4.250%) (c) (d)	49,666	14,900
Celsius Holdings, Inc., 2025 Term Loan B, 6.172%, 04/01/32 (3-Month USD TERM SOFR + 2.500%) (c) (d)	33,932	34,101
Charter Communications Operating LLC, 2024 Term Loan B5, 6.235%, 12/15/31 (3-Month USD TERM SOFR + 2.250%) (c) (d)	93,393	93,412

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Cleanova U.S. Holdings LLC, 2025 Term Loan B, 8.483%, 06/14/32 (3-Month USD TERM SOFR + 4.750%) (c) (d)	$26,808	$26,674
Cornerstone Generation LLC, Term Loan B, 7.093%, 08/11/32 (3-Month USD TERM SOFR + 3.250%) (c) (d)	22,404	22,558
Dave & Buster's, Inc., 2024 1st Lien Term Loan B, 7.125%, 11/01/31 (3-Month USD TERM SOFR + 3.250%) (c) (d)	56,478	50,142
Delivery Hero SE, 2024 USD Term Loan B, 8.843%, 12/12/29 (3-Month USD TERM SOFR + 5.000%) (b) (c) (d)	113,616	113,616
DK Crown Holdings, Inc., 2025 Term Loan B, 5.534%, 03/04/32 (1-Month USD TERM SOFR + 1.750%) (c) (d)	29,477	29,477
DTI Holdco, Inc., 2025 Term Loan B, 7.716%, 04/26/29 (1-Month USD TERM SOFR + 4.000%) (c) (d)	24,961	23,245
EOC Borrower LLC, Term Loan A, 7.466%, 03/24/28 (1-Month USD TERM SOFR + 3.750%) (c) (d)	22,175	22,175
Flutter Financing BV, 2024 Term Loan B, 5.422%, 11/30/30 (3-Month USD TERM SOFR + 1.750%) (c) (d)	61,941	61,670
Frontier Communications Corp., 2025 Term Loan B, 6.236%, 07/01/31 (1-Month USD TERM SOFR + 2.500%) (c) (d)	24,471	24,471
GC Ferry Acquisition I, Inc. Delayed Draw Term Loan, 0.000%, 08/16/32 (c) (d) (f)	4,475	4,464
Term Loan, 7.172%, 08/16/32 (3-Month USD TERM SOFR + 3.500%) (c) (d)	26,211	26,146
Genesys Cloud Services Holdings II LLC, 2025 USD Term Loan B, 6.216%, 01/30/32 (1-Month USD TERM SOFR + 2.500%) (c) (d)	29,591	29,509
Guggenheim Partners LLC, 2024 Term Loan B, 6.172%, 11/26/31 (3-Month USD TERM SOFR + 2.500%) (c) (d)	24,800	24,877
	Principal	Value(a)
GVC Holdings Gibraltar Ltd., 2025 Term Loan B6 (2029), 5.922%, 10/31/29 (3-Month USD TERM SOFR + 2.250%) (c) (d)	$29,434	$29,228
HDI Aerospace Intermediate Holding III Corp., Term Loan B, 7.687%, 02/11/32 (3-Month USD TERM SOFR + 3.750%) (c) (d)	49,750	49,874
Healthpeak Properties, Inc. 2024 Term Loan A3, 4.510%, 03/01/29 (3-Month USD TERM SOFR + 0.850%) (c) (d)	280,012	276,512
Term Loan A1, 4.556%, 08/20/27 (1-Month USD TERM SOFR + 0.840%) (c) (d)	138,742	137,008
Term Loan A2, 4.556%, 02/22/27 (1-Month USD TERM SOFR + 0.840%) (c) (d)	138,742	137,008
Heartland Dental LLC, 2025 Term Loan, 7.466%, 08/25/32 (1-Month USD TERM SOFR + 3.750%) (c) (d)	73,616	73,869
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, 5.477%, 11/08/30 (1-Month USD TERM SOFR + 1.750%) (c) (d)	226,949	228,062
Invitation Homes Operating Partnership LP, 2024 Term Loan, 4.700%, 09/09/28 (1-Month USD TERM SOFR + 0.850%) (c) (d)	397,356	396,362
IQVIA, Inc., 2025 Incremental Term Loan B5, 5.422%, 01/02/31 (3-Month USD TERM SOFR + 1.750%) (c) (d)	77,887	78,276
Jane Street Group LLC, 2024 Term Loan B1, 5.822%, 12/15/31 (3-Month USD TERM SOFR + 2.000%) (c) (d)	63,433	63,096
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, 5.966%, 05/05/28 (1-Month USD TERM SOFR + 2.250%) (c) (d)	49,023	49,207
KFC Holding Co., 2021 Term Loan B, 5.599%, 03/15/28 (1-Month USD TERM SOFR + 1.750%) (c) (d)	57,905	58,020
KUEHG Corp., 2025 Term Loan, 0.000%, 06/12/30 (b) (c) (d) (f)	23,673	22,927

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
LSF12 Crown U.S. Commercial Bidco LLC, 2025 Term Loan B, 7.373%, 12/02/31 (1-Month USD TERM SOFR + 3.500%) (c) (d)	$21,587	$21,713
Magnite, Inc., 2025 Repriced Term Loan B, 6.716%, 02/06/31 (1-Month USD TERM SOFR + 3.000%) (c) (d)	60,600	60,297
MajorDrive Holdings IV LLC, Term Loan B, 7.934%, 06/01/28 (3-Month USD TERM SOFR + 4.000%) (c) (d)	15,354	13,934
McAfee LLC, 2024 USD 1st Lien Term Loan B, 6.716%, 03/01/29 (1-Month USD TERM SOFR + 3.000%) (c) (d)	10,821	9,960
MH Sub I LLC 2023 Term Loan, 7.922%, 05/03/28 (3-Month USD TERM SOFR + 4.250%) (c) (d)	46,272	42,910
2024 Term Loan B4, 7.966%, 12/31/31 (1-Month USD TERM SOFR + 4.250%) (c) (d)	72,217	61,656
ModivCare Buyer LLC, Super Senior Term Loan, 0.000%, 12/29/30 (b) (c) (d) (f)	75,000	74,250
Modivcare, Inc. 2024 Term Loan B, 10.572%, 07/01/31 (3-Month USD TERM SOFR + 6.750%) (c) (d) (g)	196,071	99,343
2025 DIP Delayed Draw Term Loan, 10.818%, 02/22/26 (1-Month USD TERM SOFR + 7.000%) (c) (d)	19,879	19,283
2025 DIP Term Loan, 10.730%, 02/22/26 (1-Month USD TERM SOFR + 7.000%) (c) (d)	37,311	36,192
2025 Incremental Term Loan, 13.417%, 01/12/26 (3-Month USD TERM SOFR + 11.500%) (c) (d) (g)	76,677	28,370
Naked Juice LLC 2025 FLFO Term Loan, 9.172%, 01/24/29 (3-Month USD TERM SOFR + 5.500%) (c) (d)	250,965	248,142
2025 FLSO Term Loan, 7.022%, 01/24/29 (3-Month USD TERM SOFR + 3.250%) (c) (d)	46,614	30,532
Opal Bidco SAS, USD Term Loan B4, 6.686%, 04/28/32 (3-Month USD TERM SOFR + 3.000%) (c) (d)	36,012	36,207
	Principal	Value(a)
Oregon Tool, Inc., 2025 2nd Lien Term Loan, 8.140%, 10/15/29 (3-Month USD TERM SOFR + 4.000%) (c) (d)	$71,027	$51,139
Peer Holding III BV 2025 USD Term Loan B, 5.922%, 09/29/32 (3-Month USD TERM SOFR + 1.250%) (c) (d)	76,854	76,950
2025 USD Term Loan B5B, 6.172%, 07/01/31 (3-Month USD TERM SOFR + 2.500%) (c) (d)	98,173	98,459
Pelican Products, Inc., 2021 Term Loan, 8.184%, 12/29/28 (3-Month USD TERM SOFR + 4.250%) (c) (d)	84,882	76,075
Peraton Corp., Term Loan B, 7.690%, 02/01/28 (3-Month USD TERM SOFR + 3.750%) (c) (d)	72,988	67,620
Plano HoldCo, Inc., Term Loan B, 7.172%, 10/02/31 (3-Month USD TERM SOFR + 3.500%) (c) (d)	14,888	14,404
Planview Parent, Inc., 2024 1st Lien Term Loan, 0.000%, 12/17/27 (b) (c) (d) (f)	25,551	24,433
Potomac Energy Center LLC, 2025 Term Loan, 6.840%, 08/05/32 (3-Month USD TERM SOFR + 3.000%) (c) (d)	25,702	25,895
Primo Brands Corp., 2025 Term Loan B, 5.922%, 03/31/28 (3-Month USD TERM SOFR + 2.250%) (c) (d)	11,273	11,295
Project Alpha Intermediate Holding, Inc., 2024 1st Lien Term Loan B, 6.922%, 10/26/30 (3-Month USD TERM SOFR + 3.250%) (b) (c) (d)	95,018	94,791
PUG LLC, 2024 Extended Term Loan B, 8.466%, 03/15/30 (1-Month USD TERM SOFR + 4.750%) (b) (c) (d)	32,403	32,065
QuidelOrtho Corp., Term Loan, 7.716%, 08/20/32 (1-Month USD TERM SOFR + 4.000%) (c) (d)	66,276	66,111
Raising Cane's Restaurants LLC, 2025 Term Loan B, 5.843%, 11/03/32 (1-Month USD TERM SOFR + 2.000%) (c) (d)	51,755	51,819

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Red Ventures LLC, 2024 Term Loan B, 6.466%, 03/04/30 (1-Month USD TERM SOFR + 2.750%) (c) (d)	$50,226	$48,155
Renaissance Holding Corp., 2024 1st Lien Term Loan, 7.716%, 04/05/30 (1-Month USD TERM SOFR + 4.000%) (c) (d)	118,519	103,408
Research Now Group, Inc., 2024 First Lien First Out Term Loan, 9.140%, 07/15/28 (3-Month USD TERM SOFR + 5.000%) (c) (d)	11,556	11,441
Sabre GLBL, Inc. 2021 Term Loan B1, 0.000%, 12/17/27 (b) (c) (d) (f)	7,236	7,055
2021 Term Loan B2, 0.000%, 12/17/27 (b) (c) (d) (f)	4,846	4,724
2024 Term Loan B1, 9.816%, 11/15/29 (1-Month USD TERM SOFR + 6.000%) (c) (d)	20,042	17,838
Showtime Acquisition LLC, 2024 1st Lien Term Loan, 8.628%, 08/16/31 (3-Month USD TERM SOFR + 4.750%) (c) (d)	46,775	46,307
SkyMiles IP Ltd., 2025 Repriced Term Loan B, 5.384%, 10/20/28 (3-Month USD TERM SOFR + 1.500%) (c) (d)	78,157	78,621
SonarSource Financing LLC, Term Loan, 8.172%, 12/19/30 (3-Month USD TERM SOFR + 4.500%) (c) (d)	50,456	49,826
South Field LLC 2025 1st Lien Term Loan B, 6.672%, 08/29/31 (3-Month USD TERM SOFR + 3.000%) (c) (d)	27,183	27,353
2025 1st Lien Term Loan C, 6.672%, 08/29/31 (3-Month USD TERM SOFR + 3.000%) (c) (d)	1,638	1,648
Star Parent, Inc., Term Loan B, 7.672%, 09/27/30 (3-Month USD TERM SOFR + 4.000%) (c) (d)	17,821	17,835
Station Casinos LLC, 2024 Term Loan B, 5.716%, 03/14/31 (1-Month USD TERM SOFR + 2.000%) (c) (d)	22,545	22,606
Surf Holdings LLC, 2025 Incremental Term Loan, 7.331%, 03/05/27 (1-Month USD TERM SOFR + 3.500%) (c) (d)	20,463	20,461
	Principal	Value(a)
Tacala LLC, 2025 Repriced Term Loan B, 6.716%, 01/31/31 (1-Month USD TERM SOFR + 3.000%) (c) (d)	$82,047	$82,560
TCP Sunbelt Acquisition Co., 2024 Term Loan B, 8.072%, 10/24/31 (3-Month USD TERM SOFR + 4.250%) (c) (d)	44,550	44,884
TransDigm, Inc. 2023 Term Loan J, 6.216%, 02/28/31 (1-Month USD TERM SOFR + 2.500%) (c) (d)	37,011	37,136
2025 Term Loan K, 5.966%, 03/22/30 (1-Month USD TERM SOFR + 2.250%) (c) (d)	21,599	21,656
2025 Term Loan M, 6.216%, 08/19/32 (1-Month USD TERM SOFR + 2.500%) (c) (d)	73,349	73,645
TripAdvisor, Inc., Term Loan, 6.466%, 07/08/31 (1-Month USD TERM SOFR + 2.750%) (c) (d)	41,049	39,458
TTF Holdings LLC, 2024 Term Loan, 7.794%, 07/18/31 (6-Month USD TERM SOFR + 3.750%) (c) (d)	85,142	68,327
United Natural Foods, Inc., 2024 Term Loan, 8.466%, 05/01/31 (1-Month USD TERM SOFR + 4.750%) (c) (d)	55,697	55,888
Vistra Operations Co. LLC, 1st Lien Term Loan B3, 5.466%, 12/20/30 (1-Month USD TERM SOFR + 1.750%) (c) (d)	100,400	100,852
Voyager Parent LLC, Term Loan B, 8.422%, 07/01/32 (3-Month USD TERM SOFR + 4.750%) (c) (d)	81,258	81,202
WEC U.S. Holdings Ltd., 2024 Term Loan, 5.873%, 01/27/31 (1-Month USD TERM SOFR + 2.000%) (c) (d)	40,749	40,812
X Corp. 2025 Fixed Term Loan, 9.500%, 10/26/29 (c) (d)	43,692	43,483
Term Loan, 10.448%, 10/26/29 (3-Month USD TERM SOFR + 6.500%) (c) (d)	52,259	51,279

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Xerox Holdings Corp., 2023 Term Loan B, 7.672%, 11/19/29 (1-Month USD TERM SOFR + 4.000%, 3-Month USD TERM SOFR + 4.000%, 6-Month USD TERM SOFR + 4.000%) (c) (d)	$134,376	$114,387
Zayo Group Holdings, Inc., 2025 USD Term Loan, 6.831%, 03/11/30 (1-Month USD TERM SOFR + 3.500%) (c) (d)	34,215	32,388
Ziggo Financing Partnership, 2025 Term Loan B, 7.027%, 01/15/33 (6-Month USD TERM SOFR + 3.250%) (c) (d)	51,713	51,118
Total Bank Loans (cost: $6,636,516)		6,405,049
Foreign Bonds (1.1%)
Brazil Government International Bonds, 6.125%, 03/15/34	200,000	201,879
Guatemala Government Bonds, 6.250%, 08/15/36	369,000	385,605
Hungary Government International Bonds, 2.125%, 09/22/31	250,000	215,323
Mexico Government International Bonds 4.875%, 05/19/33	287,000	275,520
5.625%, 09/22/35	278,000	274,108
New South Wales Treasury Corp. 4.750%, 02/20/37	1,105,000	692,311
5.250%, 02/24/38	585,000	379,055
Queensland Treasury Corp. 5.000%, 07/21/37	1,105,000	700,040
5.250%, 08/13/38	870,000	557,748
	Shares/ Principal	Value(a)
Republic of South Africa Government International Bonds 4.850%, 09/30/29	$200,000	$200,138
5.875%, 06/22/30	200,000	206,951
Romania Government International Bonds, 6.625%, 05/16/36	380,000	395,997
Treasury Corp. of Victoria, 2.000%, 11/20/37	550,000	251,166
Total Foreign Bonds (cost: $4,753,192)		4,735,841
Convertible Foreign Bond (0.1%)
Davide Campari-Milano NV, 2.375%, 01/17/29	200,000	228,777
Total long-term debt securities (cost: $445,325,886)		438,716,546
Common Stocks (0.0%)
Materials (0.0%)
Containers & Packaging (0.0%)
Yeoman Capital SA (e) (g) (h)	17,718	132,885
Total common stocks (cost: $407,823)		132,885
Short-Term Securities (8.0%)
Investment Companies (8.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	33,926,778	33,926,778
Total short-term securities (cost: $33,926,778)		33,926,778
Total investments in securities (cost: $479,660,487) (i)		472,776,209
Liabilities in excess of cash and other assets (-11.2%)		(47,785,324)
Total net assets (100.0%)		$424,990,885

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2025 the total cost of investments issued on a when-issued or forward commitment basis was $46,342,220.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Variable rate security.

(e)  This security is fair valued by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees of Securian Funds Trust and in accordance with Provisions of the Investment Company Act of 1940, as amended.

(f)  Unsettled security, coupon rate undetermined at December 31, 2025.

(g)  This security has been determined to be illiquid pursuant to the procedures of the Fund's Liquidity Risk Management Program.

(h)  Non-income producing security.

(i)  At December 31, 2025 the cost of investments for federal income tax purposes was $479,693,334. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$4,053,017
Gross unrealized depreciation	(11,072,021)
Net unrealized depreciation	$(7,019,004)

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2025, SFT Core Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/09/26	163,341	EUR	189,242	USD	$–	$(2,629)	BOA
01/09/26	503,357	GBP	678,374	USD	1,338	–	CITI
01/09/26	171,253	USD	147,345	EUR	1,829	–	CITI
01/09/26	124,658	EUR	144,890	USD	–	(1,541)	CITI
01/09/26	1,000,000	EUR	1,155,090	USD	–	(19,576)	CITI
01/09/26	104,434	GBP	139,611	USD	–	(857)	CITI
01/09/26	4,266,574	AUD	2,822,202	USD	–	(23,047)	GSI
01/09/26	3,356,028	EUR	3,960,914	USD	18,700	–	GSI
01/09/26	107,039	EUR	124,781	USD	–	(955)	GSI
01/09/26	108,552	EUR	126,016	USD	–	(1,496)	GSI
01/09/26	215,694	USD	186,450	EUR	3,323	–	GSI
01/09/26	309,924	EUR	357,958	USD	–	(6,099)	GSI
01/09/26	111,623	GBP	146,467	USD	–	(3,670)	GSI
01/09/26	64,639	USD	55,365	EUR	396	–	GSI
01/09/26	1,000,000	EUR	1,163,484	USD	–	(11,183)	GSI
01/16/26	1,165,066	USD	1,000,000	EUR	9,986	–	GSI
					$35,572	$(71,053)

Currency Legend

AUD  Australian Dollar

EUR  Euro

GBP  British Pound

USD  United States Dollar

Counterparty Legend

BOA  Bank of America

CITI  Citibank

GSI  Goldman Sachs International

Holdings of Open Futures Contracts

On December 31, 2025, $1,062,430 in cash has been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)(a)
2 Year U.S. Treasury Note	March 2026	335	Long	$69,889,145	$69,944,336	$55,191
3 Year Australian Bond	March 2026	3	Short	(210,337)	(210,049)	288
5 Year U.S. Treasury Note	March 2026	5	Long	546,508	546,524	16
10 Year Australian Bond	March 2026	44	Short	(3,213,788)	(3,212,415)	1,373
10 Year U.S. Ultra	March 2026	7	Long	805,955	805,109	(846)
30 Year Euro BUXL	March 2026	4	Short	(524,857)	(517,322)	7,535
German Euro BOBL	March 2026	1	Short	(136,986)	(136,424)	562
German Euro Bund	March 2026	11	Short	(1,659,811)	(1,648,071)	11,740
German Euro Schatz	March 2026	3	Short	(376,712)	(376,259)	453
Long Gilt	March 2026	3	Short	(366,180)	(368,691)	(2,511)
U.S. Long Bond	March 2026	3	Long	348,433	346,781	(1,652)
Ultra U.S. Treasury Bond	March 2026	74	Long	8,870,547	8,732,000	(138,547)
					$73,905,519	$(66,398)

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (95.1%)
Investment Companies (95.1%)
iShares Core High Dividend ETF (b)	370,802	$45,093,231
iShares MSCI EAFE Minimum Volatility Factor ETF (b)	768,769	66,306,326
iShares MSCI Emerging Markets Minimum Volatility Factor ETF (b)	253,206	16,215,312
iShares MSCI Germany ETF (b)	296,791	12,613,618
iShares MSCI USA Minimum Volatility Factor ETF (b) (c)	870,287	81,946,224
iShares Short Duration Bond Active ETF (b)	283,620	14,492,982
Total mutual funds (cost: $164,695,680)		236,667,693
	Shares	Value(a)
Short-Term Securities (1.9%)
Investment Companies (1.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	4,773,302	$4,773,302
Total investments excluding purchased options (cost: $169,468,982)		241,440,995
Total purchased options outstanding (0.0%) (cost: $342,430)		63,700
Total investments in securities (cost: $169,811,412) (d)		241,504,695
Cash and other assets in excess of liabilities (3.0%)		7,345,214
Total net assets (100.0%)		$248,849,909

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Reports and other information about these investment companies are available in the EDGAR database on the SEC's website at www.sec.gov.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

(d)  At December 31, 2025, the cost of investments for federal income tax purposes was $171,393,166. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$70,110,609
Gross unrealized depreciation	–
Net unrealized appreciation	$70,110,609

Holdings of Open Futures Contracts

On December 31, 2025, securities with an aggregate fair value of $16,572,160 and cash collateral of $500,000 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2026	75	Long	$25,832,645	$25,846,875	$14,230

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$24	January 2026	950	$95,000	$39,900

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$6,590	January 2026	20	$2,000	$23,800

See accompanying notes to financial statements.

SFT Equity Stabilization Fund
Investments in Securities – continued

Call Options Written:

The Fund had the following call options written open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$45	January 2026	950	$95,000	$(12,350)

Put Options Written:

The Fund had the following put options written open at December 31, 2025:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$5,925	January 2026	20	$2,000	$(2,800)

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Securities (100.3%)
U.S. Government Obligations (90.8%)
Discount Notes (90.8%)
Federal Farm Credit Discount Notes 3.636%, 02/04/26 (b)	$8,000,000	$7,972,649
3.705%, 01/22/26 (b)	4,000,000	3,991,238
Federal Home Loan Bank Discount Notes 1.925%, 01/02/26 (b)	3,275,000	3,274,658
3.542%, 01/09/26 (b)	25,000,000	24,978,556
3.648%, 03/20/26 (b)	10,000,000	9,922,758
3.651%, 03/18/26 (b)	15,000,000	14,886,950
3.718%, 03/11/26 (b)	2,000,000	1,986,047
3.721%, 01/16/26 (b)	25,000,000	24,960,000
3.762%, 01/21/26 (b)	5,000,000	4,989,389
3.799%, 01/23/26 (b)	20,000,000	19,953,067
Federal Home Loan Mortgage Corp. Discount Notes, 3.711%, 03/09/26 (b)	27,350,000	27,164,973
U.S. Treasury Bills 3.285%, 01/06/26	15,000,000	14,992,031
3.295%, 01/06/26	7,000,000	6,996,271
3.555%, 02/12/26	15,000,000	14,938,400
3.597%, 02/17/26	7,000,000	6,967,547
3.619%, 02/05/26	24,000,000	23,915,988
Total U.S. government obligations (cost: $211,890,522)		211,890,522
	Shares	Value(a)
Investment Companies (9.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	22,067,723	$22,067,723
Total short-term securities (cost: $233,958,245)		233,958,245
Total investments in securities (cost: $233,958,245) (c)		233,958,245
Liabilities in excess of cash and other assets (-0.3%)		(719,873)
Total net assets (100.0%)		$233,238,372

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2025.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.4%)
Communication Services (1.9%)
Diversified Telecommunication Services (0.3%)
Frontier Communications Parent, Inc. (b)	18,244	$694,549
Entertainment (0.1%)
Warner Music Group Corp. Class A	10,631	326,053
Interactive Media & Services (0.5%)
Pinterest, Inc. Class A (b)	43,423	1,124,221
ZoomInfo Technologies, Inc. (b)	19,983	203,227
		1,327,448
Media (1.0%)
EchoStar Corp. Class A (b)	9,801	1,065,369
New York Times Co. Class A	11,774	817,351
Nexstar Media Group, Inc.	2,104	427,217
		2,309,937
Consumer Discretionary (11.2%)
Automobile Components (1.0%)
Autoliv, Inc.	5,092	604,420
BorgWarner, Inc.	15,590	702,485
Gentex Corp.	15,956	371,296
Goodyear Tire & Rubber Co. (b)	20,854	182,681
Lear Corp.	3,736	428,146
Visteon Corp.	1,897	180,405
		2,469,433
Automobiles (0.2%)
Harley-Davidson, Inc.	8,609	176,398
Thor Industries, Inc.	3,816	391,789
		568,187
Broadline Retail (0.4%)
Macy's, Inc.	19,568	431,474
Ollie's Bargain Outlet Holdings, Inc. (b)	4,451	487,874
		919,348
Diversified Consumer Services (1.0%)
Duolingo, Inc. (b)	2,944	516,672
Graham Holdings Co. Class B	248	272,453
Grand Canyon Education, Inc. (b)	2,025	336,778
H&R Block, Inc.	9,213	401,503
Service Corp. International	10,216	796,541
		2,323,947
Hotels, Restaurants & Leisure (2.5%)
Aramark	19,156	706,090
Boyd Gaming Corp.	4,213	359,116
Cava Group, Inc. (b)	7,242	425,033
	Shares	Value(a)
Choice Hotels International, Inc.	1,447	$137,841
Churchill Downs, Inc.	4,789	544,893
Hilton Grand Vacations, Inc. (b)	4,363	195,244
Hyatt Hotels Corp. Class A	2,997	480,479
Planet Fitness, Inc. Class A (b)	6,047	655,918
Texas Roadhouse, Inc.	4,843	803,938
Travel & Leisure Co.	4,662	328,811
Vail Resorts, Inc.	2,620	347,936
Wingstop, Inc.	2,008	478,888
Wyndham Hotels & Resorts, Inc.	5,506	416,033
		5,880,220
Household Durables (1.7%)
KB Home	4,719	266,199
Somnigroup International, Inc.	15,297	1,365,716
Taylor Morrison Home Corp. (b)	7,122	419,272
Toll Brothers, Inc.	7,024	949,785
TopBuild Corp. (b)	2,034	848,565
Whirlpool Corp.	4,057	292,672
		4,142,209
Leisure Products (0.5%)
Brunswick Corp.	4,688	348,037
Mattel, Inc. (b)	22,650	449,376
Polaris, Inc.	3,887	245,853
YETI Holdings, Inc. (b)	5,670	250,444
		1,293,710
Specialty Retail (3.3%)
Abercrombie & Fitch Co. Class A (b)	3,428	431,482
AutoNation, Inc. (b)	1,994	411,721
Bath & Body Works, Inc.	15,026	301,722
Burlington Stores, Inc. (b)	4,567	1,319,178
Chewy, Inc. Class A (b)	16,311	539,079
Dick's Sporting Goods, Inc.	4,818	953,820
Five Below, Inc. (b)	4,054	763,611
Floor & Decor Holdings, Inc. Class A (b)	7,828	476,647
GameStop Corp. Class A (b)	30,031	603,023
Gap, Inc.	16,495	422,272
Lithia Motors, Inc.	1,768	587,559
Murphy USA, Inc.	1,243	501,575
Penske Automotive Group, Inc.	1,347	213,217
RH (b)	1,109	198,677
Valvoline, Inc. (b)	9,258	269,038
		7,992,621
Textiles, Apparel & Luxury Goods (0.6%)
Capri Holdings Ltd. (b)	8,665	211,426
Columbia Sportswear Co.	1,827	100,649
Crocs, Inc. (b)	3,783	323,522
PVH Corp.	3,454	231,487
VF Corp.	23,919	432,456
		1,299,540

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Consumer Staples (4.2%)
Beverages (0.5%)
Boston Beer Co., Inc. Class A (b)	585	$114,151
Celsius Holdings, Inc. (b)	11,647	532,734
Coca-Cola Consolidated, Inc.	4,122	631,902
		1,278,787
Consumer Staples Distribution & Retail (2.6%)
Albertsons Cos., Inc. Class A	28,823	494,891
BJ's Wholesale Club Holdings, Inc. (b)	9,601	864,378
Casey's General Stores, Inc.	2,710	1,497,844
Maplebear, Inc. (b)	13,393	602,417
Performance Food Group Co. (b)	11,423	1,027,156
Sprouts Farmers Market, Inc. (b)	7,095	565,259
U.S. Foods Holding Corp. (b)	16,247	1,223,724
		6,275,669
Food Products (0.8%)
Darling Ingredients, Inc. (b)	11,528	415,008
Flowers Foods, Inc.	15,390	167,443
Ingredion, Inc.	4,606	507,858
Marzetti Co.	1,497	246,137
Pilgrim's Pride Corp.	3,102	120,947
Post Holdings, Inc. (b)	3,480	344,694
		1,802,087
Personal Care Products (0.3%)
BellRing Brands, Inc. (b)	9,175	245,248
Coty, Inc. Class A (b)	26,770	82,451
elf Beauty, Inc. (b)	4,342	330,166
		657,865
Energy (3.8%)
Energy Equipment & Services (1.0%)
NOV, Inc.	26,582	415,477
TechnipFMC PLC	29,480	1,313,629
Valaris Ltd. (b)	4,715	237,636
Weatherford International PLC	5,179	405,308
		2,372,050
Oil, Gas & Consumable Fuels (2.8%)
Antero Midstream Corp.	24,296	432,226
Antero Resources Corp. (b)	21,358	735,997
Chord Energy Corp.	4,088	378,958
Civitas Resources, Inc.	5,595	151,569
CNX Resources Corp. (b)	9,826	361,302
DT Midstream, Inc.	7,380	883,238
HF Sinclair Corp.	11,394	525,035
Matador Resources Co.	8,513	361,292
Murphy Oil Corp.	9,778	305,562
Ovintiv, Inc.	18,457	723,330
PBF Energy, Inc. Class A	5,948	161,310
Permian Resources Corp.	50,604	709,974
	Shares	Value(a)
Range Resources Corp.	17,267	$608,834
Viper Energy, Inc. Class A	12,274	474,145
		6,812,772
Financial (16.3%)
Banks (6.4%)
Associated Banc-Corp.	11,915	306,930
Bank OZK	7,694	354,078
Cadence Bank	13,575	581,553
Columbia Banking System, Inc.	21,799	609,282
Comerica, Inc.	9,309	809,231
Commerce Bancshares, Inc.	9,422	493,147
Cullen/Frost Bankers, Inc.	4,674	591,869
East West Bancorp, Inc.	10,027	1,126,935
First Financial Bankshares, Inc.	9,487	283,377
First Horizon Corp.	35,884	857,628
Flagstar Bank NA	21,815	274,651
FNB Corp.	26,100	446,310
Glacier Bancorp, Inc.	9,368	412,660
Hancock Whitney Corp.	6,093	388,002
Home BancShares, Inc.	13,320	370,030
International Bancshares Corp.	3,935	261,441
Old National Bancorp	25,346	565,469
Pinnacle Financial Partners, Inc.	5,585	532,865
Prosperity Bancshares, Inc.	6,894	476,444
Southstate Bank Corp.	7,317	688,603
Synovus Financial Corp.	10,116	506,306
Texas Capital Bancshares, Inc. (b)	3,292	298,058
UMB Financial Corp.	5,135	590,730
United Bankshares, Inc.	10,209	392,026
Valley National Bancorp	34,949	408,204
Webster Financial Corp.	11,754	739,797
Western Alliance Bancorp	7,521	632,290
Wintrust Financial Corp.	4,898	684,838
Zions Bancorp NA	10,759	629,832
		15,312,586
Capital Markets (2.9%)
Affiliated Managers Group, Inc.	2,018	581,749
Carlyle Group, Inc.	18,911	1,117,829
Evercore, Inc. Class A	2,791	949,638
Federated Hermes, Inc.	5,335	277,793
Hamilton Lane, Inc. Class A	2,930	393,528
Houlihan Lokey, Inc.	3,951	688,225
Janus Henderson Group PLC	9,006	428,415
Jefferies Financial Group, Inc.	12,026	745,251
Morningstar, Inc.	1,732	376,381
SEI Investments Co.	6,781	556,178
Stifel Financial Corp.	7,421	929,258
		7,044,245
Consumer Finance (0.8%)
Ally Financial, Inc.	20,429	925,229
FirstCash Holdings, Inc.	2,832	451,364
SLM Corp.	14,797	400,407
		1,777,000

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Financial Services (1.6%)
Corebridge Financial, Inc.	19,483	$587,802
Equitable Holdings, Inc.	20,881	994,980
Essent Group Ltd.	7,044	457,931
Euronet Worldwide, Inc. (b)	2,827	215,163
MGIC Investment Corp.	16,305	476,432
Shift4 Payments, Inc. Class A (b)	4,920	309,812
Voya Financial, Inc.	6,935	516,588
WEX, Inc. (b)	2,457	366,044
		3,924,752
Insurance (3.9%)
American Financial Group, Inc.	4,984	681,213
Brighthouse Financial, Inc. (b)	4,141	268,295
CNO Financial Group, Inc.	6,949	295,124
Fidelity National Financial, Inc.	18,573	1,013,900
First American Financial Corp.	7,395	454,349
Hanover Insurance Group, Inc.	2,628	480,320
Kemper Corp.	4,266	172,944
Kinsale Capital Group, Inc.	1,658	648,477
Old Republic International Corp.	16,590	757,168
Primerica, Inc.	2,323	600,170
Reinsurance Group of America, Inc.	4,750	966,435
RenaissanceRe Holdings Ltd.	3,361	944,979
RLI Corp.	6,661	426,171
Ryan Specialty Holdings, Inc.	8,195	423,108
Selective Insurance Group, Inc.	4,402	368,315
Unum Group	11,219	869,472
		9,370,440
Mortgage REITs (0.7%)
Annaly Capital Management, Inc.	49,777	1,113,014
Starwood Property Trust, Inc.	25,309	455,815
		1,568,829
Health Care (8.7%)
Biotechnology (2.5%)
BioMarin Pharmaceutical, Inc. (b)	14,000	832,020
Cytokinetics, Inc. (b)	8,910	566,141
Exelixis, Inc. (b)	19,539	856,394
Halozyme Therapeutics, Inc. (b)	8,511	572,790
Neurocrine Biosciences, Inc. (b)	7,202	1,021,460
Roivant Sciences Ltd. (b)	31,932	692,925
United Therapeutics Corp. (b)	3,138	1,528,991
		6,070,721
	Shares	Value(a)
Health Care Equipment & Supplies (1.4%)
Dentsply Sirona, Inc.	14,542	$166,215
Envista Holdings Corp. (b)	11,983	260,151
Globus Medical, Inc. Class A (b)	8,119	708,870
Haemonetics Corp. (b)	3,408	273,151
Lantheus Holdings, Inc. (b)	4,832	321,570
LivaNova PLC (b)	3,918	241,074
Masimo Corp. (b)	3,333	433,490
Penumbra, Inc. (b)	2,901	901,950
		3,306,471
Health Care Providers & Services (2.0%)
Chemed Corp.	1,071	458,238
Encompass Health Corp.	7,316	776,520
Ensign Group, Inc.	4,216	734,427
HealthEquity, Inc. (b)	6,266	574,028
Hims & Hers Health, Inc. (b)	15,122	491,011
Option Care Health, Inc. (b)	11,568	368,557
Tenet Healthcare Corp. (b)	6,405	1,272,802
		4,675,583
Health Care Technology (0.2%)
Doximity, Inc. Class A (b)	9,942	440,232
Life Sciences Tools & Services (1.9%)
Avantor, Inc. (b)	49,689	569,436
Bio-Rad Laboratories, Inc. Class A (b)	1,389	420,853
Bruker Corp.	8,054	379,424
Illumina, Inc. (b)	11,136	1,460,598
Medpace Holdings, Inc. (b)	1,662	933,462
Repligen Corp. (b)	3,842	629,550
Sotera Health Co. (b)	15,114	266,611
		4,659,934
Pharmaceuticals (0.7%)
Elanco Animal Health, Inc. (b)	36,210	819,432
Jazz Pharmaceuticals PLC (b)	4,443	755,310
		1,574,742
Industrials (22.9%)
Aerospace & Defense (3.4%)
AeroVironment, Inc. (b)	2,325	562,394
ATI, Inc. (b)	9,901	1,136,239
BWX Technologies, Inc.	6,629	1,145,757
Carpenter Technology Corp.	3,668	1,154,833
Curtiss-Wright Corp.	2,688	1,481,814
Hexcel Corp.	5,757	425,442
Kratos Defense & Security Solutions, Inc. (b)	12,304	933,997
Woodward, Inc.	4,410	1,333,231
		8,173,707
Air Freight & Logistics (0.2%)
GXO Logistics, Inc. (b)	8,328	438,386
Building Products (1.8%)
AAON, Inc.	4,925	375,531
Advanced Drainage Systems, Inc.	5,162	747,612

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Carlisle Cos., Inc.	3,038	$971,735
Fortune Brands Innovations, Inc.	8,737	437,025
Owens Corning	5,990	670,341
Simpson Manufacturing Co., Inc.	3,062	494,421
Trex Co., Inc. (b)	7,795	273,449
UFP Industries, Inc.	4,186	381,135
		4,351,249
Commercial Services & Supplies (1.5%)
Brink's Co.	2,998	349,957
Clean Harbors, Inc. (b)	3,676	861,948
MSA Safety, Inc.	2,656	425,332
RB Global, Inc.	13,532	1,392,037
Tetra Tech, Inc.	19,051	638,970
		3,668,244
Construction & Engineering (2.2%)
AECOM	9,651	920,030
API Group Corp. (b)	26,976	1,032,102
Dycom Industries, Inc. (b)	2,110	712,969
Fluor Corp. (b)	11,746	465,494
MasTec, Inc. (b)	4,492	976,426
Sterling Infrastructure, Inc. (b)	2,280	698,204
Valmont Industries, Inc.	1,436	577,732
		5,382,957
Electrical Equipment (1.8%)
Acuity, Inc.	2,211	796,048
EnerSys	2,706	397,106
Nextpower, Inc. Class A (b)	10,793	940,178
nVent Electric PLC	11,750	1,198,148
Regal Rexnord Corp.	4,832	678,026
Sensata Technologies Holding PLC	10,616	353,407
		4,362,913
Ground Transportation (1.5%)
Avis Budget Group, Inc. (b)	1,159	148,723
Knight-Swift Transportation Holdings, Inc.	11,830	618,472
Landstar System, Inc.	2,444	351,203
Ryder System, Inc.	2,943	563,261
Saia, Inc. (b)	1,967	642,265
XPO, Inc. (b)	8,555	1,162,710
		3,486,634
Machinery (5.3%)
AGCO Corp.	4,489	468,293
Chart Industries, Inc. (b)	3,209	661,792
CNH Industrial NV	64,493	594,625
Crane Co.	3,563	657,124
Donaldson Co., Inc.	8,441	748,379
Esab Corp.	4,109	459,057
Flowserve Corp.	9,263	642,667
Graco, Inc.	12,082	990,362
ITT, Inc.	6,199	1,075,589
Lincoln Electric Holdings, Inc.	4,033	966,468
Middleby Corp. (b)	3,392	504,289
	Shares	Value(a)
Mueller Industries, Inc.	8,050	$924,140
Oshkosh Corp.	4,593	577,019
RBC Bearings, Inc. (b)	2,294	1,028,698
SPX Technologies, Inc. (b)	3,632	726,618
Terex Corp.	4,775	254,890
Timken Co.	4,526	380,772
Toro Co.	7,131	561,352
Watts Water Technologies, Inc. Class A	2,019	557,284
		12,779,418
Marine Transportation (0.2%)
Kirby Corp. (b)	3,940	434,109
Passenger Airlines (0.5%)
Alaska Air Group, Inc. (b)	8,389	421,967
American Airlines Group, Inc. (b)	48,105	737,449
		1,159,416
Professional Services (2.9%)
Booz Allen Hamilton Holding Corp.	8,840	745,742
CACI International, Inc. Class A (b)	1,631	869,013
Concentrix Corp.	3,151	131,019
ExlService Holdings, Inc. (b)	11,565	490,819
Exponent, Inc.	3,626	251,862
FTI Consulting, Inc. (b)	2,206	376,851
Genpact Ltd.	11,685	546,624
KBR, Inc.	9,254	372,011
Maximus, Inc.	4,059	350,373
Parsons Corp. (b)	3,799	234,778
Paylocity Holding Corp. (b)	3,155	481,137
Science Applications International Corp.	3,292	331,373
TransUnion	14,152	1,213,534
UL Solutions, Inc. Class A	5,484	432,468
		6,827,604
Trading Companies & Distributors (1.6%)
Applied Industrial Technologies, Inc.	2,779	713,564
Core & Main, Inc. Class A (b)	13,863	720,460
GATX Corp.	2,598	440,621
MSC Industrial Direct Co., Inc. Class A	3,281	275,932
Watsco, Inc.	2,606	878,091
WESCO International, Inc.	3,545	867,249
		3,895,917
Information Technology (13.7%)
Communications Equipment (1.8%)
Ciena Corp. (b)	10,280	2,404,184
Lumentum Holdings, Inc. (b)	5,139	1,894,184
		4,298,368
Electronic Equipment, Instruments & Components (3.6%)
Arrow Electronics, Inc. (b)	3,757	413,946
Avnet, Inc.	5,927	284,970

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Belden, Inc.	2,856	$332,867
Cognex Corp.	12,214	439,460
Coherent Corp. (b)	11,445	2,112,404
Crane NXT Co.	3,517	165,545
Fabrinet (b)	2,611	1,188,736
Flex Ltd. (b)	26,949	1,628,259
IPG Photonics Corp. (b)	1,840	131,744
Littelfuse, Inc.	1,776	449,186
Novanta, Inc. (b)	2,532	301,283
TD SYNNEX Corp.	5,519	829,119
Vontier Corp.	10,574	393,141
		8,670,660
IT Services (1.4%)
ASGN, Inc. (b)	3,088	148,749
Kyndryl Holdings, Inc. (b)	16,657	442,410
Okta, Inc. (b)	12,207	1,055,539
Twilio, Inc. Class A (b)	11,049	1,571,610
		3,218,308
Semiconductors & Semiconductor Equipment (2.7%)
Allegro MicroSystems, Inc. (b)	9,027	238,132
Amkor Technology, Inc.	8,270	326,499
Cirrus Logic, Inc. (b)	3,644	431,814
Entegris, Inc.	11,048	930,794
Lattice Semiconductor Corp. (b)	9,968	733,445
MACOM Technology Solutions Holdings, Inc. (b)	4,696	804,331
MKS, Inc.	4,889	781,262
Onto Innovation, Inc. (b)	3,530	557,246
Rambus, Inc. (b)	7,821	718,672
Silicon Laboratories, Inc. (b)	2,398	313,419
Synaptics, Inc. (b)	2,782	205,924
Universal Display Corp.	3,181	371,477
		6,413,015
Software (3.6%)
Appfolio, Inc. Class A (b)	1,689	392,946
Bentley Systems, Inc. Class B	10,853	414,205
Bill Holdings, Inc. (b)	6,496	354,292
Blackbaud, Inc. (b)	2,663	168,621
Commvault Systems, Inc. (b)	3,205	401,779
Docusign, Inc. (b)	14,656	1,002,470
Dolby Laboratories, Inc. Class A	4,451	285,843
Dropbox, Inc. Class A (b)	12,711	353,366
Dynatrace, Inc. (b)	21,971	952,223
Guidewire Software, Inc. (b)	6,199	1,246,061
Manhattan Associates, Inc. (b)	4,417	765,510
Nutanix, Inc. Class A (b)	19,637	1,015,036
Pegasystems, Inc.	6,679	398,870
Qualys, Inc. (b)	2,609	346,736
UiPath, Inc. Class A (b)	30,753	504,042
		8,602,000
Technology Hardware Storage & Peripherals (0.6%)
Pure Storage, Inc. Class A (b)	22,752	1,524,611
	Shares	Value(a)
Materials (5.3%)
Chemicals (1.3%)
Ashland, Inc.	3,279	$192,379
Avient Corp.	6,639	207,402
Axalta Coating Systems Ltd. (b)	15,547	502,324
Cabot Corp.	3,856	255,576
NewMarket Corp.	584	401,360
Olin Corp.	8,316	173,222
RPM International, Inc.	9,344	971,776
Scotts Miracle-Gro Co.	3,149	183,744
Westlake Corp.	2,403	177,678
		3,065,461
Construction Materials (0.3%)
Eagle Materials, Inc.	2,314	478,258
Knife River Corp. (b)	4,083	287,239
		765,497
Containers & Packaging (1.0%)
AptarGroup, Inc.	4,730	576,871
Crown Holdings, Inc.	8,309	855,578
Graphic Packaging Holding Co.	21,507	323,895
Greif, Inc. Class A	1,825	123,552
Silgan Holdings, Inc.	6,391	258,005
Sonoco Products Co.	7,161	312,506
		2,450,407
Metals & Mining (2.5%)
Alcoa Corp.	18,872	1,002,858
Cleveland-Cliffs, Inc. (b)	41,519	551,372
Commercial Metals Co.	8,087	559,782
Hecla Mining Co.	48,835	937,144
MP Materials Corp. (b)	9,809	495,551
Reliance, Inc.	3,872	1,118,505
Royal Gold, Inc.	5,947	1,321,958
		5,987,170
Paper & Forest Products (0.2%)
Louisiana-Pacific Corp.	4,525	365,439
Real Estate (6.2%)
Diversified REITs (0.4%)
WP Carey, Inc.	15,970	1,027,829
Health Care REITs (0.7%)
Healthcare Realty Trust, Inc.	25,626	434,361
Omega Healthcare Investors, Inc.	21,537	954,950
Sabra Health Care REIT, Inc.	18,172	344,178
		1,733,489
Hotels & Resort REITs (0.1%)
Park Hotels & Resorts, Inc.	14,568	152,381
Industrial REITs (1.0%)
EastGroup Properties, Inc.	3,845	684,948
First Industrial Realty Trust, Inc.	9,648	552,541
Rexford Industrial Realty, Inc.	16,929	655,491
STAG Industrial, Inc.	13,609	500,267
		2,393,247

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Office REITs (0.5%)
COPT Defense Properties	8,196	$227,849
Cousins Properties, Inc.	12,240	315,547
Kilroy Realty Corp.	7,912	295,671
Vornado Realty Trust	11,757	391,273
		1,230,340
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc. (b)	3,440	1,157,457
Residential REITs (0.8%)
American Homes 4 Rent Class A	23,759	762,664
Equity LifeStyle Properties, Inc.	14,125	856,116
Independence Realty Trust, Inc.	17,398	304,117
		1,922,897
Retail REITs (0.9%)
Agree Realty Corp.	8,362	602,315
Brixmor Property Group, Inc.	22,307	584,890
Kite Realty Group Trust	15,778	378,199
NNN REIT, Inc.	13,799	546,854
		2,112,258
Specialized REITs (1.3%)
CubeSmart	16,618	599,079
EPR Properties	5,485	273,701
Gaming & Leisure Properties, Inc.	20,625	921,731
Lamar Advertising Co. Class A	6,290	796,188
National Storage Affiliates Trust	5,143	145,084
PotlatchDeltic Corp.	5,125	203,873
Rayonier, Inc.	10,821	234,275
		3,173,931
Utilities (3.2%)
Electric Utilities (0.8%)
IDACORP, Inc.	3,927	497,001
OGE Energy Corp.	14,681	626,878
Portland General Electric Co.	8,197	393,374
TXNM Energy, Inc.	7,144	420,639
		1,937,892
Gas Utilities (1.1%)
National Fuel Gas Co.	6,553	524,633
New Jersey Resources Corp.	7,295	336,446
ONE Gas, Inc.	4,364	337,119
Southwest Gas Holdings, Inc.	4,597	367,852
Spire, Inc.	4,266	352,798
UGI Corp.	15,663	586,266
		2,505,114
Independent Power And Renewable Electricity Producers (0.7%)
Ormat Technologies, Inc.	4,347	480,213
Talen Energy Corp. (b)	3,364	1,260,962
		1,741,175
	Shares/ Principal	Value(a)
Multi-Utilities (0.3%)
Black Hills Corp.	5,500	$381,810
Northwestern Energy Group, Inc.	4,449	287,138
		668,948
Water Utilities (0.3%)
Essential Utilities, Inc.	20,549	788,260
Total common stocks (cost: $163,474,177)		233,338,675
Mutual Funds (0.3%)
Investment Companies (0.3%)
State Street SPDR Portfolio S&P 400 Mid Cap ETF (c) (d)	11,200	648,592
Total mutual funds (cost: $663,932)		648,592
Short-Term Securities (2.5%)
Investment Companies (2.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	5,095,950	5,095,950
U.S. Government Agencies and Obligations (0.4%)
U.S. Treasury Notes, 3.750%, 04/15/26 (d)	$1,000,000	1,000,475
Total short-term securities (cost: $6,095,244)		6,096,425
Total investments in securities (cost: $170,233,353) (e)		240,083,692
Liabilities in excess of cash and other assets (-0.2%)		(386,132)
Total net assets (100.0%)		$239,697,560

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Reports and other information about these investment companies are available in the EDGAR database on the SEC's website at www.sec.gov.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2025 the cost of investments for federal income tax purposes was $170,420,941. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$82,101,028
Gross unrealized depreciation	(12,526,234)
Net unrealized appreciation	$69,574,794

Holdings of Open Futures Contracts

On December 31, 2025, securities with an aggregate fair value of $1,145,250 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 400 E-Mini Index Future	March 2026	17	Long	$5,740,797	$5,652,840	$(87,957)

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.6%)
Communication Services (10.4%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	192,776	$4,788,556
Verizon Communications, Inc.	114,652	4,669,776
		9,458,332
Entertainment (1.3%)
Electronic Arts, Inc.	6,103	1,247,026
Live Nation Entertainment, Inc. (b)	4,256	606,480
Netflix, Inc. (b)	115,221	10,803,121
Take-Two Interactive Software, Inc. (b)	4,666	1,194,636
TKO Group Holdings, Inc.	1,795	375,155
Walt Disney Co.	48,545	5,522,965
Warner Bros Discovery, Inc. (b)	67,381	1,941,920
		21,691,303
Interactive Media & Services (8.0%)
Alphabet, Inc. Class A	158,203	49,517,539
Alphabet, Inc. Class C	126,443	39,677,813
Match Group, Inc.	6,419	207,269
Meta Platforms, Inc. Class A	59,221	39,091,190
		128,493,811
Media (0.3%)
Charter Communications, Inc. Class A (b)	2,392	499,330
Comcast Corp. Class A	98,827	2,953,939
Fox Corp. Class A	5,665	413,942
Fox Corp. Class B	3,970	257,772
News Corp. Class A	10,182	265,954
News Corp. Class B	3,296	97,660
Omnicom Group, Inc.	8,673	700,345
Paramount Skydance Corp. Class B	8,450	113,230
Trade Desk, Inc. Class A (b)	11,973	454,495
		5,756,667
Wireless Telecommunication Services (0.2%)
T-Mobile U.S., Inc.	13,078	2,655,357
Consumer Discretionary (10.3%)
Automobile Components (0.0%)
Aptiv PLC (b)	5,856	445,583
Automobiles (2.4%)
Ford Motor Co.	106,419	1,396,217
General Motors Co.	25,366	2,062,763
Tesla, Inc. (b)	76,408	34,362,206
		37,821,186
Broadline Retail (3.9%)
Amazon.com, Inc. (b)	264,526	61,057,891
eBay, Inc.	12,290	1,070,459
		62,128,350
	Shares	Value(a)
Distributors (0.0%)
Genuine Parts Co.	3,740	$459,870
Pool Corp.	870	199,013
		658,883
Hotels, Restaurants & Leisure (1.8%)
Airbnb, Inc. Class A (b)	11,564	1,569,466
Booking Holdings, Inc.	877	4,696,624
Carnival Corp. (b)	29,525	901,694
Chipotle Mexican Grill, Inc. (b)	35,955	1,330,335
Darden Restaurants, Inc.	3,138	577,455
Domino's Pizza, Inc.	870	362,633
DoorDash, Inc. Class A (b)	10,165	2,302,169
Expedia Group, Inc.	3,182	901,493
Hilton Worldwide Holdings, Inc.	6,320	1,815,420
Las Vegas Sands Corp.	8,273	538,490
Marriott International, Inc. Class A	6,056	1,878,814
McDonald's Corp.	19,365	5,918,525
MGM Resorts International (b)	5,529	201,753
Norwegian Cruise Line Holdings Ltd. (b)	12,379	276,299
Royal Caribbean Cruises Ltd.	6,896	1,923,432
Starbucks Corp.	30,914	2,603,268
Wynn Resorts Ltd.	2,222	267,373
Yum! Brands, Inc.	7,549	1,142,013
		29,207,256
Household Durables (0.2%)
DR Horton, Inc.	7,446	1,072,447
Garmin Ltd.	4,392	890,917
Lennar Corp. Class A	5,866	603,025
NVR, Inc. (b)	80	583,422
PulteGroup, Inc.	5,300	621,478
		3,771,289
Leisure Products (0.0%)
Hasbro, Inc.	3,557	291,674
Specialty Retail (1.7%)
AutoZone, Inc. (b)	452	1,532,958
Best Buy Co., Inc.	5,313	355,599
Carvana Co. (b)	3,846	1,623,089
Home Depot, Inc.	27,066	9,313,410
Lowe's Cos., Inc.	15,250	3,677,690
O'Reilly Automotive, Inc. (b)	22,952	2,093,452
Ross Stores, Inc.	8,843	1,592,978
TJX Cos., Inc.	30,263	4,648,699
Tractor Supply Co.	14,368	718,544
Ulta Beauty, Inc. (b)	1,278	773,203
Williams-Sonoma, Inc.	3,286	586,847
		26,916,469
Textiles, Apparel & Luxury Goods (0.3%)
Deckers Outdoor Corp. (b)	3,963	410,844
Lululemon Athletica, Inc. (b)	2,869	596,207

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
NIKE, Inc. Class B	32,339	$2,060,318
Ralph Lauren Corp.	1,033	365,279
Tapestry, Inc.	5,564	710,912
		4,143,560
Consumer Staples (4.6%)
Beverages (1.0%)
Brown-Forman Corp. Class B	4,741	123,550
Coca-Cola Co.	105,272	7,359,566
Constellation Brands, Inc. Class A	3,806	525,076
Keurig Dr. Pepper, Inc.	36,942	1,034,745
Molson Coors Beverage Co. Class B	4,550	212,394
Monster Beverage Corp. (b)	19,394	1,486,938
PepsiCo, Inc.	37,180	5,336,074
		16,078,343
Consumer Staples Distribution & Retail (1.7%)
Costco Wholesale Corp.	12,051	10,392,059
Dollar General Corp.	5,918	785,733
Dollar Tree, Inc. (b)	5,158	634,486
Kroger Co.	16,577	1,035,731
Sysco Corp.	13,021	959,517
Target Corp.	12,356	1,207,799
Walmart, Inc.	119,238	13,284,306
		28,299,631
Food Products (0.4%)
Archer-Daniels-Midland Co.	13,067	751,222
Bunge Global SA	3,680	327,815
Campbell's Co.	5,342	148,882
Conagra Brands, Inc.	13,007	225,151
General Mills, Inc.	14,504	674,436
Hershey Co.	3,984	725,008
Hormel Foods Corp.	7,926	187,846
J.M. Smucker Co.	2,815	275,335
Kraft Heinz Co.	23,173	561,945
Lamb Weston Holdings, Inc.	3,789	158,721
McCormick & Co., Inc.	6,844	466,145
Mondelez International, Inc. Class A	35,087	1,888,733
Tyson Foods, Inc. Class A	7,696	451,140
		6,842,379
Household Products (0.8%)
Church & Dwight Co., Inc.	6,529	547,457
Clorox Co.	3,222	324,874
Colgate-Palmolive Co.	21,918	1,731,960
Kimberly-Clark Corp.	9,023	910,331
Procter & Gamble Co.	63,540	9,105,917
		12,620,539
Personal Care Products (0.1%)
Estee Lauder Cos., Inc. Class A	6,685	700,053
Kenvue, Inc.	52,094	898,622
		1,598,675
Tobacco (0.6%)
Altria Group, Inc.	45,646	2,631,948
Philip Morris International, Inc.	42,328	6,789,411
		9,421,359
	Shares	Value(a)
Energy (2.8%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	26,832	$1,221,929
Halliburton Co.	22,885	646,730
SLB Ltd.	40,622	1,559,073
		3,427,732
Oil, Gas & Consumable Fuels (2.6%)
APA Corp.	9,644	235,892
Chevron Corp.	51,466	7,843,933
ConocoPhillips	33,601	3,145,390
Coterra Energy, Inc.	20,703	544,903
Devon Energy Corp.	17,057	624,798
Diamondback Energy, Inc.	5,064	761,271
EOG Resources, Inc.	14,754	1,549,318
EQT Corp.	16,969	909,538
Expand Energy Corp.	6,476	714,691
Exxon Mobil Corp.	114,673	13,799,749
Kinder Morgan, Inc.	53,236	1,463,458
Marathon Petroleum Corp.	8,173	1,329,175
Occidental Petroleum Corp.	19,556	804,143
ONEOK, Inc.	17,110	1,257,585
Phillips 66	10,956	1,413,762
Targa Resources Corp.	5,837	1,076,927
Texas Pacific Land Corp.	1,593	457,541
Valero Energy Corp.	8,293	1,350,017
Williams Cos., Inc.	33,207	1,996,073
		41,278,164
Financial (13.2%)
Banks (3.6%)
Bank of America Corp.	182,683	10,047,565
Citigroup, Inc.	48,654	5,677,435
Citizens Financial Group, Inc.	11,678	682,112
Fifth Third Bancorp	17,974	841,363
Huntington Bancshares, Inc.	42,750	741,713
JPMorgan Chase & Co.	74,024	23,852,013
KeyCorp	25,260	521,366
M&T Bank Corp.	4,179	841,985
PNC Financial Services Group, Inc.	10,663	2,225,688
Regions Financial Corp.	23,843	646,145
Truist Financial Corp.	34,785	1,711,770
U.S. Bancorp	42,268	2,255,421
Wells Fargo & Co.	85,357	7,955,272
		57,999,848
Capital Markets (3.4%)
Ameriprise Financial, Inc.	2,526	1,238,599
ARES Management Corp. Class A	5,601	905,290
Bank of New York Mellon Corp.	18,962	2,201,299
Blackrock, Inc.	3,924	4,200,014
Blackstone, Inc.	20,079	3,094,977
Cboe Global Markets, Inc.	2,860	717,860
Charles Schwab Corp.	45,419	4,537,812
CME Group, Inc.	9,805	2,677,549
Coinbase Global, Inc. Class A (b)	6,147	1,390,083
FactSet Research Systems, Inc.	1,021	296,284
Franklin Resources, Inc.	8,358	199,673

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Goldman Sachs Group, Inc.	8,156	$7,169,124
Interactive Brokers Group, Inc. Class A	12,110	778,794
Intercontinental Exchange, Inc.	15,504	2,511,028
Invesco Ltd.	12,102	317,920
KKR & Co., Inc.	18,662	2,379,032
Moody's Corp.	4,172	2,131,266
Morgan Stanley	32,844	5,830,795
MSCI, Inc.	2,043	1,172,130
Nasdaq, Inc.	12,265	1,191,299
Northern Trust Corp.	5,142	702,346
Raymond James Financial, Inc.	4,780	767,620
Robinhood Markets, Inc. Class A (b)	21,382	2,418,304
S&P Global, Inc.	8,430	4,405,434
State Street Corp.	7,595	979,831
T. Rowe Price Group, Inc.	5,929	607,011
		54,821,374
Consumer Finance (0.6%)
American Express Co.	14,610	5,404,970
Capital One Financial Corp.	17,287	4,189,677
Synchrony Financial	9,793	817,030
		10,411,677
Financial Services (3.8%)
Apollo Global Management, Inc.	12,626	1,827,740
Berkshire Hathaway, Inc. Class B (b)	49,863	25,063,637
Block, Inc. (b)	14,892	969,320
Corpay, Inc. (b)	1,894	569,961
Fidelity National Information Services, Inc.	14,081	935,823
Fiserv, Inc. (b)	14,625	982,361
Global Payments, Inc.	6,437	498,224
Jack Henry & Associates, Inc.	1,888	344,522
Mastercard, Inc. Class A	22,296	12,728,341
PayPal Holdings, Inc.	25,442	1,485,304
Visa, Inc. Class A	45,890	16,094,082
		61,499,315
Insurance (1.8%)
Aflac, Inc.	12,826	1,414,323
Allstate Corp.	7,115	1,480,987
American International Group, Inc.	14,672	1,255,190
Aon PLC Class A	5,844	2,062,231
Arch Capital Group Ltd. (b)	9,818	941,742
Arthur J Gallagher & Co.	6,983	1,807,131
Assurant, Inc.	1,355	326,352
Brown & Brown, Inc.	7,984	636,325
Chubb Ltd.	9,952	3,106,218
Cincinnati Financial Corp.	4,219	689,047
Erie Indemnity Co. Class A	702	201,228
Everest Group Ltd.	1,152	390,931
Globe Life, Inc.	2,154	301,258
Hartford Insurance Group, Inc.	7,577	1,044,111
Loews Corp.	4,573	481,583
Marsh & McLennan Cos., Inc.	13,321	2,471,312
	Shares	Value(a)
MetLife, Inc.	15,049	$1,187,968
Principal Financial Group, Inc.	5,436	479,510
Progressive Corp.	15,945	3,630,995
Prudential Financial, Inc.	9,517	1,074,279
Travelers Cos., Inc.	6,065	1,759,214
W.R. Berkley Corp.	8,163	572,389
Willis Towers Watson PLC	2,604	855,674
		28,169,998
Health Care (9.5%)
Biotechnology (1.7%)
AbbVie, Inc.	48,058	10,980,772
Amgen, Inc.	14,642	4,792,473
Biogen, Inc. (b)	3,945	694,281
Gilead Sciences, Inc.	33,736	4,140,757
Incyte Corp. (b)	4,403	434,884
Moderna, Inc. (b)	9,454	278,798
Regeneron Pharmaceuticals, Inc.	2,741	2,115,696
Vertex Pharmaceuticals, Inc. (b)	6,899	3,127,731
		26,565,392
Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	47,283	5,924,087
Align Technology, Inc. (b)	1,732	270,452
Baxter International, Inc.	13,978	267,120
Becton Dickinson & Co.	7,793	1,512,387
Boston Scientific Corp. (b)	40,310	3,843,558
Cooper Cos., Inc. (b)	5,354	438,814
Dexcom, Inc. (b)	10,605	703,854
Edwards Lifesciences Corp. (b)	15,779	1,345,160
GE HealthCare Technologies, Inc.	12,386	1,015,900
Hologic, Inc. (b)	6,000	446,940
IDEXX Laboratories, Inc. (b)	2,168	1,466,717
Insulet Corp. (b)	1,903	540,909
Intuitive Surgical, Inc. (b)	9,640	5,459,710
Medtronic PLC	34,876	3,350,189
ResMed, Inc.	3,967	955,531
Solventum Corp. (b)	3,960	313,790
STERIS PLC	2,677	678,673
Stryker Corp.	9,359	3,289,408
Zimmer Biomet Holdings, Inc.	5,388	484,489
		32,307,688
Health Care Providers & Services (1.6%)
Cardinal Health, Inc.	6,448	1,325,064
Cencora, Inc.	5,272	1,780,618
Centene Corp. (b)	12,697	522,482
Cigna Group	7,263	1,998,996
CVS Health Corp.	34,518	2,739,348
DaVita, Inc. (b)	899	102,135
Elevance Health, Inc.	6,043	2,118,374
HCA Healthcare, Inc.	4,344	2,028,040
Henry Schein, Inc. (b)	2,692	203,461
Humana, Inc.	3,270	837,545
Labcorp Holdings, Inc.	2,244	562,975
McKesson Corp.	3,356	2,752,893
Molina Healthcare, Inc. (b)	1,340	232,544

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Quest Diagnostics, Inc.	2,963	$514,169
UnitedHealth Group, Inc.	24,631	8,130,939
Universal Health Services, Inc. Class B	1,499	326,812
		26,176,395
Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	7,708	1,048,828
Bio-Techne Corp.	4,232	248,884
Charles River Laboratories International, Inc. (b)	1,310	261,319
Danaher Corp.	17,094	3,913,158
IQVIA Holdings, Inc. (b)	4,571	1,030,349
Mettler-Toledo International, Inc. (b)	555	773,775
Revvity, Inc.	3,058	295,861
Thermo Fisher Scientific, Inc.	10,216	5,919,661
Waters Corp. (b)	1,644	624,441
West Pharmaceutical Services, Inc.	1,927	530,195
		14,646,471
Pharmaceuticals (3.3%)
Bristol-Myers Squibb Co.	55,356	2,985,903
Eli Lilly & Co.	21,594	23,206,640
Johnson & Johnson	65,513	13,557,915
Merck & Co., Inc.	67,491	7,104,103
Pfizer, Inc.	154,605	3,849,664
Viatris, Inc.	31,318	389,909
Zoetis, Inc.	11,983	1,507,701
		52,601,835
Industrials (8.0%)
Aerospace & Defense (2.2%)
Axon Enterprise, Inc. (b)	2,140	1,215,370
Boeing Co. (b)	21,292	4,622,919
General Dynamics Corp.	6,894	2,320,934
General Electric Co.	28,682	8,834,917
Howmet Aerospace, Inc.	10,932	2,241,279
Huntington Ingalls Industries, Inc.	1,089	370,336
L3Harris Technologies, Inc.	5,086	1,493,097
Lockheed Martin Corp.	5,537	2,678,081
Northrop Grumman Corp.	3,648	2,080,126
RTX Corp.	36,458	6,686,397
Textron, Inc.	4,791	417,632
TransDigm Group, Inc.	1,531	2,036,000
		34,997,088
Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	3,156	507,358
Expeditors International of Washington, Inc.	3,644	542,992
FedEx Corp.	5,903	1,705,141
United Parcel Service, Inc. Class B	20,094	1,993,124
		4,748,615
Building Products (0.4%)
A.O. Smith Corp.	2,986	199,704
Allegion PLC	2,263	360,315
Builders FirstSource, Inc. (b)	2,968	305,377
	Shares	Value(a)
Carrier Global Corp.	21,527	$1,137,487
Johnson Controls International PLC	16,617	1,989,886
Lennox International, Inc.	900	437,022
Masco Corp.	5,647	358,358
Trane Technologies PLC	6,030	2,346,876
		7,135,025
Commercial Services & Supplies (0.4%)
Cintas Corp.	9,288	1,746,794
Copart, Inc. (b)	24,211	947,861
Republic Services, Inc.	5,471	1,159,469
Rollins, Inc.	7,980	478,960
Veralto Corp.	6,707	669,224
Waste Management, Inc.	10,078	2,214,237
		7,216,545
Construction & Engineering (0.2%)
Comfort Systems USA, Inc.	957	893,159
EMCOR Group, Inc.	1,257	769,020
Quanta Services, Inc.	4,055	1,711,453
		3,373,632
Electrical Equipment (0.8%)
AMETEK, Inc.	6,259	1,285,035
Eaton Corp. PLC	10,561	3,363,784
Emerson Electric Co.	15,276	2,027,431
GE Vernova, Inc.	7,378	4,822,039
Generac Holdings, Inc. (b)	1,518	207,010
Hubbell, Inc.	1,410	626,195
Rockwell Automation, Inc.	3,094	1,203,783
		13,535,277
Ground Transportation (0.8%)
CSX Corp.	50,635	1,835,519
JB Hunt Transport Services, Inc.	1,971	383,044
Norfolk Southern Corp.	6,101	1,761,481
Old Dominion Freight Line, Inc.	4,957	777,257
Uber Technologies, Inc. (b)	56,500	4,616,615
Union Pacific Corp.	16,129	3,730,960
		13,104,876
Industrial Conglomerates (0.4%)
3M Co.	14,445	2,312,644
Honeywell International, Inc.	17,263	3,367,839
		5,680,483
Machinery (1.6%)
Caterpillar, Inc.	12,725	7,289,771
Cummins, Inc.	3,807	1,943,283
Deere & Co.	6,836	3,182,637
Dover Corp.	3,680	718,483
Fortive Corp.	8,636	476,794
IDEX Corp.	1,949	346,805
Illinois Tool Works, Inc.	7,178	1,767,941
Ingersoll Rand, Inc.	9,776	774,455
Nordson Corp.	1,410	339,006
Otis Worldwide Corp.	10,597	925,648
PACCAR, Inc.	14,281	1,563,912
Parker-Hannifin Corp.	3,432	3,016,591

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Pentair PLC	4,449	$463,319
Snap-on, Inc.	1,455	501,393
Stanley Black & Decker, Inc.	4,195	311,605
Westinghouse Air Brake Technologies Corp.	4,638	989,981
Xylem, Inc.	6,580	896,064
		25,507,688
Passenger Airlines (0.2%)
Delta Air Lines, Inc.	17,637	1,224,008
Southwest Airlines Co.	14,062	581,182
United Airlines Holdings, Inc. (b)	8,803	984,352
		2,789,542
Professional Services (0.5%)
Automatic Data Processing, Inc.	10,998	2,829,016
Broadridge Financial Solutions, Inc.	3,140	700,754
Dayforce, Inc. (b)	4,320	298,771
Equifax, Inc.	3,328	722,109
Jacobs Solutions, Inc.	3,221	426,654
Leidos Holdings, Inc.	3,447	621,839
Paychex, Inc.	8,807	987,969
Paycom Software, Inc.	1,253	199,678
Verisk Analytics, Inc.	3,765	842,193
		7,628,983
Trading Companies & Distributors (0.2%)
Fastenal Co.	31,217	1,252,738
United Rentals, Inc.	1,706	1,380,700
WW Grainger, Inc.	1,227	1,238,104
		3,871,542
Information Technology (34.0%)
Communications Equipment (0.9%)
Arista Networks, Inc. (b)	28,078	3,679,060
Cisco Systems, Inc.	107,156	8,254,227
F5, Inc. (b)	1,521	388,250
Motorola Solutions, Inc.	4,528	1,735,673
		14,057,210
Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp. Class A	33,284	4,498,000
CDW Corp.	3,527	480,377
Corning, Inc.	21,215	1,857,585
Jabil, Inc.	2,898	660,802
Keysight Technologies, Inc. (b)	4,673	949,507
TE Connectivity PLC	7,999	1,819,853
Teledyne Technologies, Inc. (b)	1,268	647,606
Zebra Technologies Corp. Class A (b)	1,310	318,094
		11,231,824
IT Services (0.9%)
Accenture PLC Class A	16,863	4,524,343
Akamai Technologies, Inc. (b)	3,823	333,557
Cognizant Technology Solutions Corp. Class A	13,124	1,089,292
EPAM Systems, Inc. (b)	1,489	305,066
Gartner, Inc. (b)	1,960	494,469
	Shares	Value(a)
GoDaddy, Inc. Class A (b)	3,674	$455,870
International Business Machines Corp.	25,417	7,528,770
VeriSign, Inc.	2,236	543,236
		15,274,603
Semiconductors & Semiconductor Equipment (14.0%)
Advanced Micro Devices, Inc. (b)	44,269	9,480,649
Analog Devices, Inc.	13,377	3,627,842
Applied Materials, Inc.	21,662	5,566,917
Broadcom, Inc.	128,410	44,442,701
First Solar, Inc. (b)	2,932	765,926
Intel Corp. (b)	121,923	4,498,959
KLA Corp.	3,573	4,341,481
Lam Research Corp.	34,153	5,846,311
Microchip Technology, Inc.	14,695	936,365
Micron Technology, Inc.	30,522	8,711,284
Monolithic Power Systems, Inc.	1,329	1,204,553
NVIDIA Corp.	660,764	123,232,486
NXP Semiconductors NV	6,842	1,485,125
ON Semiconductor Corp. (b)	10,941	592,455
Qnity Electronics, Inc.	5,694	464,915
QUALCOMM, Inc.	29,122	4,981,318
Skyworks Solutions, Inc.	3,968	251,611
Teradyne, Inc.	4,235	819,727
Texas Instruments, Inc.	24,707	4,286,417
		225,537,042
Software (10.2%)
Adobe, Inc. (b)	11,383	3,983,936
AppLovin Corp. Class A (b)	7,361	4,959,989
Autodesk, Inc. (b)	5,792	1,714,490
Cadence Design Systems, Inc. (b)	7,402	2,313,717
Crowdstrike Holdings, Inc. Class A (b)	6,824	3,198,818
Datadog, Inc. Class A (b)	8,833	1,201,200
Fair Isaac Corp. (b)	645	1,090,450
Fortinet, Inc. (b)	17,188	1,364,899
Gen Digital, Inc.	15,260	414,919
Intuit, Inc.	7,581	5,021,806
Microsoft Corp.	202,101	97,740,086
Oracle Corp.	45,736	8,914,404
Palantir Technologies, Inc. Class A (b)	62,115	11,040,941
Palo Alto Networks, Inc. (b)	18,564	3,419,489
PTC, Inc. (b)	3,191	555,904
Roper Technologies, Inc.	2,927	1,302,895
Salesforce, Inc.	25,887	6,857,725
ServiceNow, Inc. (b)	28,209	4,321,337
Synopsys, Inc. (b)	5,029	2,362,222
Trimble, Inc. (b)	6,445	504,966
Tyler Technologies, Inc. (b)	1,185	537,931
Workday, Inc. Class A (b)	5,900	1,267,202
		164,089,326
Technology Hardware Storage & Peripherals (7.3%)
Apple, Inc. (c)	401,798	109,232,804
Dell Technologies, Inc. Class C	8,195	1,031,587
Hewlett Packard Enterprise Co.	35,878	861,790

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
HP, Inc.	25,416	$566,268
NetApp, Inc.	5,415	579,892
Sandisk Corp. (b)	3,712	881,155
Seagate Technology Holdings PLC	5,900	1,624,801
Super Micro Computer, Inc. (b)	13,635	399,096
Western Digital Corp.	9,296	1,601,422
		116,778,815
Materials (1.8%)
Chemicals (0.9%)
Air Products & Chemicals, Inc.	6,051	1,494,718
Albemarle Corp.	3,126	442,141
CF Industries Holdings, Inc.	4,241	327,999
Corteva, Inc.	18,374	1,231,609
Dow, Inc.	19,327	451,865
DuPont de Nemours, Inc.	11,392	457,958
Ecolab, Inc.	6,931	1,819,526
International Flavors & Fragrances, Inc.	6,932	467,148
Linde PLC	12,697	5,413,874
LyondellBasell Industries NV Class A	6,969	301,758
Mosaic Co.	8,630	207,897
PPG Industries, Inc.	6,101	625,109
Sherwin-Williams Co.	6,269	2,031,344
		15,272,946
Construction Materials (0.3%)
CRH PLC	18,225	2,274,480
Martin Marietta Materials, Inc.	1,693	1,054,164
Vulcan Materials Co.	3,547	1,011,675
		4,340,319
Containers & Packaging (0.2%)
Amcor PLC	62,768	523,485
Avery Dennison Corp.	2,030	369,217
Ball Corp.	7,287	385,992
International Paper Co.	14,358	565,562
Packaging Corp. of America	2,382	491,240
Smurfit WestRock PLC	14,199	549,075
		2,884,571
Metals & Mining (0.4%)
Freeport-McMoRan, Inc.	39,045	1,983,096
Newmont Corp.	29,673	2,962,849
Nucor Corp.	6,223	1,015,033
Steel Dynamics, Inc.	3,703	627,473
		6,588,451
Real Estate (1.8%)
Health Care REITs (0.3%)
Alexandria Real Estate Equities, Inc.	4,153	203,248
Healthpeak Properties, Inc.	18,897	303,864
Ventas, Inc.	12,772	988,297
Welltower, Inc.	18,589	3,450,304
		4,945,713
	Shares	Value(a)
Hotels & Resort REITs (0.0%)
Host Hotels & Resorts, Inc.	17,390	$308,325
Industrial REITs (0.2%)
Prologis, Inc.	25,257	3,224,309
Office REITs (0.0%)
BXP, Inc.	3,933	265,399
Real Estate Management & Development (0.1%)
CBRE Group, Inc. Class A (b)	7,970	1,281,496
CoStar Group, Inc. (b)	11,524	774,874
		2,056,370
Residential REITs (0.2%)
AvalonBay Communities, Inc.	3,834	695,142
Camden Property Trust	2,834	311,967
Equity Residential	9,414	593,458
Essex Property Trust, Inc.	1,710	447,473
Invitation Homes, Inc.	15,335	426,160
Mid-America Apartment Communities, Inc.	3,136	435,622
UDR, Inc.	8,177	299,932
		3,209,754
Retail REITs (0.3%)
Federal Realty Investment Trust	2,095	211,176
Kimco Realty Corp.	18,414	373,252
Realty Income Corp.	25,014	1,410,039
Regency Centers Corp.	4,435	306,148
Simon Property Group, Inc.	8,877	1,643,221
		3,943,836
Specialized REITs (0.7%)
American Tower Corp.	12,729	2,234,830
Crown Castle, Inc.	11,841	1,052,310
Digital Realty Trust, Inc.	8,751	1,353,867
Equinix, Inc.	2,646	2,027,259
Extra Space Storage, Inc.	5,771	751,500
Iron Mountain, Inc.	8,037	666,669
Public Storage	4,294	1,114,293
SBA Communications Corp.	2,838	548,954
VICI Properties, Inc.	29,063	817,252
Weyerhaeuser Co.	19,601	464,348
		11,031,282
Utilities (2.2%)
Electric Utilities (1.5%)
Alliant Energy Corp.	6,962	452,600
American Electric Power Co., Inc.	14,554	1,678,222
Constellation Energy Corp.	8,492	2,999,969
Duke Energy Corp.	21,146	2,478,523
Edison International	10,463	627,989
Entergy Corp.	12,143	1,122,377
Evergy, Inc.	6,205	449,800
Eversource Energy	10,187	685,891
Exelon Corp.	27,471	1,197,461
FirstEnergy Corp.	14,137	632,913
NextEra Energy, Inc.	56,630	4,546,256
NRG Energy, Inc.	5,211	829,800

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
PG&E Corp.	59,765	$960,424
Pinnacle West Capital Corp.	3,215	285,171
PPL Corp.	20,114	704,392
Southern Co.	29,941	2,610,855
Xcel Energy, Inc.	16,085	1,188,038
		23,450,681
Gas Utilities (0.0%)
Atmos Energy Corp.	4,305	721,647
Independent Power And Renewable Electricity Producers (0.1%)
AES Corp.	19,363	277,665
Vistra Corp.	8,660	1,397,118
		1,674,783
Multi-Utilities (0.6%)
Ameren Corp.	7,341	733,072
CenterPoint Energy, Inc.	17,752	680,612
CMS Energy Corp.	8,257	577,412
Consolidated Edison, Inc.	9,814	974,726
Dominion Energy, Inc.	23,219	1,360,401
DTE Energy Co.	5,647	728,350
NiSource, Inc.	12,975	541,836
Public Service Enterprise Group, Inc.	13,572	1,089,832
	Shares	Value(a)
Sempra	17,747	$1,566,883
WEC Energy Group, Inc.	8,823	930,474
		9,183,598
Water Utilities (0.0%)
American Water Works Co., Inc.	5,305	692,302
Total common stocks (cost: $430,791,420)		1,588,558,937
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	21,758,076	21,758,076
Total short-term securities (cost: $21,758,076)		21,758,076
Total investments in securities (cost: $452,549,496) (d)		1,610,317,013
Cash and other assets in excess of liabilities (0.0%)		345,655
Total net assets (100.0%)		$1,610,662,668

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

(d)  At December 31, 2025 the cost of investments for federal income tax purposes was $454,299,151. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$1,174,458,580
Gross unrealized depreciation	(18,474,112)
Net unrealized appreciation	$1,155,984,468

Holdings of Open Futures Contracts

On December 31, 2025, securities with an aggregate fair value of $38,060,400 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2026	58	Long	$20,021,644	$19,988,250	$(33,394)

See accompanying notes to financial statements.

SFT Macquarie Growth Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.7%)
Communication Services (7.6%)
Entertainment (1.0%)
Netflix, Inc. (b)	68,004	$6,376,055
Interactive Media & Services (6.6%)
Alphabet, Inc. Class A	115,672	36,205,336
Meta Platforms, Inc. Class A	9,001	5,941,470
		42,146,806
Consumer Discretionary (8.5%)
Automobiles (0.6%)
Ferrari NV	10,515	3,885,923
Broadline Retail (6.2%)
Amazon.com, Inc. (b)	171,081	39,488,917
Hotels, Restaurants & Leisure (1.7%)
Booking Holdings, Inc.	2,083	11,155,152
Consumer Staples (0.9%)
Beverages (0.9%)
Coca-Cola Co.	84,114	5,880,410
Financial (13.9%)
Capital Markets (6.5%)
Intercontinental Exchange, Inc.	122,920	19,908,123
MSCI, Inc.	10,836	6,216,939
S&P Global, Inc.	30,024	15,690,242
		41,815,304
Financial Services (7.4%)
Mastercard, Inc. Class A	29,924	17,083,013
Visa, Inc. Class A	86,574	30,362,368
		47,445,381
Health Care (9.1%)
Biotechnology (1.1%)
Gilead Sciences, Inc.	54,137	6,644,775
Health Care Equipment & Supplies (2.7%)
IDEXX Laboratories, Inc. (b)	8,945	6,051,561
Intuitive Surgical, Inc. (b)	20,261	11,475,020
		17,526,581
Health Care Providers & Services (1.0%)
UnitedHealth Group, Inc.	19,690	6,499,866
Health Care Technology (1.5%)
Veeva Systems, Inc. Class A (b)	41,736	9,316,727
Life Sciences Tools & Services (2.8%)
Danaher Corp.	78,978	18,079,644
Industrials (6.6%)
Commercial Services & Supplies (1.9%)
Waste Connections, Inc.	69,327	12,157,183
Ground Transportation (0.1%)
Old Dominion Freight Line, Inc.	4,950	776,160
	Shares	Value(a)
Professional Services (4.6%)
Broadridge Financial Solutions, Inc.	35,284	$7,874,330
Equifax, Inc.	48,693	10,565,407
Verisk Analytics, Inc.	48,968	10,953,652
		29,393,389
Information Technology (50.1%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	8,523	3,267,036
Semiconductors & Semiconductor Equipment (20.1%)
Advanced Micro Devices, Inc. (b)	35,446	7,591,115
Broadcom, Inc.	49,495	17,130,220
NVIDIA Corp.	483,815	90,231,497
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	46,275	14,062,510
		129,015,342
Software (20.9%)
Autodesk, Inc. (b)	20,931	6,195,785
Intuit, Inc.	27,083	17,940,321
Microsoft Corp.	183,228	88,612,725
Salesforce, Inc.	42,973	11,383,978
Synopsys, Inc. (b)	21,230	9,972,156
		134,104,965
Technology Hardware Storage & Peripherals (8.6%)
Apple, Inc.	201,572	54,799,364
Materials (1.7%)
Construction Materials (1.7%)
Vulcan Materials Co.	38,148	10,880,573
Real Estate (1.3%)
Real Estate Management & Development (1.3%)
CoStar Group, Inc. (b)	117,847	7,924,032
Total common stocks (cost: $333,507,536)		638,579,585
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	2,850,141	2,850,141
Total short-term securities (cost: $2,850,141)		2,850,141
Total investments in securities (cost: $336,357,677) (c)		641,429,726
Liabilities in excess of cash and other assets (-0.1%)		(516,616)
Total net assets (100.0%)		$640,913,110

See accompanying notes to financial statements.

SFT Macquarie Growth Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  At December 31, 2025 the cost of investments for federal income tax purposes was $336,767,507. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$311,011,399
Gross unrealized depreciation	(6,349,180)
Net unrealized appreciation	$304,662,219

See accompanying notes to financial statements.

SFT Macquarie Small Cap Growth Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.0%)
Communication Services (2.7%)
Entertainment (2.7%)
IMAX Corp. (b)	122,613	$4,531,777
Consumer Discretionary (8.6%)
Automobile Components (1.5%)
Dorman Products, Inc. (b)	20,639	2,542,518
Broadline Retail (1.8%)
Ollie's Bargain Outlet Holdings, Inc. (b)	26,465	2,900,829
Diversified Consumer Services (1.4%)
OneSpaWorld Holdings Ltd.	86,769	1,799,589
Universal Technical Institute, Inc. (b)	18,261	477,160
		2,276,749
Hotels, Restaurants & Leisure (1.9%)
Shake Shack, Inc. Class A (b)	18,511	1,502,538
Sportradar Group AG Class A (b)	69,980	1,663,424
		3,165,962
Specialty Retail (2.0%)
Boot Barn Holdings, Inc. (b)	9,957	1,757,112
Group 1 Automotive, Inc.	4,109	1,616,070
		3,373,182
Consumer Staples (3.2%)
Consumer Staples Distribution & Retail (3.2%)
Chefs' Warehouse, Inc. (b)	42,238	2,632,695
PriceSmart, Inc.	21,284	2,610,908
		5,243,603
Energy (1.9%)
Energy Equipment & Services (0.7%)
Solaris Energy Infrastructure, Inc.	25,901	1,190,669
Oil, Gas & Consumable Fuels (1.2%)
APA Corp.	77,779	1,902,474
Financial (8.2%)
Banks (2.3%)
Axos Financial, Inc. (b)	12,170	1,048,567
Seacoast Banking Corp. of Florida	87,605	2,752,549
		3,801,116
Capital Markets (3.5%)
Affiliated Managers Group, Inc.	3,745	1,079,609
Hamilton Lane, Inc. Class A	4,866	653,552
Houlihan Lokey, Inc.	10,927	1,903,374
WisdomTree, Inc.	175,893	2,144,136
		5,780,671
Consumer Finance (1.7%)
FirstCash Holdings, Inc.	18,294	2,915,698
Financial Services (0.7%)
Paymentus Holdings, Inc. Class A (b)	36,936	1,166,808
	Shares	Value(a)
Health Care (26.3%)
Biotechnology (8.3%)
ADMA Biologics, Inc. (b)	147,103	$2,683,159
Catalyst Pharmaceuticals, Inc. (b)	80,703	1,883,608
Mirum Pharmaceuticals, Inc. (b)	43,728	3,454,075
Travere Therapeutics, Inc. (b)	86,131	3,291,065
Vericel Corp. (b)	65,371	2,354,010
		13,665,917
Health Care Equipment & Supplies (3.1%)
Alphatec Holdings, Inc. (b)	92,262	1,941,192
Artivion, Inc. (b)	41,178	1,878,129
PROCEPT BioRobotics Corp. (b)	14,828	466,489
TransMedics Group, Inc. (b)	7,309	889,140
		5,174,950
Health Care Providers & Services (5.7%)
Encompass Health Corp.	29,834	3,166,581
GeneDx Holdings Corp. (b)	17,978	2,338,219
Guardant Health, Inc. (b)	22,074	2,254,638
HealthEquity, Inc. (b)	18,894	1,730,879
		9,490,317
Health Care Technology (0.9%)
Phreesia, Inc. (b)	84,289	1,426,170
Life Sciences Tools & Services (2.1%)
Adaptive Biotechnologies Corp. (b)	159,028	2,582,615
Repligen Corp. (b)	5,661	927,611
		3,510,226
Pharmaceuticals (6.2%)
ANI Pharmaceuticals, Inc. (b)	31,023	2,448,955
Axsome Therapeutics, Inc. (b)	16,734	3,056,298
LENZ Therapeutics, Inc. (b)	41,312	660,992
Tarsus Pharmaceuticals, Inc. (b)	50,243	4,113,897
		10,280,142
Industrials (23.7%)
Aerospace & Defense (6.4%)
AAR Corp. (b)	34,426	2,850,129
AeroVironment, Inc. (b)	3,873	936,840
ATI, Inc. (b)	24,838	2,850,409
Kratos Defense & Security Solutions, Inc. (b)	7,700	584,507
Leonardo DRS, Inc.	49,879	1,700,375
Loar Holdings, Inc. (b)	9,708	660,144
Mercury Systems, Inc. (b)	14,406	1,051,782
		10,634,186
Building Products (0.9%)
Modine Manufacturing Co. (b)	11,744	1,567,941
Commercial Services & Supplies (0.5%)
Clean Harbors, Inc. (b)	3,364	788,791
Construction & Engineering (4.2%)
Construction Partners, Inc. Class A (b)	22,287	2,419,254

See accompanying notes to financial statements.

SFT Macquarie Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Everus Construction Group, Inc. (b)	35,009	$2,995,370
Legence Corp. Class A (b)	35,714	1,537,130
		6,951,754
Electrical Equipment (1.1%)
American Superconductor Corp. (b)	47,659	1,371,626
Bloom Energy Corp. Class A (b)	5,157	448,092
		1,819,718
Machinery (4.1%)
Federal Signal Corp.	5,299	575,418
Flowserve Corp.	36,237	2,514,123
SPX Technologies, Inc. (b)	11,726	2,345,904
Standex International Corp.	6,072	1,319,324
		6,754,769
Passenger Airlines (0.8%)
SkyWest, Inc. (b)	12,787	1,283,943
Professional Services (4.1%)
CBIZ, Inc. (b)	23,726	1,196,976
ExlService Holdings, Inc. (b)	45,243	1,920,113
Huron Consulting Group, Inc. (b)	14,992	2,592,267
Willdan Group, Inc. (b)	11,236	1,164,724
		6,874,080
Trading Companies & Distributors (1.6%)
FTAI Aviation Ltd.	13,630	2,683,065
Information Technology (23.5%)
Communications Equipment (2.2%)
Lumentum Holdings, Inc. (b)	9,763	3,598,544
Electronic Equipment, Instruments & Components (6.6%)
Advanced Energy Industries, Inc.	16,270	3,406,450
Bel Fuse, Inc. Class B	3,819	647,817
Fabrinet (b)	1,145	521,295
Mirion Technologies, Inc. (b)	62,221	1,457,216
OSI Systems, Inc. (b)	19,581	4,994,330
		11,027,108
	Shares	Value(a)
Semiconductors & Semiconductor Equipment (6.7%)
MACOM Technology Solutions Holdings, Inc. (b)	12,162	$2,083,107
MKS, Inc.	10,392	1,660,642
Rambus, Inc. (b)	16,426	1,509,385
Silicon Laboratories, Inc. (b)	18,473	2,414,421
Silicon Motion Technology Corp. ADR	11,090	1,028,043
Synaptics, Inc. (b)	32,435	2,400,839
		11,096,437
Software (8.0%)
Agilysys, Inc. (b)	21,805	2,591,306
AvePoint, Inc. (b)	170,738	2,371,551
Descartes Systems Group, Inc. (b)	17,297	1,516,255
Q2 Holdings, Inc. (b)	22,785	1,644,166
Rubrik, Inc. Class A (b)	13,021	995,846
SailPoint, Inc. (b)	131,743	2,665,161
ServiceTitan, Inc. Class A (b)	14,635	1,558,627
		13,342,912
Materials (0.9%)
Construction Materials (0.9%)
Knife River Corp. (b)	20,629	1,451,250
Total common stocks (cost: $135,123,306)		164,214,276
Short-Term Securities (1.2%)
Investment Companies (1.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	1,976,642	1,976,642
Total short-term securities (cost: $1,976,642)		1,976,642
Total investments in securities (cost: $137,099,948) (c)		166,190,918
Liabilities in excess of cash and other assets (-0.2%)		(369,180)
Total net assets (100.0%)		$165,821,738

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  At December 31, 2025 the cost of investments for federal income tax purposes was $137,444,338. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$33,523,206
Gross unrealized depreciation	(4,776,626)
Net unrealized appreciation	$28,746,580

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.7%)
Consumer Discretionary (1.4%)
Hotels, Restaurants & Leisure (1.4%)
Boyd Gaming Corp.	5,367	$457,483
Caesars Entertainment, Inc. (b)	49,870	1,166,459
		1,623,942
Health Care (0.7%)
Health Care Services (0.7%)
PACS Group, Inc. (b)	22,294	855,867
Real Estate (96.6%)
Diversified REITs (0.2%)
Essential Properties Realty Trust, Inc.	8,397	249,055
Health Care REITs (16.8%)
CareTrust REIT, Inc.	39,649	1,433,708
Healthcare Realty Trust, Inc.	138,330	2,344,693
Omega Healthcare Investors, Inc.	29,759	1,319,514
Welltower, Inc.	75,415	13,997,778
		19,095,693
Hotels & Resort REITs (2.7%)
Host Hotels & Resorts, Inc.	175,663	3,114,505
Industrial REITs (7.0%)
Americold Realty Trust, Inc.	28,606	367,873
EastGroup Properties, Inc.	11,787	2,099,736
Prologis, Inc.	43,213	5,516,572
		7,984,181
Office REITs (4.2%)
BXP, Inc.	31,667	2,136,889
Highwoods Properties, Inc.	52,338	1,351,367
Hudson Pacific Properties, Inc. (b)	16,444	178,089
Kilroy Realty Corp.	12,612	471,310
SL Green Realty Corp.	14,217	652,134
		4,789,789
Residential REITs (13.8%)
American Homes 4 Rent Class A	45,290	1,453,809
Equity LifeStyle Properties, Inc.	14,895	902,786
Equity Residential	22,688	1,430,252
Essex Property Trust, Inc.	13,730	3,592,866
Invitation Homes, Inc.	116,158	3,228,031
Sun Communities, Inc.	25,322	3,137,649
UDR, Inc.	54,568	2,001,554
		15,746,947
Retail REITs (10.7%)
Agree Realty Corp.	56,038	4,036,417
Kimco Realty Corp.	121,132	2,455,346
Kite Realty Group Trust	77,453	1,856,548
Realty Income Corp.	30,719	1,731,630
Simon Property Group, Inc.	11,586	2,144,685
		12,224,626
	Shares	Value(a)
Specialized REITs (41.2%)
American Tower Corp.	30,353	$5,329,076
Crown Castle, Inc.	62,841	5,584,680
Digital Realty Trust, Inc.	54,881	8,490,640
Equinix, Inc.	7,781	5,961,491
Extra Space Storage, Inc.	41,307	5,378,998
Gaming & Leisure Properties, Inc.	19,834	886,381
Iron Mountain, Inc.	52,780	4,378,101
Lamar Advertising Co. Class A	4,529	573,281
Outfront Media, Inc.	34,293	826,461
Public Storage	7,289	1,891,495
SBA Communications Corp.	25,723	4,975,600
Weyerhaeuser Co.	116,287	2,754,839
		47,031,043
Total common stocks (cost: $110,009,801)		112,715,648
Warrant (0.3%)
Real Estate (0.3%)
Office REITs (0.3%)
Hudson Pacific Properties, Inc., Exp.12/31/49 (b) (c) (d)	28,902	310,986
Total Warrants (cost: $449,137)		310,986
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	916,300	916,300
Total short-term securities (cost: $916,300)		916,300
Total investments in securities (cost: $111,375,238) (e)		113,942,934
Cash and other assets in excess of liabilities (0.2%)		199,757
Total net assets (100.0%)		$114,142,691

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  This security has been determined to be illiquid pursuant to the procedures of the Fund's Liquidity Risk Management Program.

(d)  This security is fair valued by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees of Securian Funds Trust and in accordance with Provisions of the Investment Company Act of 1940, as amended.

(e)  At December 31, 2025, the cost of investments for federal income tax purposes was $111,973,354. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$13,146,230
Gross unrealized depreciation	(11,176,650)
Net unrealized appreciation	$1,969,580

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.9%)
Communication Services (6.9%)
Entertainment (0.8%)
Walt Disney Co.	13,400	$1,524,518
Interactive Media & Services (5.3%)
Alphabet, Inc. Class A	15,381	4,814,253
Alphabet, Inc. Class C	12,621	3,960,470
Meta Platforms, Inc. Class A	1,544	1,019,179
Pinterest, Inc. Class A (b)	34,054	881,658
		10,675,560
Wireless Telecommunication Services (0.8%)
T-Mobile U.S., Inc.	8,432	1,712,033
Consumer Discretionary (7.2%)
Broadline Retail (1.3%)
Amazon.com, Inc. (b)	11,230	2,592,109
Hotels, Restaurants & Leisure (2.3%)
Booking Holdings, Inc.	296	1,585,177
McDonald's Corp.	9,714	2,968,890
		4,554,067
Household Durables (0.4%)
Toll Brothers, Inc.	6,100	824,842
Specialty Retail (3.2%)
AutoZone, Inc. (b)	770	2,611,455
Home Depot, Inc.	6,976	2,400,441
Lowe's Cos., Inc.	5,300	1,278,148
Tractor Supply Co.	3,567	178,386
		6,468,430
Consumer Staples (5.1%)
Consumer Staples Distribution & Retail (1.4%)
Dollar Tree, Inc. (b)	17,005	2,091,785
Walmart, Inc.	6,100	679,601
		2,771,386
Food Products (1.4%)
Mondelez International, Inc. Class A	52,003	2,799,321
Household Products (2.3%)
Colgate-Palmolive Co.	19,022	1,503,118
Procter & Gamble Co.	22,021	3,155,830
		4,658,948
Energy (7.7%)
Energy Equipment & Services (1.7%)
SLB Ltd.	50,110	1,923,222
TechnipFMC PLC	33,230	1,480,729
		3,403,951
Oil, Gas & Consumable Fuels (6.0%)
Chevron Corp.	18,076	2,754,963
ConocoPhillips	38,993	3,650,135
Exxon Mobil Corp.	12,221	1,470,675
Range Resources Corp.	61,727	2,176,494
Valero Energy Corp.	13,000	2,116,270
		12,168,537
	Shares	Value(a)
Financial (21.7%)
Banks (7.5%)
Bank of America Corp.	61,596	$3,387,780
Citigroup, Inc.	17,377	2,027,722
Fifth Third Bancorp	40,400	1,891,124
JPMorgan Chase & Co.	23,018	7,416,860
KeyCorp	15,554	321,035
		15,044,521
Capital Markets (5.3%)
Charles Schwab Corp.	34,149	3,411,826
CME Group, Inc.	3,397	927,653
Goldman Sachs Group, Inc.	1,847	1,623,513
Intercontinental Exchange, Inc.	18,257	2,956,904
Morgan Stanley	9,400	1,668,782
		10,588,678
Consumer Finance (1.8%)
American Express Co.	7,785	2,880,061
Capital One Financial Corp.	3,007	728,776
		3,608,837
Financial Services (3.8%)
Berkshire Hathaway, Inc. Class B (b)	12,558	6,312,278
Corebridge Financial, Inc.	1,663	50,173
Visa, Inc. Class A	2,831	992,860
Apollo Global Management, Inc.	2,200	318,472
		7,673,783
Insurance (2.8%)
Allstate Corp.	13,571	2,824,804
Chubb Ltd.	3,400	1,061,208
MetLife, Inc.	6,161	486,349
Progressive Corp.	1,107	252,086
Travelers Cos., Inc.	3,474	1,007,669
		5,632,116
Mortgage REITs (0.5%)
Annaly Capital Management, Inc.	48,636	1,087,501
Health Care (11.9%)
Biotechnology (1.6%)
Gilead Sciences, Inc.	26,150	3,209,651
Health Care Equipment & Supplies (1.2%)
Abbott Laboratories	14,096	1,766,088
Alcon AG	7,909	623,308
		2,389,396
Health Care Providers & Services (6.1%)
Cencora, Inc.	8,911	3,009,690
Cigna Group	2,571	707,617
Elevance Health, Inc.	5,860	2,054,223
Quest Diagnostics, Inc.	6,134	1,064,433
Tenet Healthcare Corp. (b)	13,240	2,631,053
UnitedHealth Group, Inc.	8,538	2,818,479
		12,285,495

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Life Sciences Tools & Services (1.3%)
Danaher Corp.	3,071	$703,013
Revvity, Inc.	19,745	1,910,329
		2,613,342
Pharmaceuticals (1.7%)
AstraZeneca PLC ADR	13,749	1,263,945
Johnson & Johnson	8,000	1,655,600
Merck & Co., Inc.	4,000	421,040
		3,340,585
Industrials (15.9%)
Aerospace & Defense (1.3%)
General Electric Co.	5,827	1,794,891
Northrop Grumman Corp.	1,439	820,532
		2,615,423
Building Products (0.3%)
Owens Corning	6,095	682,091
Commercial Services & Supplies (1.2%)
Republic Services, Inc.	11,197	2,372,980
Electrical Equipment (1.9%)
AMETEK, Inc.	18,680	3,835,191
Ground Transportation (2.6%)
CSX Corp.	44,959	1,629,764
Norfolk Southern Corp.	5,746	1,658,985
Old Dominion Freight Line, Inc.	11,791	1,848,829
		5,137,578
Machinery (7.5%)
Caterpillar, Inc.	3,945	2,259,972
Deere & Co.	10,425	4,853,567
PACCAR, Inc.	400	43,804
Parker-Hannifin Corp.	3,884	3,413,881
Pentair PLC	9,700	1,010,158
Westinghouse Air Brake Technologies Corp.	16,541	3,530,677
		15,112,059
Professional Services (0.4%)
Equifax, Inc.	4,044	877,467
Trading Companies & Distributors (0.7%)
WW Grainger, Inc.	1,277	1,288,557
Information Technology (12.5%)
Communications Equipment (2.3%)
Arista Networks, Inc. (b)	18,200	2,384,746
Cisco Systems, Inc.	30,068	2,316,138
		4,700,884
Electronic Equipment, Instruments & Components (3.4%)
Keysight Technologies, Inc. (b)	26,160	5,315,450
TE Connectivity PLC	6,170	1,403,737
		6,719,187
IT Services (0.6%)
International Business Machines Corp.	4,200	1,244,082
	Shares	Value(a)
Semiconductors & Semiconductor Equipment (5.0%)
Analog Devices, Inc.	8,362	$2,267,775
Intel Corp. (b)	36,729	1,355,300
KLA Corp.	1,189	1,444,730
Lam Research Corp.	9,629	1,648,292
Texas Instruments, Inc.	19,587	3,398,149
		10,114,246
Software (1.2%)
InterDigital, Inc.	1,800	573,084
Microsoft Corp.	1,850	894,697
Salesforce, Inc.	3,600	953,676
		2,421,457
Materials (4.1%)
Chemicals (1.7%)
Linde PLC	6,320	2,694,785
PPG Industries, Inc.	8,083	828,184
		3,522,969
Containers & Packaging (2.2%)
Ball Corp.	26,481	1,402,699
International Paper Co.	75,798	2,985,683
		4,388,382
Metals & Mining (0.2%)
Franco-Nevada Corp.	1,715	355,485
Real Estate (2.9%)
Health Care REITs (1.0%)
Welltower, Inc.	11,000	2,041,710
Residential REITs (1.1%)
Equity LifeStyle Properties, Inc.	16,200	981,882
Essex Property Trust, Inc.	4,299	1,124,963
		2,106,845
Specialized REITs (0.8%)
Public Storage	3,096	803,412
VICI Properties, Inc.	29,327	824,675
		1,628,087
Utilities (4.0%)
Electric Utilities (2.6%)
Southern Co.	35,000	3,052,000
Xcel Energy, Inc.	28,908	2,135,145
		5,187,145
Gas Utilities (0.4%)
Atmos Energy Corp.	5,264	882,404
Multi-Utilities (1.0%)
Ameren Corp.	19,805	1,977,727
Total common stocks (cost: $169,468,621)		200,839,563

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	775,943	$775,943
T. Rowe Price Government Reserve Fund, current rate 3.770%	167	167
Total short-term securities (cost: $776,110)		776,110
Total investments in securities (cost: $170,244,731) (c)		201,615,673
Liabilities in excess of cash and other assets (-0.3%)		(520,803)
Total net assets (100.0%)		$201,094,870

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  At December 31, 2025, the cost of investments for federal income tax purposes was $170,686,117. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$36,957,707
Gross unrealized depreciation	(6,028,151)
Net unrealized appreciation	$30,929,556

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2025

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.7%)
Communication Services (11.2%)
Entertainment (1.2%)
Netflix, Inc. (b)	17,570	$1,647,363
Interactive Media & Services (9.1%)
Alphabet, Inc. Class A	27,831	8,711,103
Meta Platforms, Inc. Class A	5,492	3,625,214
		12,336,317
Wireless Telecommunication Services (0.9%)
T-Mobile U.S., Inc.	6,114	1,241,387
Consumer Discretionary (9.9%)
Automobiles (0.6%)
Tesla, Inc. (b)	1,968	885,049
Broadline Retail (5.0%)
Amazon.com, Inc. (b)	29,193	6,738,328
Distributors (0.7%)
Pool Corp.	4,109	939,934
Hotels, Restaurants & Leisure (1.5%)
Chipotle Mexican Grill, Inc. (b)	14,969	553,853
Marriott International, Inc. Class A	4,837	1,500,631
		2,054,484
Specialty Retail (2.1%)
AutoZone, Inc. (b)	350	1,187,025
Lowe's Cos., Inc.	5,404	1,303,229
TJX Cos., Inc.	2,355	361,751
		2,852,005
Consumer Staples (5.6%)
Beverages (0.6%)
Monster Beverage Corp. (b)	9,647	739,635
Consumer Staples Distribution & Retail (2.8%)
BJ's Wholesale Club Holdings, Inc. (b)	14,772	1,329,923
Walmart, Inc.	22,168	2,469,737
		3,799,660
Food Products (0.9%)
McCormick & Co., Inc.	18,684	1,272,567
Tobacco (1.3%)
Philip Morris International, Inc.	11,022	1,767,929
Energy (2.7%)
Oil, Gas & Consumable Fuels (2.7%)
Expand Energy Corp.	5,087	561,401
Exxon Mobil Corp.	17,096	2,057,333
Williams Cos., Inc.	16,488	991,094
		3,609,828
Financial (13.2%)
Banks (4.1%)
JPMorgan Chase & Co.	10,276	3,311,133
Wells Fargo & Co.	24,072	2,243,510
		5,554,643
	Shares	Value(a)
Capital Markets (4.1%)
Goldman Sachs Group, Inc.	1,947	$1,711,413
Intercontinental Exchange, Inc.	8,845	1,432,536
KKR & Co., Inc.	7,301	930,732
Nasdaq, Inc.	15,034	1,460,252
		5,534,933
Consumer Finance (0.9%)
American Express Co.	3,415	1,263,379
Financial Services (2.5%)
Klarna Group PLC (b)	14,781	427,319
Mastercard, Inc. Class A	5,250	2,997,120
		3,424,439
Insurance (1.6%)
Arthur J Gallagher & Co.	4,153	1,074,755
Chubb Ltd.	3,533	1,102,720
		2,177,475
Health Care (9.1%)
Biotechnology (2.8%)
Gilead Sciences, Inc.	12,700	1,558,798
United Therapeutics Corp. (b)	1,541	750,852
Vertex Pharmaceuticals, Inc. (b)	3,286	1,489,741
		3,799,391
Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	14,570	1,825,476
Health Care Providers & Services (1.3%)
Cencora, Inc.	4,009	1,354,040
HCA Healthcare, Inc.	963	449,586
		1,803,626
Pharmaceuticals (3.7%)
Eli Lilly & Co.	3,012	3,236,936
Johnson & Johnson	8,578	1,775,217
		5,012,153
Industrials (9.5%)
Aerospace & Defense (2.5%)
General Electric Co.	5,529	1,703,098
RTX Corp.	8,934	1,638,495
		3,341,593
Building Products (1.3%)
Builders FirstSource, Inc. (b)	5,754	592,029
Trane Technologies PLC	2,998	1,166,822
		1,758,851
Commercial Services & Supplies (0.7%)
Republic Services, Inc.	4,472	947,751
Electrical Equipment (1.4%)
Emerson Electric Co.	7,461	990,224
GE Vernova, Inc.	1,402	916,305
		1,906,529

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Machinery (2.2%)
Caterpillar, Inc.	3,170	$1,815,998
Parker-Hannifin Corp.	1,405	1,234,939
		3,050,937
Trading Companies & Distributors (1.4%)
Ferguson Enterprises, Inc.	4,569	1,017,197
FTAI Aviation Ltd.	4,451	876,179
		1,893,376
Information Technology (32.3%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	1,787	684,993
Electronic Equipment, Instruments & Components (0.7%)
Corning, Inc.	11,324	991,529
Semiconductors & Semiconductor Equipment (12.9%)
Broadcom, Inc.	14,032	4,856,475
KLA Corp.	1,266	1,538,291
NVIDIA Corp.	59,619	11,118,944
		17,513,710
Software (10.3%)
Cadence Design Systems, Inc. (b)	2,896	905,232
Microsoft Corp.	20,162	9,750,746
Oracle Corp.	6,888	1,342,540
Roper Technologies, Inc.	154	68,550
Trimble, Inc. (b)	11,580	907,293
Tyler Technologies, Inc. (b)	2,162	981,440
		13,955,801
Technology Hardware Storage & Peripherals (7.9%)
Apple, Inc.	39,459	10,727,324
Materials (1.8%)
Chemicals (1.8%)
Linde PLC	2,863	1,220,755
Sherwin-Williams Co.	3,871	1,254,320
		2,475,075
	Shares	Value(a)
Real Estate (2.0%)
Health Care REITs (1.1%)
Welltower, Inc.	8,238	$1,529,055
Retail REITs (0.9%)
Simon Property Group, Inc.	6,527	1,208,213
Utilities (2.4%)
Gas Utilities (0.8%)
Atmos Energy Corp.	6,553	1,098,479
Multi-Utilities (1.6%)
Dominion Energy, Inc.	19,236	1,127,037
WEC Energy Group, Inc.	10,277	1,083,813
		2,210,850
Total common stocks (cost: $83,129,726)		135,574,067
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 3.740%	578,274	578,274
Total short-term securities (cost: $578,274)		578,274
Total investments in securities (cost: $83,708,000) (c)		136,152,341
Liabilities in excess of cash and other assets (-0.1%)		(149,843)
Total net assets (100.0%)		$136,002,498

Investments in Securities Legend

(a)  Securities are valued in accordance with procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  At December 31, 2025 the cost of investments for federal income tax purposes was $83,719,249. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$55,168,636
Gross unrealized depreciation	(2,735,544)
Net unrealized appreciation	$52,433,092

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2025

	SFT Balanced Stabilization Fund		SFT Core Bond Fund	SFT Equity Stabilization Fund		SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund
Assets
Investments in securities, at fair value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$275,038,673	$472,776,209		$241,504,695		$233,958,245	$240,083,692	$1,610,317,013
Affiliated issuers (Note 8)		304,436,755	–		–		–	–	–
Cash on demand deposit		10,155,546	–		7,293,735		–	544	7,043
Due from broker[1]		–	1,062,430		500,000		–	–	–
Foreign currency on deposit[2]		–	166,111		–		–	–	–
Receivable:
Fund shares sold		–	394		–		–	–	185,362
Investment securities sold (including paydowns)		–	3,614,305		–		–	202,724	–
Investment securities sold on a when-issued or forward commitment basis (Note 2)		–	174,414		–		–	–	–
Investment securities sold on a TBA basis (Note 2)		–	4,959,265		–		–	–	–
Dividends and accrued interest		2,092,720	2,150,007		17,874		100,851	257,098	851,407
Refundable foreign income taxes withheld		–	–		–		–	–	–
Unrealized appreciation on forward foreign currency contracts		–	35,572		–		–	–	–
Prepaid expenses		12,530	19,392		17,090		16,276	16,306	36,573
Total assets		591,736,224	484,958,099		249,333,394		234,075,372	240,560,364	1,611,397,398
Liabilities
Due to custodian		–	119,964		–		–	–	–
Payable:
Fund shares repurchased		652,912	380,536		9,969		640,325	70,979	–
Investment securities purchased		–	12,591,673		–		–	543,054	–
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)		–	1,385,885		–		–	–	–
Investment securities purchased on a TBA basis (Note 2)		–	44,877,028		–		–	–	–
Adviser		412,189	242,989		180,089		110,973	79,503	401,368
Variation margin on futures contracts		561,097	108,619		194,015		–	67,605	150,027
Accrued expenses		140,360	189,467		84,262		85,702	101,663	183,335
Unrealized depreciation on forward foreign currency contracts		–	71,053		–		–	–	–
Options written at value[3]		35,040	–		15,150		–	–	–
Total liabilities		1,801,598	59,967,214		483,485		837,000	862,804	734,730
Net assets applicable to outstanding capital stock		$589,934,626	$424,990,885		$248,849,909		$233,238,372	$239,697,560	$1,610,662,668
Net Assets Consist of:
Paid in capital**		$137,610,428	$318,836,898		$117,054,666		$233,236,307	$(84,000,173)	$(298,608,898)
Total distributable earnings		452,324,198	106,153,987		131,795,243		2,065	323,697,733	1,909,271,566
Net assets		$589,934,626	$424,990,885		$248,849,909		$233,238,372	$239,697,560	$1,610,662,668
Net assets by class:
Class 1	$	N/A	$13,059,069	$	N/A	$	N/A	$53,342,926	$615,685,669
Class 2		589,934,626	411,931,816		248,849,909		233,238,372	186,354,634	994,976,999
Net asset value per share of outstanding capital stock by class:
Class 1		N/A	2.724		N/A		N/A	9.520	30.523
Class 2		26.893	2.611		16.621		1.000	9.124	29.240
* Identified cost
Unaffiliated issuers		$259,622,940	$479,660,487		$169,811,412		$233,958,245	$170,233,353	$452,549,496
Affiliated issuers		79,192,055	–		–		–	–	–
** Shares outstanding by class:
Class 1		N/A	4,793,623		N/A		N/A	5,603,409	20,171,350
Class 2		21,936,705	157,793,394		14,972,443		233,238,372	20,424,459	34,027,852
[1] Cash collateral for open futures contracts		$–	$1,062,430		$500,000		$–	$–	$–
[2] Foreign currency on deposit (cost)		$–	$164,537		$–		$–	$–	$–
[3] Premiums received		$240,756	$–		$104,233		$–	$–	$–

See accompanying notes to financial statements.

	SFT Macquarie Growth Fund		SFT Macquarie Small Cap Growth Fund		SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at fair value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$641,429,726		$166,190,918	$113,942,934		$201,615,673	$136,152,341
Affiliated issuers (Note 8)		–		–	–		–	–
Cash on demand deposit		–		–	–		–	2,114
Due from broker[1]		–		–	–		–	–
Foreign currency on deposit[2]		–		–	–		–	–
Receivable:
Fund shares sold		–		–	4,085		16,930	–
Investment securities sold (including paydowns)		–		113,487	–		27,133	–
Investment securities sold on a when-issued or forward commitment basis (Note 2)		–		–	–		–	–
Investment securities sold on a TBA basis (Note 2)		–		–	–		–	–
Dividends and accrued interest		122,611		17,144	374,172		192,649	39,204
Refundable foreign income taxes withheld		–		–	–		11,048	705
Unrealized appreciation on forward foreign currency contracts		–		–	–		–	–
Prepaid expenses		22,925		15,107	14,211		15,895	14,519
Total assets		641,575,262		166,336,656	114,335,402		201,879,328	136,208,883
Liabilities
Due to custodian		–		–	–		–	–
Payable:
Fund shares repurchased		63,653		8,678	15,858		–	30,058
Investment securities purchased		–		254,189	–		536,155	–
Investment securities purchased on a when-issued or forward – commitment basis (Note 2)		–		–	–		–	–
Investment securities purchased on a TBA basis (Note 2)		–		–	–		–	–
Adviser		493,679		165,257	97,103		149,704	99,327
Variation margin on futures contracts		–		–	–		–	–
Accrued expenses		104,820		86,794	79,750		98,599	77,000
Unrealized depreciation on forward foreign currency contracts		–		–	–		–	–
Options written at value[3]		–		–	–		–	–
Total liabilities		662,152		514,918	192,711		784,458	206,385
Net assets applicable to outstanding capital stock		$640,913,110		$165,821,738	$114,142,691		$201,094,870	$136,002,498
Net Assets Consist of:
Paid in capital**		$(247,615,375)		$(14,255,724)	$(32,838,094)		$(16,561,330)	$(29,365,368)
Total distributable earnings		888,528,485		180,077,462	146,980,785		217,656,200	165,367,866
Net assets		$640,913,110		$165,821,738	$114,142,691		$201,094,870	$136,002,498
Net assets by class:
Class 1	$	N/A	$	N/A	$17,907,108	$	N/A	$9,742,624
Class 2		640,913,110		165,821,738	96,235,583		201,094,870	126,259,874
Net asset value per share of outstanding capital stock by class:
Class 1		N/A		N/A	7.199		N/A	38.735
Class 2		50.384		28.483	6.899		28.504	37.621
* Identified cost
Unaffiliated issuers		$336,357,677		$137,099,948	$111,375,238		$170,244,731	$83,708,000
Affiliated issuers		–		–	–		–	–
** Shares outstanding by class:
Class 1		N/A		N/A	2,487,564		N/A	251,522
Class 2		12,720,676		5,821,683	13,949,772		7,054,879	3,356,133
[1] Cash collateral for open futures contracts		$–		$–	$–		$–	$–
[2] Foreign currency on deposit (cost)		$–		$–	$–		$–	$–
[3] Premiums received		$–		$–	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2025

	SFT Balanced Stabilization Fund	SFT Core Bond Fund	SFT Equity Stabilization Fund	SFT Government Money Market Fund	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund
Income:
Interest[1]	$10,019,234	$18,151,103	$–	$8,694,200	$56,707	$–
Dividends[1]	1,307,679	995,217	7,128,785	898,640	3,486,076	20,147,458
Foreign tax withholding	–	(403)	–	–	(8,571)	(4,303)
Total investment income	11,326,913	19,145,917	7,128,785	9,592,840	3,534,212	20,143,155
Expenses (Note 4):
Investment advisory fee	3,266,669	1,700,347	1,483,725	568,232	344,211	2,012,837
Rule 12b-1 fees	1,484,849	1,035,409	674,420	568,232	455,079	2,328,957
Audit and accounting services	286,197	386,274	143,796	157,579	162,225	318,216
Administrative services fee	43,000	51,999	43,000	60,001	41,001	41,001
Legal fees	36,401	36,401	36,401	37,640	36,401	36,401
Custodian fees	13,695	17,622	12,855	10,336	17,979	29,141
Printing and shareholder reports	14,048	13,977	13,953	14,296	14,035	13,968
Trustee's fees	35,026	37,100	35,026	35,078	35,026	35,026
S&P licensing fee	9,501	–	9,501	–	38,901	84,841
Insurance	14,501	14,501	14,501	14,501	14,501	14,501
Other	18,880	28,332	24,495	16,856	21,155	51,774
Total expenses	5,222,767	3,321,962	2,491,673	1,482,751	1,180,514	4,966,663
Net investment income (loss)	6,104,146	15,823,955	4,637,112	8,110,089	2,353,698	15,176,492
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	4,253,336	(155,831)	11,496,557	104	12,619,722	90,946,290
Affiliated issuers (Note 8)	59,789,060	–	–	–	–	–
Written options contracts	763,013	–	396,865	–	–	–
Foreign forward currency contracts	–	(151,542)	–	–	–	–
Foreign currency transactions	–	(7,536)	–	–	–	–
Other	–	8,888	–	–	13,971	11,369
Futures contracts	(8,377,617)	1,326,550	(10,087,293)	–	(221,549)	963,914
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	7,039,042	13,800,696	13,132,775	–	873,958	136,101,455
Affiliated issuers (Note 8)	(10,221,688)	–	–	–	–	–
Written options contracts	227,560	–	98,950	–	–	–
Translation of assets and liabilities in foreign currency	–	(10,364)	–	–	–	–
Foreign forward currency contracts	–	(123,728)	–	–	–	–
Futures contracts	354,457	(73,854)	1,636,735	–	86,877	1,454,694
Net gains (losses) on investments	53,827,163	14,613,279	16,674,589	104	13,372,979	229,477,722
Net increase (decrease) in net assets resulting from operations	$59,931,309	$30,437,234	$21,311,701	$8,110,193	$15,726,677	$244,654,214

1  All income is from unaffiliated issuers.

See accompanying notes to financial statements.

	SFT Macquarie Growth Fund	SFT Macquarie Small Cap Growth Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$–	$–	$–	$8,583	$–
Dividends[1]	4,181,438	428,833	3,397,979	3,548,328	1,381,146
Foreign tax withholding	(115,327)	–	–	(15,214)	(9,393)
Total investment income	4,066,111	428,833	3,397,979	3,541,697	1,371,753
Expenses (Note 4):
Investment advisory fee	4,058,313	1,339,715	815,003	1,130,966	721,812
Rule 12b-1 fees	1,582,630	394,034	247,846	496,038	306,541
Audit and accounting services	199,452	138,921	143,057	146,756	138,937
Administrative services fee	41,001	41,001	41,001	41,001	41,001
Legal fees	36,401	36,401	36,401	36,401	36,401
Custodian fees	12,080	19,221	12,470	19,557	15,815
Printing and shareholder reports	16,442	16,442	13,973	13,958	13,981
Trustee's fees	35,026	35,026	35,026	35,026	35,026
S&P licensing fee	–	–	–	–	–
Insurance	14,501	14,501	14,501	14,501	14,501
Other	79,852	66,234	45,531	63,715	10,885
Total expenses	6,075,698	2,101,496	1,404,809	1,997,919	1,334,900
Net investment income (loss)	(2,009,587)	(1,672,663)	1,993,170	1,543,778	36,853
Realized gains (losses) on investments and foreign currencies:
Investments (Note 3)
Unaffiliated issuers	83,232,840	21,382,864	1,601,544	12,178,983	17,065,291
Affiliated issuers (Note 8)	–	–	–	–	–
Written options contracts	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–
Foreign currency transactions	25	–	–	(647)	–
Other	5,529	21,257	–	8,582	15,148
Futures contracts	–	–	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	(28,140,978)	(50,649)	(1,056,880)	8,427,219	122,704
Affiliated issuers (Note 8)	–	–	–	–	–
Written options contracts	–	–	–	–	–
Translation of assets and liabilities in foreign currency	712	–	–	1,314	–
Foreign forward currency contracts	–	–	–	–	–
Futures contracts	–	–	–	–	–
Net gains (losses) on investments	55,098,128	21,353,472	544,664	20,615,451	17,203,143
Net increase (decrease) in net assets resulting from operations	$53,088,541	$19,680,809	$2,537,834	$22,159,229	$17,239,996

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2025 and year ended December 31, 2024

	SFT Balanced Stabilization Fund		SFT Core Bond Fund		SFT Equity Stabilization Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income	$6,104,146	$6,722,691	$15,823,955	$16,752,271	$4,637,112	$5,902,713
Net realized gains (losses) on investments	56,427,792	30,112,825	1,020,529	(897,057)	1,806,129	16,276,647
Net change in unrealized appreciation or depreciation of investments	(2,600,629)	45,505,375	13,592,750	(12,492,164)	14,868,460	7,517,152
Net increase in net assets resulting from operations	59,931,309	82,340,891	30,437,234	3,363,050	21,311,701	29,696,512
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	3,009,709	3,350,842	–	–
Class 2	10,795,639	7,616,910	9,175,960	10,366,113	3,124,790	3,476,633
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(1,206,987)	(2,230,849)	–	–
Class 2	(98,932,748)	(124,445,926)	(41,269,523)	(38,848,179)	(55,193,762)	(66,934,385)
Increase (decrease) in net assets from capital stock transactions	(88,137,109)	(116,829,016)	(30,290,841)	(27,362,073)	(52,068,972)	(63,457,752)
Total increase (decrease) in net assets	(28,205,800)	(34,488,125)	146,393	(23,999,023)	(30,757,271)	(33,761,240)
Net assets at beginning of period	618,140,426	652,628,551	424,844,492	448,843,515	279,607,180	313,368,420
Net assets at end of period	$589,934,626	$618,140,426	$424,990,885	$424,844,492	$248,849,909	$279,607,180
Capital share transactions:
Proceeds from sales
Class 1	–	–	1,115,332	1,332,260	–	–
Class 2	432,964	319,781	3,648,605	4,328,201	194,444	235,895
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(459,520)	(894,956)	–	–
Class 2	(3,938,314)	(5,372,903)	(16,340,800)	(16,016,835)	(3,418,230)	(4,449,225)
Net change from capital transactions	(3,505,350)	(5,053,122)	(12,036,383)	(11,251,330)	(3,223,786)	(4,213,330)

See accompanying notes to financial statements.

	SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund
	2025	2024	2025	2024
Operations:
Net investment income	$8,110,089	$10,239,151	$2,353,698	$2,383,522
Net realized gains (losses) on investments	104	–	12,412,144	18,252,618
Net change in unrealized appreciation or depreciation of investments	–	–	960,835	7,729,324
Net increase in net assets resulting from operations	8,110,193	10,239,151	15,726,677	28,365,464
Distributions to shareholders:
From distributable earnings
Class 2	(8,110,193)	(10,239,151)	–	–
Decrease in net assets from distributions	(8,110,193)	(10,239,151)	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	7,270,005	5,213,587
Class 2	34,869,337	39,964,738	4,621,204	1,820,439
Value of distributions reinvested
Class 2	8,110,193	10,239,151	–	–
Payments for redemption of shares
Class 1	–	–	(1,647,044)	(1,929,024)
Class 2	(35,341,164)	(54,073,181)	(15,753,912)	(23,744,215)
Increase (decrease) in net assets from capital stock transactions	7,638,366	(3,869,292)	(5,509,747)	(18,639,213)
Total increase (decrease) in net assets	7,638,366	(3,869,292)	10,216,930	9,726,251
Net assets at beginning of period	225,600,006	229,469,298	229,480,630	219,754,379
Net assets at end of period	$233,238,372	$225,600,006	$239,697,560	$229,480,630
Capital share transactions:
Proceeds from sales
Class 1	–	–	809,870	620,783
Class 2	34,869,337	39,964,738	547,612	222,586
Issued on reinvestment of distributions
Class 2	8,110,193	10,239,151	–	–
Payments for redemption of shares
Class 1	–	–	(181,692)	(231,460)
Class 2	(35,341,164)	(54,073,181)	(1,825,198)	(2,922,753)
Net change from capital transactions	7,638,366	(3,869,292)	(649,408)	(2,310,844)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2025 and year ended December 31, 2024

	SFT Index 500 Fund		SFT Macquarie Growth Fund		SFT Macquarie Small Cap Growth Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income	$15,176,492	$15,556,874	$(2,009,587)	$(1,984,623)	$(1,672,663)	$(1,518,175)
Net realized gains on investments	91,921,573	87,183,259	83,238,394	73,996,260	21,404,121	9,494,318
Net change in unrealized appreciation or depreciation of investments	137,556,149	189,245,497	(28,140,266)	62,667,436	(50,649)	12,679,416
Net increase in net assets resulting from operations	244,654,214	291,985,630	53,088,541	134,679,073	19,680,809	20,655,559
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	58,699,928	55,815,056	–	–	–	–
Class 2	14,191,603	13,593,572	1,643,247	676,682	889,232	1,474,903
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(95,467,651)	(43,658,447)	–	–	–	–
Class 2	(78,185,480)	(81,913,731)	(62,177,184)	(80,253,105)	(13,841,980)	(13,395,167)
Decrease in net assets from capital stock transactions	(100,761,600)	(56,163,550)	(60,533,937)	(79,576,423)	(12,952,748)	(11,920,264)
Total increase (decrease) in net assets	143,892,614	235,822,080	(7,445,396)	55,102,650	6,728,061	8,735,295
Net assets at beginning of period	1,466,770,054	1,230,947,974	648,358,506	593,255,856	159,093,677	150,358,382
Net assets at end of period	$1,610,662,668	$1,466,770,054	$640,913,110	$648,358,506	$165,821,738	$159,093,677
Capital share transactions:
Proceeds from sales
Class 1	2,130,599	2,299,042	–	–	–	–
Class 2	559,502	576,099	36,748	15,674	37,192	60,023
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(3,495,520)	(1,899,331)	–	–	–	–
Class 2	(2,954,858)	(3,655,155)	(1,306,926)	(1,892,933)	(534,556)	(556,291)
Net change from capital transactions	(3,760,277)	(2,679,345)	(1,270,178)	(1,877,259)	(497,364)	(496,268)

See accompanying notes to financial statements.

	SFT Real Estate Securities Fund		SFT T. Rowe Price Value Fund
	2025	2024	2025	2024
Operations:
Net investment income	$1,993,170	$1,971,012	$1,543,778	$1,734,731
Net realized gains on investments	1,601,544	4,145,200	12,186,918	22,089,508
Net change in unrealized appreciation or depreciation of investments	(1,056,880)	1,383,194	8,428,533	3,714,776
Net increase in net assets resulting from operations	2,537,834	7,499,406	22,159,229	27,539,015
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	2,890,336	2,767,604	–	–
Class 2	2,493,417	1,658,964	3,019,902	903,439
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(1,246,206)	(2,581,448)	–	–
Class 2	(8,525,306)	(17,302,650)	(19,394,484)	(27,473,402)
Decrease in net assets from capital stock transactions	(4,387,759)	(15,457,530)	(16,374,582)	(26,569,963)
Total increase (decrease) in net assets	(1,849,925)	(7,958,124)	5,784,647	969,052
Net assets at beginning of period	115,992,616	123,950,740	195,310,223	194,341,171
Net assets at end of period	$114,142,691	$115,992,616	$201,094,870	$195,310,223
Capital share transactions:
Proceeds from sales
Class 1	400,735	401,260	–	–
Class 2	361,408	266,982	111,968	36,586
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(172,719)	(380,236)	–	–
Class 2	(1,236,983)	(2,602,171)	(717,227)	(1,113,588)
Net change from capital transactions	(647,559)	(2,314,165)	(605,259)	(1,077,002)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2025 and year ended December 31, 2024

	SFT Wellington Core Equity Fund
	2025	2024
Operations:
Net investment income	$36,853	$187,235
Net realized gains on investments	17,080,439	19,418,829
Net change in unrealized appreciation or depreciation of investments	122,704	8,834,386
Net increase in net assets resulting from operations	17,239,996	28,440,450
Distributions to shareholders:
From distributable earnings
Class 2	–	–
Decrease in net assets from distributions	–	–
Capital stock transactions:
Proceeds from sales
Class 1	1,535,766	1,187,685
Class 2	739,685	1,072,168
Value of distributions reinvested
Class 2	–	–
Payments for redemption of shares
Class 1	(514,117)	(657,253)
Class 2	(14,668,220)	(17,429,175)
Decrease in net assets from capital stock transactions	(12,906,886)	(15,826,575)
Total increase in net assets	4,333,110	12,613,875
Net assets at beginning of period	131,669,388	119,055,513
Net assets at end of period	$136,002,498	$131,669,388
Capital share transactions:
Proceeds from sales
Class 1	44,663	37,657
Class 2	22,049	34,766
Issued on reinvestment of distributions
Class 2	–	–
Payments for redemption of shares
Class 1	(14,223)	(21,203)
Class 2	(424,910)	(572,196)
Net change from capital transactions	(372,421)	(520,976)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Balanced Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.296	$21.401	$18.534	$21.210	$18.697
Income from investment operations:
Net investment income (a)	.257	.241	.282	.136	.019
Net realized and unrealized gain(loss) on investments	2.340	2.654	2.585	(2.812)	2.494
Total from investment operations	2.597	2.895	2.867	(2.676)	2.513
Net asset value, end of period	$26.893	$24.296	$21.401	$18.534	$21.210
Total return (b)	10.69%	13.53%	15.47%	(12.62)%	13.46%
Net assets, end of period (in thousands)	$589,935	$618,140	$652,629	$625,412	$729,543
Ratios to average net assets:
Expenses before waiver (c)	.88%	.87%	.87%	.86%	.85%
Expenses (c)	.88%	.87%	.87%	.86%	.84	%(d)
Net investment income	1.03%	1.04%	1.43%	.71%	.10%
Portfolio turnover rate (excluding short-term securities)	10.3%	0.6%	4.1%	12.0%	5.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$2.530	$2.505	$2.364	$2.747	$2.755
Income from investment operations:
Net investment income (a)	.104	.103	.098	.065	.056
Net realized and unrealized gain(loss) on investments	.090	(.078)	.043	(.448)	(.064)
Total from investment operations	.194	.025	.141	(.383)	(.008)
Net asset value, end of period	$2.724	$2.530	$2.505	$2.364	$2.747
Total return (b)	7.67%	0.99%	5.98%	(13.93)%	(0.29)%
Net assets, end of period (in thousands)	$13,059	$10,469	$9,271	$7,303	$7,751
Ratios to average net assets:
Expenses (c)	.54%	.53%	.51%	.50%	.49%
Net investment income	3.96%	4.07%	4.09%	2.62%	2.03%
Portfolio turnover rate (excluding short-term securities)	359.6%	326.0%	209.9%	139.2%	67.3%
	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$2.431	$2.413	$2.282	$2.659	$2.673
Income from investment operations:
Net investment income (a)	.094	.093	.089	.057	.047
Net realized and unrealized gain(loss) on investments	.086	(.075)	.042	(.434)	(.061)
Total from investment operations	.180	.018	.131	(.377)	(.014)
Net asset value, end of period	$2.611	$2.431	$2.413	$2.282	$2.659
Total return (b)	7.40%	0.73%	5.72%	(14.17)%	(0.54)%
Net assets, end of period (in thousands)	$411,932	$414,376	$439,572	$431,655	$522,580
Ratios to average net assets:
Expenses (c)	.79%	.78%	.76%	.75%	.74%
Net investment income	3.72%	3.83%	3.83%	2.38%	1.78%
Portfolio turnover rate (excluding short-term securities)	359.6%	326.0%	209.9%	139.2%	67.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Equity Stabilization Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$15.366	$13.984	$12.969	$14.363	$12.804
Income from investment operations:
Net investment income (a)	.277	.290	.268	.169	.154
Net realized and unrealized gain(loss) on investments	.978	1.092	.747	(1.563)	1.405
Total from investment operations	1.255	1.382	1.015	(1.394)	1.559
Net asset value, end of period	$16.621	$15.366	$13.984	$12.969	$14.363
Total return (b)	8.16%	9.89%	7.82%	(9.71)%	12.18%
Net assets, end of period (in thousands)	$248,850	$279,607	$313,368	$328,345	$372,333
Ratios to average net assets:
Expenses before waiver (c)	.92%	.90%	.90%	.88%	.87%
Expenses (c)	.92%	.90%	.90%	.88%	.85	%(d)
Net investment income	1.72%	1.93%	2.01%	1.28%	1.13%
Portfolio turnover rate (excluding short-term securities)	5.2%	–%	0.6%	12.3%	3.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024		2023	2022		2021
Net asset value, beginning of period	$1.000	$1.000		$1.000	$1.000		$1.000
Income from investment operations:
Net investment income (a)	.036	.045		.044	.011		–
Net realized and unrealized gain(loss) on investments	–	–		–	–		–
Total from investment operations	.036	.045		.044	.011		–
Less distributions:
Distributions from net investment income	(.036)	(.045)		(.044)	(.011)		–
Net asset value, end of period	$1.000	$1.000		$1.000	$1.000		$1.000
Total return (b)	3.63%	4.61%		4.47%	1.12%		–%
Net assets, end of period (in thousands)	$233,238	$225,600		$229,469	$222,482		$197,078
Ratios to average net assets:
Expenses before waiver	.65%	.67%		.64%	.64%		.66%
Expenses (c)	.65%	.67	%(d)	.64%	.48	%(d)	.04	%(d)
Net investment income	3.57%	4.51%		4.38%	1.16%		–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$8.885	$7.823	$6.745	$7.786	$6.264
Income from investment operations:
Net investment income (a)	.110	.107	.100	.084	.068
Net realized and unrealized gain(loss) on investments	.525	.955	.978	(1.125)	1.454
Total from investment operations	.635	1.062	1.078	(1.041)	1.522
Net asset value, end of period	$9.520	$8.885	$7.823	$6.745	$7.786
Total return (b)	7.14%	13.58%	15.99%	(13.38)%	24.30%
Net assets, end of period (in thousands)	$53,343	$44,206	$35,875	$28,379	$25,327
Ratios to average net assets:
Expenses (c)	.32%	.31%	.31%	.30%	.28%
Net investment income	1.23%	1.26%	1.40%	1.22%	.93%
Portfolio turnover rate (excluding short-term securities)	18.0%	16.0%	20.7%	15.0%	15.3%
	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$8.537	$7.535	$6.513	$7.538	$6.079
Income from investment operations:
Net investment income (a)	.084	.082	.079	.063	.050
Net realized and unrealized gain(loss) on investments	.503	.920	.943	(1.088)	1.409
Total from investment operations	.587	1.002	1.022	(1.025)	1.459
Net asset value, end of period	$9.124	$8.537	$7.535	$6.513	$7.538
Total return (b)	6.87%	13.30%	15.70%	(13.60)%	23.99%
Net assets, end of period (in thousands)	$186,355	$185,275	$183,879	$169,289	$207,828
Ratios to average net assets:
Expenses (c)	.57%	.56%	.56%	.55%	.53%
Net investment income	.97%	1.00%	1.14%	.94%	.71%
Portfolio turnover rate (excluding short-term securities)	18.0%	16.0%	20.7%	15.0%	15.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.945	$20.797	$16.502	$20.191	$15.732
Income from investment operations:
Net investment income (a)	.318	.308	.283	.251	.215
Net realized and unrealized gain(loss) on investments	4.260	4.840	4.012	(3.940)	4.244
Total from investment operations	4.578	5.148	4.295	(3.689)	4.459
Net asset value, end of period	$30.523	$25.945	$20.797	$16.502	$20.191
Total return (b)	17.64%	24.75%	26.03%	(18.27)%	28.35%
Net assets, end of period (in thousands)	$615,686	$558,748	$439,577	$322,375	$365,210
Ratios to average net assets:
Expenses (c)	.17%	.18%	.19%	.19%	.19%
Net investment income	1.16%	1.30%	1.52%	1.44%	1.19%
Portfolio turnover rate (excluding short-term securities)	4.4%	3.2%	2.5%	2.1%	2.3%
	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$24.930	$20.034	$15.936	$19.547	$15.268
Income from investment operations:
Net investment income (a)	.240	.240	.227	.200	.164
Net realized and unrealized gain(loss) on investments	4.070	4.656	3.871	(3.811)	4.115
Total from investment operations	4.310	4.896	4.098	(3.611)	4.279
Net asset value, end of period	$29.240	$24.930	$20.034	$15.936	$19.547
Total return (b)	17.29%	24.44%	25.71%	(18.47)%	28.03%
Net assets, end of period (in thousands)	$994,977	$908,022	$791,371	$665,209	$862,746
Ratios to average net assets:
Expenses (c)	.42%	.43%	.44%	.44%	.44%
Net investment income	.91%	1.05%	1.27%	1.18%	.94%
Portfolio turnover rate (excluding short-term securities)	4.4%	3.2%	2.5%	2.1%	2.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Macquarie Growth Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$46.342	$37.387	$27.100	$37.202	$28.554
Income from investment operations:
Net investment loss (a)	(.150)	(.133)	(.090)	(.082)	(.124)
Net realized and unrealized gain(loss) on investments	4.192	9.088	10.377	(10.020)	8.772
Total from investment operations	4.042	8.955	10.287	(10.102)	8.648
Net asset value, end of period	$50.384	$46.342	$37.387	$27.100	$37.202
Total return (b)	8.72%	23.95%	37.96%	(27.15)%	30.29%
Net assets, end of period (in thousands)	$640,913	$648,359	$593,256	$478,459	$705,437
Ratios to average net assets:
Expenses (c)	.96%	.95%	.97%	.96%	.96%
Net investment income	(.32)%	(.31)%	(.28)%	(.27)%	(.38)%
Portfolio turnover rate (excluding short-term securities)	25.8%	8.5%	9.1%	8.5%	14.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Macquarie Small Cap Growth Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.177	$22.062	$19.561	$26.750	$25.579
Income from investment operations:
Net investment loss (a)	(.276)	(.232)	(.168)	(.179)	(.233)
Net realized and unrealized gain(loss) on investments	3.582	3.347	2.669	(7.010)	1.404
Total from investment operations	3.306	3.115	2.501	(7.189)	1.171
Net asset value, end of period	$28.483	$25.177	$22.062	$19.561	$26.750
Total return (b)	13.13%	14.12%	12.79%	(26.87)%	4.58%
Net assets, end of period (in thousands)	$165,822	$159,094	$150,358	$141,138	$204,666
Ratios to average net assets:
Expenses (c)	1.33%	1.31%	1.32%	1.27%	1.23%
Net investment income	(1.06)%	(.96)%	(.80)%	(.82)%	(.84)%
Portfolio turnover rate (excluding short-term securities)	78.3%	77.4%	65.1%	61.8%	47.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$7.029	$6.605	$5.885	$7.964	$5.515
Income from investment operations:
Net investment income (a)	.140	.128	.132	.114	.061
Net realized and unrealized gain(loss) on investments	.030	.296	.588	(2.193)	2.388
Total from investment operations	.170	.424	.720	(2.079)	2.449
Net asset value, end of period	$7.199	$7.029	$6.605	$5.885	$7.964
Total return (b)	2.42%	6.42%	12.22%	(26.10)%	44.41%
Net assets, end of period (in thousands)	$17,907	$15,882	$14,785	$11,211	$13,201
Ratios to average net assets:
Expenses (c)	1.00%	.96%	.97%	.90%	.87%
Net investment income	1.94%	1.87%	2.18%	1.71%	.91%
Portfolio turnover rate (excluding short-term securities)	29.4%	27.2%	33.4%	78.7%	59.7%
	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$6.753	$6.361	$5.683	$7.709	$5.352
Income from investment operations:
Net investment income (a)	.116	.105	.110	.091	.055
Net realized and unrealized gain(loss) on investments	.030	.287	.568	(2.117)	2.302
Total from investment operations	.146	.392	.678	(2.026)	2.357
Net asset value, end of period	$6.899	$6.753	$6.361	$5.683	$7.709
Total return (b)	2.16%	6.15%	11.94%	(26.29)%	44.05%
Net assets, end of period (in thousands)	$96,236	$100,111	$109,166	$104,547	$160,607
Ratios to average net assets:
Expenses (c)	1.24%	1.21%	1.22%	1.15%	1.12%
Net investment income	1.67%	1.60%	1.88%	1.40%	.85%
Portfolio turnover rate (excluding short-term securities)	29.4%	27.2%	33.4%	78.7%	59.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.497	$22.243	$19.905	$22.533	$17.411
Income from investment operations:
Net investment income (a)	.210	.213	.228	.180	.082
Net realized and unrealized gain(loss) on investments	2.797	3.041	2.110	(2.808)	5.040
Total from investment operations	3.007	3.254	2.338	(2.628)	5.122
Net asset value, end of period	$28.504	$25.497	$22.243	$19.905	$22.533
Total return (b)	11.80%	14.63%	11.75%	(11.67)%	29.43%
Net assets, end of period (in thousands)	$201,095	$195,310	$194,341	$185,109	$239,333
Ratios to average net assets:
Expenses (c)	1.01%	.99%	1.04%	1.07%	1.05%
Net investment income	.78%	.86%	1.12%	.88%	.40%
Portfolio turnover rate (excluding short-term securities)	58.4%	56.1%	61.8%	186.4%	100.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$33.926	$27.068	$22.365	$27.698	$22.304
Income from investment operations:
Net investment income (a)	.091	.119	.155	.152	.105
Net realized and unrealized gain(loss) on investments	4.718	6.739	4.548	(5.485)	5.289
Total from investment operations	4.809	6.858	4.703	(5.333)	5.394
Net asset value, end of period	$38.735	$33.926	$27.068	$22.365	$27.698
Total return (b)	14.17%	25.34%	21.03%	(19.26)%	24.18%
Net assets, end of period (in thousands)	$9,743	$7,500	$5,539	$3,843	$3,020
Ratios to average net assets:
Expenses (c)	.78%	.78%	.85%	.87%	.84%
Net investment income	.25%	.38%	.63%	.65%	.42%
Portfolio turnover rate (excluding short-term securities)	35.5%	32.2%	23.1%	14.0%	14.4%
	Class 2 Shares
	Year ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$33.033	$26.421	$21.885	$27.173	$21.936
Income from investment operations:
Net investment income (a)	.004	.040	.094	.088	.042
Net realized and unrealized gain(loss) on investments	4.584	6.572	4.442	(5.376)	5.195
Total from investment operations	4.588	6.612	4.536	(5.288)	5.237
Net asset value, end of period	$37.621	$33.033	$26.421	$21.885	$27.173
Total return (b)	13.89%	25.02%	20.73%	(19.46)%	23.87%
Net assets, end of period (in thousands)	$126,260	$124,169	$113,517	$104,921	$141,740
Ratios to average net assets:
Expenses (c)	1.03%	1.03%	1.10%	1.12%	1.08%
Net investment income	.01%	.13%	.40%	.38%	.17%
Portfolio turnover rate (excluding short-term securities)	35.5%	32.2%	23.1%	14.0%	14.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2025

(1)   Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Macquarie Growth Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Balanced Stabilization Fund	NA	🗸
SFT Core Bond Fund	🗸	🗸
SFT Equity Stabilization Fund	NA	🗸
SFT Government Money Market Fund	NA	🗸
SFT Index 400 Mid-Cap Fund	🗸	🗸
SFT Index 500 Fund	🗸	🗸
SFT Macquarie Growth Fund	NA	🗸
SFT Macquarie Small Cap Growth Fund	NA	🗸
SFT Real Estate Securities Fund	🗸	🗸
SFT T. Rowe Price Value Fund	NA	🗸
SFT Wellington Core Equity Fund	🗸	🗸

Securian Asset Management, Inc. ("Securian AM"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a Rule 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a Rule 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the statement of assets and liabilities date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by Securian AM, as the Valuation Designee, in accordance with procedures approved by the Board of Trustees (the "Board") of the Trust and in accordance with provisions of the 1940 act. The Board has delegated the daily oversight of the securities valuation function to Securian AM, which ensures that valuations comply with the valuation policies. The summary of fair valued in good faith securities are presented to the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value in good faith by Securian AM if it determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, Securian AM is immediately notified and promptly determines whether fair value in good faith pricing is needed in accordance with the Trust's valuation procedures and, if so, approves the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at fair value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates fair value, in order to attempt to maintain a stable net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Investment Companies

The Funds may invest in other investment companies, which may not be traded on an exchange, the Funds may, as a practical expedient, estimate the fair value of an investment company based on the reported net asset value ("NAV") per share or its equivalent if the reported NAV per share or its equivalent of the investment company is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. If the investment company does not provide a reported NAV per share or its equivalent on a Business Day, Securian AM, as Valuation Designee, shall estimate fair value in good faith and in a manner consistent with the Trust's Valuation Procedures.

Foreign Currency Translations and Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The Funds do not separately report changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. Dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that each Fund pays a premium whether or not the option is exercised. Each Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. Each Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the fair value of written options.

Bank Loans

The SFT Core Bond Fund may purchase bank loans. Bank loans are interests in amounts owed by corporate or other borrowers and may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Bank loans may be made directly with a borrower or acquired through assignment or participation. The Fund's right to enforce a borrower's compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Investments in bank loans may involve special risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The Fund may also invest in loan commitments, which are contractual obligations for a future funding. The Fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments. Although typically secured, bank loans may not be backed by sufficient collateral to satisfy their issuers' obligations in the event of bankruptcy, insolvency or similar distressed scenarios. Bank loans may also be illiquid, not readily marketable, or subject to restrictions on resale.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. As of December 31, 2025, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund, qualifies as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions, or losses of the Fund will instead pass through and be considered for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and considers for federal income tax purposes the income, gains, deductions, and losses relating to those assets.

The FASB ASC 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements for the year ended December 31, 2025. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2022, 2023 and 2024) remain subject to examination by the Internal Revenue Service and states' department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock.

The Funds are treated either as partnerships and disregarded entities for federal income tax purposes. Funds other than SFT Government Money Market Fund are not required to, and will not, distribute taxable income.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis, including To Be Announced ("TBA") securities, can take place a month or more after the transaction date.

During this period, such securities are subject to market fluctuations. As of December 31, 2025, the SFT Core Bond Fund entered into outstanding, when-issued or forward commitments, including TBA securities, at a fair value of $41,485,214.

Cross-Trades

The Funds are permitted to purchase and sell securities (i.e., "cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same adviser or sub-advisor pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed.

For the year ended December 31, 2025, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT Wellington Core Equity Fund	$–	$197,468	$15,047

Securian Funds Trust
Notes to Financial Statements – continued

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2025 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Balanced Stabilization Fund	$58,199,663	$141,623,852	$–	$5,975,273
SFT Core Bond Fund	79,984,313	65,088,654	1,369,142,048	1,392,308,343
SFT Equity Stabilization Fund	12,629,193	43,646,656	–	–
SFT Index 400 Mid-Cap Fund	40,623,542	40,380,157	–	–
SFT Index 500 Fund	65,031,216	113,800,463	–	–
SFT Macquarie Growth Fund	163,544,025	224,220,606	–	–
SFT Macquarie Small Cap Growth Fund	122,151,269	136,685,235	–	–
SFT Real Estate Securities Fund	34,087,689	35,570,451	–	–
SFT T. Rowe Price Value Fund	116,063,441	130,404,790	–	–
SFT Wellington Core Equity Fund	46,651,062	59,392,345	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)   Expenses and Related Party Transactions

The Trust has entered into an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Balanced Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Equity Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Macquarie Growth Fund	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Macquarie Small Cap Growth Fund	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.57% of assets to $300 million; and 0.55% of next $200 million of assets; and 0.525% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Wellington Core Equity Fund	0.55% of assets to $300 million; and 0.525% of next $200 million of assets; and 0.50% of next $500 million of assets; and 0.45% of assets exceeding $1 billion

Securian AM has entered into a sub-advisory agreement with Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), as sub-adviser to the SFT Real Estate Securities Fund, under which Securian AM pays Cohen & Steers an annual fee ranging from 0.25% to 0.38% based on average daily net assets.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

For the period of January 1, 2025 through November 30, 2025, Securian AM had a sub-advisory agreement with Delaware Investments Fund Advisors (DIFA), a registered investment adviser for the SFT Macquarie Growth Fund and the SFT Macquarie Small Cap Growth Fund, under which Securian AM paid DIFA an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets. On December 1, 2025, Nomura Holding America Inc. (Nomura) completed a transaction whereby Nomura acquired Macquarie Management Holdings, Inc., the ultimate parent company of DIFA (the Transaction). The Transaction constituted a change of control of DIFA. As a result of the change of control, and pursuant to the 1940 Act, the previous investment sub-advisory agreement between DIFA and Securian AM automatically terminated. In anticipation of the Transaction, on October 30, 2025, the Board of Trustees of the Trust voted to approve a new investment sub-advisory agreement between Securian AM and Nomura Investments Fund Advisers (NIFA), a series of Nomura Investment Management Business Trust, which took effect as of the close of the Transaction (the New Sub-Advisory Agreement). The New Sub-Advisory Agreement was effective December 1, 2025, under which Securian AM pays NIFA an annual fee for SFT Macquarie Growth Fund and the SFT Macquarie Small Cap Growth Fund ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Metropolitan West Asset Management, LLC ("MetWest"), a wholly-owned subsidiary of TCW Group, Inc., as sub-adviser to the SFT Core Bond Fund, under which Securian pays MetWest an annual fee ranging from 0.10% to 0.18% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), as sub-adviser to the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has entered into a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), as sub-adviser to the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.27% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, a percentage of the compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has entered into an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $8,800 to $19,600.

Accounting Services

The Trust has entered into an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2025, these fees ranged from 0.01% to 0.04% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares (each, a "Covered Fund"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement (the "Income Maintenance Agreement") among the Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Income Maintenance Agreement, Securian AM agrees to waive, reimburse, or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Income Maintenance Agreement to recover the full amount waived, reimbursed, or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. There is no guarantee that the Fund will maintain a positive yield. The Income Maintenance Agreement runs through April 30, 2026 and renews annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term.

As of December 31, 2025, the amounts waived and eligible for recovery under the Income Maintenance Agreements are as follows:

	Income Maintenance Agreement	Advisory Fees Waived for the year ended December 31,	12b-1 Fees Waived for the year ended December 31,	Excess Expense Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	2025*	2025*	2025*	2025	2026	2027	2028
SFT Government Money Market Fund	May 1, 2012	$–	$–	$–	$–	$–	$–	$–

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

SFT Government Money Market Fund Expense Waiver

Securian AM and the Trust, on behalf of the SFT Government Money Market Fund, has entered into a separate Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business).

The SFT Government Money Market Expense Limitation Agreement runs through April 30, 2026 and renews annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to their respective Expense Limitation Agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Funds' prospectus.

As of December 31, 2025, the amounts waived and eligible for recovery under the Income Maintenance Agreements are as follows:

	Income Maintenance Agreement	Expense	Advisory Fees Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	Limit	2025*	2025	2026	2027	2028
SFT Government Money Market Fund	November 1, 2017	0.70%	$–	$1,915	$–	$1,915	$–

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)  Illiquid Investments

Non-Money Market Funds—Pursuant to Rule 22e-4 under the 1940 Act, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the fair value of the investment. At December 31, 2025, the SFT Core Bond Fund and SFT Real Estate Securities Fund held 3 and 1 illiquid securities with a fair value of $260,598 and $310,986 which represents 0.1% and 0.3% of net assets, respectively.

Government Money Market Funds—Money market funds are governed by Rule 2a-7 under the 1940 Act. Per Rule 2a-7, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of total assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2025, the Fund did not hold illiquid securities.

(6)  Fair Value Measurement

The Trust utilizes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, swaps, and written options.

The following is a summary of the levels used for the year ended December 31, 2025, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2025 using
Fund	Level 1	Level 2	Level 3	Total
SFT Balanced Stabilization Fund
Assets
Government Obligations	$–	$9,902,417	$–	$9,902,417
Other Mortgage-Backed Securities	–	1,444,495	–	1,444,495
Corporate Obligations	–	179,724,780	–	179,724,780
Purchased Options	147,140	–	–	147,140
Investment Companies	388,256,596	–	–	388,256,596
Total Investments	388,403,736	191,071,692	–	579,475,428
Other Financial Instruments* Futures Contracts	6,194	–	–	6,194
Liabilities
Other Financial Instruments* Futures Contract	(842,116)	–	–	(842,116)
Written Options	(35,040)	–	–	(35,040)
SFT Core Bond Fund
Assets
Government Obligations	–	275,152,811	–	275,152,811
Asset-Backed Securities	–	40,661,496	–	40,661,496
Other Mortgage-Backed Securities	–	44,869,473	–	44,869,473
Corporate Obligations	–	66,663,099	–	66,663,099
Bank Loans	–	6,405,049	–	6,405,049
Foreign Bonds	–	4,735,841	–	4,735,841
Convertible Foreign Bond	–	228,777	–	228,777
Common Stocks	132,885	–	–	132,885
Investment Companies	33,926,778	–	–	33,926,778
Total Investments	34,059,663	438,716,546	–	472,776,209
Other Financial Instruments* Forward Foreign Currency Contracts	–	35,572	–	35,572
Futures Contracts	77,158	–	–	77,158
Liabilities
Other Financial Instruments* Forward Foreign Currency Contracts	–	(71,053)	–	(71,053)
Futures Contracts	(143,556)	–	–	(143,556)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2025 using
Fund	Level 1	Level 2	Level 3	Total
SFT Equity Stabilization Fund
Assets
Investment Companies	$241,440,995	$–	$–	$241,440,995
Purchased Options	63,700	–	–	63,700
Total Investments	241,504,695	–	–	241,504,695
Other Financial Instruments* Futures Contracts	14,230	–	–	14,230
Liabilities
Other Financial Instruments* Written Options	(15,150)	–	–	(15,150)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	211,890,522	–	211,890,522
Investment Companies	22,067,723	–	–	22,067,723
Total Investments	22,067,723	211,890,522	–	233,958,245
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	233,338,675	–	–	233,338,675
Investment Companies	5,744,542	–	–	5,744,542
U.S. Government Agencies and Obligations	–	1,000,475	–	1,000,475
Total Investments	239,083,217	1,000,475	–	240,083,692
Liabilities
Other Financial Instruments* Futures Contracts	(87,957)	–	–	(87,957)
SFT Index 500 Fund
Assets
Common Stocks	1,588,558,937	–	–	1,588,558,937
Investment Companies	21,758,076	–	–	21,758,076
Total Investments	1,610,317,013	–	–	1,610,317,013
Liabilities
Other Financial Instruments* Futures Contracts	(33,394)	–	–	(33,394)
SFT Macquarie Growth Fund
Assets
Common Stocks	638,579,585	–	–	638,579,585
Investment Companies	2,850,141	–	–	2,850,141
Total Investments	641,429,726	–	–	641,429,726
SFT Macquarie Small Cap Growth Fund
Assets
Common Stocks	164,214,276	–	–	164,214,276
Investment Companies	1,976,642	–	–	1,976,642
Total Investments	166,190,918	–	–	166,190,918
SFT Real Estate Securities Fund
Assets
Common Stocks	112,715,648	–	–	112,715,648
Warrants		–	310,986	310,986
Investment Companies	916,300	–	–	916,300
Total Investments	113,631,948	310,986	–	113,942,934

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2025 using
Fund	Level 1	Level 2	Level 3	Total
SFT T. Rowe Price Value Fund
Assets
Common Stocks	$200,839,563	$–	$–	$200,839,563
Investment Companies	776,110	–	–	776,110
Total Investments	201,615,673	–	–	201,615,673
SFT Wellington Core Equity Fund
Assets
Common Stocks	135,574,067	–	–	135,574,067
Investment Companies	578,274	–	–	578,274
Total Investments	136,152,341	–	–	136,152,341

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Bank Loans – These securities are generally valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Bank Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency – These derivatives are traded in the over-the-counter derivatives market and are Principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1, 2 and 3 during the year ended December 31, 2025.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2025:

Average Notional Amount
SFT Balanced Stabilization Fund
Futures contracts	$104,429,083
Purchased options contracts	391,126
Written options contracts	(72,951)
SFT Core Bond Fund
Futures contracts	$103,165,232
Forward foreign currency contracts	5,695,249
SFT Equity Stabilization Fund
Futures contracts	$36,116,249
Purchased options contracts	172,780
Written options contracts	(46,258)
SFT Index 400 Mid-Cap Fund
Futures contracts	$5,237,224
SFT Index 500 Fund
Futures contracts	$34,558,542

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Balanced Stabilization Fund and the SFT Equity Stabilization Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds. Interest rate derivatives were purchased or sold in the SFT Core Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each Fund from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Balanced Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025
Assets:
Investments in securities, at fair value (purchased options)	$147,140	$–	$–
Variation margin on futures contracts*	–	6,194	–
Total	$147,140	$6,194	$–
Liabilities:
Variation margin on futures contracts*	$(618,779)	$(223,337)	$–
Written options contracts	(35,040)	–	–
Total	$(653,819)	$(223,337)	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2025
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(8,735,310)	$357,693	$–
Purchased options contracts	1,805,611	–	–
Written options contracts	763,013	–	–
Total	$(6,166,686)	$357,693	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$289,051	$65,406	$–
Purchased options contracts	(674,979)	–	–
Written options contracts	227,560	–	–
Total	$(158,368)	$65,406	$–
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025
Assets:
Variation margin on futures contracts*	$–	$77,158	$–
Unrealized appreciation on forward foreign currency contracts		–	35,572
Total	$–	$77,158	$35,572
Liabilities:
Variation margin on futures contracts*	$–	$(143,556)	$–
Unrealized depreciation on forward foreign currency contracts	–	–	(71,053)
Total	$–	$(143,556)	$(71,053)

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2025
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$1,326,550	$–
Forward foreign currency contracts	–	–	(151,542)
Total	$–	$1,326,550	$(151,542)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$(73,854)	$–
Forward foreign currency contracts	–	–	(123,728)
Total	$–	$(73,854)	$(123,728)
SFT Equity Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025
Assets:
Investments in securities, at fair value (purchased options)	$63,700	$–	$–
Variation margin on futures contracts*	14,230	–	–
Total	$77,930	$–	$–
Liabilities:
Written options contracts	$(15,150)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2025
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(10,087,293)	$–	$–
Purchased options contracts	(1,390,735)	–	–
Written options contracts	396,865	–	–
Total	$(11,081,163)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$1,636,735	$–	$–
Purchased options contracts	(293,022)	–	–
Written options contracts	98,950	–	–
Total	$1,442,663	$–	$–
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025
Liabilities:
Variation margin on futures contracts*	$(87,957)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2025
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(221,549)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$86,877	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Index 500 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025
Liabilities:
Variation margin on futures contracts*	$(33,394)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2025
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$963,914	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$1,454,694	$–	$–

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

For the year ended December 31, 2025, the SFT Core Bond Fund's derivatives were subject to master netting arrangements.

Counterparty	Unrealized appreciation on forward foreign currency contracts Assets	Financial Instrument/ Derivative Offset	Cash collateral pledged/ (received) by the fund	Net derivative instruments by counterparty at fair value Net Exposure
Citibank	$3,167	$(3,167)	$–	$–
Goldman Sachs International	32,405	(32,405)	–	–
Total	$35,572	$(35,572)	$–	$–
Counterparty	Unrealized depreciation on forward foreign currency contracts Liabilities	Financial Instrument/ Derivative Offset	Cash collateral pledged/ (received) by the fund	Net derivative instruments by counterparty at fair value Net Exposure
Bank of America	$2,629	$(2,629)	$–	$–
Citibank	21,974	(3,167)	–	18,807
Goldman Sachs International	46,450	(32,405)	–	14,045
Total	$71,053	$(38,201)	$–	$32,852

Securian Funds Trust
Notes to Financial Statements – continued

(8)  Affiliated Ownership

The SFT Balanced Stabilization Fund invests in underlying securities and other investment companies, of which certain underlying funds (affiliated underlying funds) may be deemed to be under common control with the SFT Balanced Stabilization Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board. The SFT Balanced Stabilization Fund achieves its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500® Index.

A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2025 are as follows:

					As of December 31, 2025
Fund/Underlying Fund	Beginning Value as of January 1, 2025	Sales	Change in Unrealized Appreciation/ Depreciation	Realized gains/ losses	Ending Value	Share Balance
SFT Balanced Stabilization Fund
SFT Index 500 Fund Class 1	$334,869,383	$(80,000,000)	$(10,221,688)	$59,789,060	$304,436,755	9,974,083

(9)  Other Risks

The Funds can invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in U.S. securities. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war, acts of terrorism, financial institution failures, trade wars, including the imposition of tariffs, or other events, can adversely affect local and global markets and normal market operations.

(10)  Segment Reporting

Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (CODM) when assessing segment performance and making decisions about segment resources. The President and Principal Executive Officer of Securian Funds Trust acts as the Funds' CODM. Each Fund manages its operations to a single investment objective, as detailed in its prospectus, through the execution of the Fund's investment strategies. Since inception, each Fund has operated as a single segment. Each Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as "Total Assets" and significant segment expenses are listed on the accompanying Statement of Operations.

(11)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there were no material events that would require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-643-5728 or on the SEC's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended June 30 is available by calling, toll-free, 800-643-5728 or on the SEC's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

Each Fund (other than the SFT Government Money Market Fund) files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT are available on the SEC's website at www.sec.gov. The SFT Government Money Market Fund files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund's reports on Form N-MFP are available on the SEC's website at www.sec.gov. The SFT Government Money Market Fund makes portfolio holdings information available to shareholders on its website at: www.securianfunds.com

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. ("Securian AM") or its affiliated companies, including Minnesota Life Insurance Company.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request, by calling, toll free, 800-643-5728.

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
Julie K. Getchell Year of birth: 1954	Trustee	Since 2011

Retired; held various senior financial positions at Cargill and its investment affiliates from 2005 to 2012; served as Chief Financial Officer and later as Chief Operating Officer of Insight Investment, Inc. from 1991 to 2000; Chartered Financial Analyst; Certified Public Accountant (inactive)

None
Brian E. Gustafson Year of birth: 1967	Trustee	Since 2022	Director, Private Markets, Olympus Ventures LLC, from January 2025 to present: Managing Director, Investment, Tonkawa, from 2001 to December 2024; Chartered Financial Analyst	None
Wan-Chong Kung Year of birth: 1960	Trustee	Since 2022	Retired; Portfolio Manager, Nuveen Asset Management, LLC, from 2011-2019	Federal Home Loan Bank of Des Moines, 2022-present; Trust for Advised Portfolios, 2020-present

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years	Other Directorships Held During Past 5 Years by Trustee
Interested Trustee
Suzette L. Huovinen Year of birth: 1975(3)	Trustee President and Principal Executive Officer	Trustee since 2025

Director, President, and CEO, Securian AM, since January 2023; Senior Vice President, Securian Financial Group, Inc. since 2019; Senior Vice President, Minnesota Life Insurance Company, since 2019; Senior Vice President, Securian Life Insurance Company, since 2019; President and CEO, Canadian Premier Life Insurance Company, from 2019 to 2022; President and CEO, Canadian Premier General Insurance Company, from 2019 to 2022; Vice President, Chief Actuary and Chief Risk Officer, Securian Financial Group, Inc., from 2015 to 2019

None

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Age	Position(s) Held Within the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last 5 Years
Other Executive Officers(4)
Kevin L. Ligtenberg Year of birth: 1973	Vice President and Treasurer	Since 2021

Vice President, Director of Investment Operations, Securian AM since August 2021; Director of Investment Operations, Securian AM from May 2021 to July 2021; Manager of Investment Operations, Securian AM from March 2013 to May 2021

Christopher B. Owens Year of birth: 1977	Vice President	Since 2020

Vice President—Individual Solutions Distribution, Securian Financial Group, Inc. since April 2024; Second Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., June 2018 to April 2024; National Sales Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., October 2011 to June 2018

Paul Jason Thibodeaux Year of birth: 1979	Secretary	Since 2021

Director, Law—Securities & Individual Solutions, Securian Financial Group, Inc. since August 2024: Senior Vice President, Chief Compliance Officer, Securian AM, from August, 2023 to August 2024; Vice President, Assistant General Counsel, Securian AM from June, 2022 to August, 2023; Senior Investment Counsel, Securian AM from January, 2018 to May 2022; Attorney, Gray Plant Mooty from 2014 to 2018

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Suzette L. Huovinen was elected as a Trustee of the Trust on November 17, 2025.

(4)  Although not a corporate officer of the Trust, Jessica L. Parrucci, born in 1982, has served as the Trust's Chief Compliance Officer since August 2024. Mrs. Parrucci is also Vice President, Chief Compliance Officer of Securian AM and Securian Financial Services, Inc.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Member FINRA

400 Robert Street North, St. Paul, MN 55101-2098

800-820-4205

F38897 Rev 2-2026

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2025 Securian Funds Trust All rights reserved.

F38897 Rev 2-2026

Call 1-800-643-5728 to receive your financial documents electronically. It's fast and convenient.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant held a special meeting of the shareholders on November 17, 2025, for the purpose of electing trustees of the Board of Trustees of the Registrant (the “Special Shareholder Meeting”). At the Special Shareholder Meeting, the following nominees were elected as trustees by the affirmative vote of a plurality of votes cast:

Nominee	Vote	Shares Voted	Percentage of Voted Shares	Position
Julie Getchell	For:	374,886,462.512	97.036%
	Withheld:	11,454,579.514	2.964%	Independent Trustee
	Total:	386,341,042.026	100.000%
Brian Gustafson	For:	374,162,341.129	96.848%
	Withheld:	12,178,700.897	3.152%	Independent Trustee
	Total:	386,341,042.026	100.000%
Wan-Chong Kung	For:	370,576,022.565	95.920%
	Withheld:	15,765,019.461	4.080%	Independent Trustee
	Total:	386,341,042.026	100.000%
Suzette Huovinen	For:	372,997,066.333	96.547%
	Withheld:	13,343,975.693	3.453%	Interested Trustee
	Total:	386,341,042.026	100.00%

No other trustees other than those listed above continued after the Special Shareholder Meeting. There were no abstentions or broker non-votes cast. No other business came before the Special Shareholder Meeting.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

This information is included within the report transmitted to shareholders pursuant to Rule 30e-1 filed under Item 1 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

This information is included within the report transmitted to shareholders filed under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board.

ITEM 16. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a) (1) A copy of the code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2 is filed herewith as Exhibit 99.CODE ETH.

(a) (2) Not applicable.

(a) (3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) is filed herewith as Exhibit 99.CERT.

(a) (4)  Not applicable.

(b) A certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Securian Funds Trust

By	/s/ Suzette L. Huovinen
Suzette L. Huovinen, President

Date: March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzette L. Huovinen
Suzette L. Huovinen, President (Principal Executive Officer)

By	/s/ Kevin L. Ligtenberg
Kevin L. Ligtenberg, Treasurer (Principal Financial Officer)

Date: March 4, 2026